                   INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR19

                                FINAL TERM SHEET

                           [INDYMAC BANK, F.S.B. LOGO]

                          $1,078,198,100 (APPROXIMATE)

                                INDYMAC MBS, INC.
                                    DEPOSITOR

                              INDYMAC BANK, F.S.B.
                          SPONSOR, SELLER AND SERVICER

                                        1

      This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

      The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS)
WITH THE SEC AND IS EFFECTIVE FOR THE OFFERING TO WHICH THIS COMMUNICATION
RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION
STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE
COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE
DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

      This free writing prospectus does not contain all information that is required to be included in the base prospectus and the free writing prospectus.

      The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                                        2

                   FREE WRITING PROSPECTUS DATED JUNE 28, 2006

                   INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR19

 DISTRIBUTIONS ARE PAYABLE MONTHLY ON THE 25TH DAY OF EACH MONTH, BEGINNING JULY
                                    25, 2006
                            ________________________

      The following classes of certificates that are offered pursuant to this free writing prospectus:

----------------------------------------------------------------------------------------------------------------------------
                        INITIAL CLASS                                                   INITIAL CLASS
                CERTIFICATE BALANCE / INITIAL   PASS-THROUGH                    CERTIFICATE BALANCE / INITIAL   PASS-THROUGH
    CLASS            NOTIONAL AMOUNT(1)           RATE(2)         CLASS              NOTIONAL AMOUNT(1)            RATE(2)
----------------------------------------------------------------------------------------------------------------------------

 Class 1-A-1         $       100,000,000          Floating      Class 5-A-1           $     50,000,000            Variable
----------------------------------------------------------------------------------------------------------------------------
 Class 1-A-2         $       228,009,500          Variable      Class 5-A-2           $    142,093,000            Variable
----------------------------------------------------------------------------------------------------------------------------
 Class 1-A-3         $        36,445,500          Variable      Class 5-A-3           $     21,344,000            Variable
----------------------------------------------------------------------------------------------------------------------------
 Class 1-A-4         $    100,000,000(3)          Variable       Class A-R            $            100            Variable
----------------------------------------------------------------------------------------------------------------------------
 Class 2-A-1         $       131,389,000          Variable      Class I-B-1           $     29,181,000            Variable
----------------------------------------------------------------------------------------------------------------------------
 Class 2-A-2         $        14,599,000          Variable      Class I-B-2           $     14,373,000            Variable
----------------------------------------------------------------------------------------------------------------------------
 Class 3-A-1         $       144,060,000          Variable      Class I-B-3           $      7,840,000            Variable
----------------------------------------------------------------------------------------------------------------------------
 Class 3-A-2         $        16,007,000          Variable      Class II-B-1          $      8,784,000            Variable
----------------------------------------------------------------------------------------------------------------------------
 Class 4-A-1         $       120,409,000          Variable      Class II-B-2          $      2,053,000            Variable
----------------------------------------------------------------------------------------------------------------------------
 Class 4-A-2         $        10,470,000          Variable      Class II-B-3          $      1,141,000            Variable
----------------------------------------------------------------------------------------------------------------------------

(1)   This amount is approximate and is subject to a permitted variance in the aggregate of plus or minus 10%.

(2)   The classes of certificates offered by this free writing prospectus are listed, together with their pass-through rates and initial ratings, in the tables under "Summary -- Description of the Certificates" in this free writing prospectus. The table also shows the index used to calculate the pass-through rate for the Class 1-A-1 Certificates.

(3)   The Class 1-A-4 Certificates are interest only, notional amount certificates. The initial notional amount for the Class 1-A-4 Certificates is set forth in the table above but is not included in the aggregate class certificate balance of all of the certificates offered.

                                        3

                                     SUMMARY

ISSUING ENTITY

IndyMac INDX Mortgage Loan Trust 2006-AR19, a common law trust formed under the laws of the State of New York.

DEPOSITOR

IndyMac MBS, Inc., a Delaware corporation, is a limited purpose finance subsidiary of IndyMac Bank, F.S.B. Its address is 155 North Lake Avenue,
Pasadena, California 91101, and its telephone number is (800) 669-2300. The depositor is an affiliate of IndyMac Securities Corporation (one of the underwriters).

SPONSOR, SELLER AND SERVICER

IndyMac Bank, F.S.B., a federal savings bank. Its principal executive offices are located at 888 East Walnut Street, Pasadena, California 91101, and its
telephone number is (800) 669-2300. The seller, sponsor and servicer is an affiliate of IndyMac Securities Corporation.

TRUSTEE

Deutsche Bank National Trust Company, a national banking association. The corporate trust office of the trustee is located (i) for purposes of certificate transfers, at DB Services Tennessee, 648 Grassmere Park Road., Nashville,
Tennessee 37211-3658, Attention: Transfer Unit and (ii) for all other purposes, at 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Trust
Administration IN06AJ, and its telephone number is (714) 247-6000.

POOLING AND SERVICING AGREEMENT

The pooling and servicing agreement dated as of June 1, 2006 among the seller, the servicer, the depositor and the trustee, under which the issuing entity will be formed.

CUT-OFF DATE

For each mortgage loan, the later of June 1, 2006 and the origination date of that mortgage loan.

CLOSING DATE

On or about June 29, 2006.

THE MORTGAGE LOANS

The mortgage pool will consist primarily of 30-year conventional adjustable-rate mortgage loans secured by first liens on one- to four- family residential properties. The mortgage loans will be divided into five groups. Each group of mortgage loans is referred to as a "loan group."

The mortgage rate on each mortgage loan is adjustable, after a specified period after origination during which the mortgage rate is fixed, based on a specified index. The aggregate stated principal balance of the mortgage loans in each loan group as of the cut off date is expected to be approximately as follows:

                         AGGREGATE              FIXED RATE
 LOAN GROUP        PRINCIPAL BALANCE ($)      PERIOD (MONTHS)
------------       ---------------------      ---------------
     1                  396,146,206                  60
     2                  158,682,768                  60
     3                  173,985,694                  84
     4                  142,259,943                  84
     5                  228,152,476                 120

The group 1 mortgage loans and group 3 mortgage loans have original principal balances that conform to the guidelines of Fannie Mae and Freddie Mac. The group
2 mortgage loans, the group 4 mortgage loans and the group 5 mortgage loans have original principal balances that may or may not conform to the guidelines of
Fannie Mae and Freddie Mac.

The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be added to or substituted for the mortgage loans that are described in this free writing prospectus. Any addition or substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the depositor expects that the group 1 mortgage loans will have the following characteristics:

Aggregate Current Principal Balance                      $396,146,206

                                        4

Weighted Average Mortgage Rate                           6.891%

Range of Mortgage Rates                                  5.000% to 10.500%

Average Current Principal Balance                        $248,835

Range of Outstanding Principal Balances                  $29,686 to $660,000

Weighted Average Original
    Loan-to-Value Ratio                                  76.43%

Weighted Average Original Term to Maturity               360 months

Weighted Average FICO Credit Score                       705

Weighted Average Remaining Term to Stated Maturity       359 months

Geographic Concentrations in excess of 10%:

    California                                           33.12%

Weighted Average Gross Margin                            2.721%

Weighted Average Maximum Mortgage Rate                   12.084%

Weighted Average Minimum Mortgage Rate                   2.721%

Range of Months to Next Mortgage Rate Adjustment         45 to 61 months

As of the cut-off date, the depositor expects that the group 2 mortgage loans will have the following characteristics:

Aggregate Current Principal Balance                      $158,682,768

Weighted Average Mortgage Rate                           6.704%

Range of Mortgage Rates                                  5.000% to 8.875%

Average Current Principal Balance                        $572,861

Range of Outstanding Principal Balances                  $146,906 to $2,365,300

Weighted Average Original
    Loan-to-Value Ratio                                  74.15%

Weighted Average Original Term to Maturity               360 months

Weighted Average FICO Credit Score                       709

Weighted Average Remaining Term to Stated Maturity       358 months

Geographic Concentrations in excess of 10%:

    California                                           53.47%

Weighted Average Gross Margin                            2.690%

Weighted Average Maximum Mortgage Rate                   11.846%

Weighted Average Minimum Mortgage Rate                   2.690%

Range of Months to Next Mortgage Rate Adjustment         53 to 61 months

As of the cut-off date, the depositor expects that the group 3 mortgage loans will have the following characteristics:

Aggregate Current Principal Balance                      $173,985,694

Weighted Average Mortgage Rate                           6.920%

Range of Mortgage Rates                                  5.000% to 9.625%

Average Current Principal Balance                        $252,886

Range of Outstanding Principal Balances                  $35,000 to $533,000

Weighted Average Original
    Loan-to-Value Ratio                                  78.37%

Weighted Average Original Term to Maturity               360 months

Weighted Average FICO Credit Score                       706

Weighted Average Remaining Term to Stated Maturity       360 months

Geographic Concentrations in excess of 10%:

    California                                           33.55%

Weighted Average Gross Margin                            2.684%

Weighted Average Maximum Mortgage Rate                   11.989%

Weighted Average Minimum Mortgage Rate                   2.684%

Range of Months to Next Mortgage Rate Adjustment         73 to 85 months

As of the cut-off date, the depositor expects that the group 4 mortgage loans will have the following characteristics:

Aggregate Current Principal Balance                      $142,259,943

Weighted Average Mortgage Rate                           6.774%

                                        5

Range of Mortgage Rates                                  5.375% to 8.920%

Average Current Principal Balance                        $607,948

Range of Outstanding Principal Balances                  $417,600 to $1,960,000

Weighted Average Original
    Loan-to-Value Ratio                                  74.15%

Weighted Average Original Term to Maturity               360 months

Weighted Average FICO Credit Score                       705

Weighted Average Remaining Term to Stated Maturity       359 months

Geographic Concentrations in excess of 10%:

    California                                           68.70%

Weighted Average Gross Margin                            2.639%

Weighted Average Maximum Mortgage Rate                   11.958%

Weighted Average Minimum Mortgage Rate                   2.639%

Range of Months to Next Mortgage Rate Adjustment         78 to 85 months

As of the cut-off date, the depositor expects that the group 5 mortgage loans will have the following characteristics:

Aggregate Current Principal Balance                      $228,152,476

Weighted Average Mortgage Rate                           6.570%

Range of Mortgage Rates                                  5.500% to 9.650%

Average Current Principal Balance                        $392,014

Range of Outstanding Principal Balances                  $37,920 to $1,975,000

Weighted Average Original
    Loan-to-Value Ratio                                  67.26%

Weighted Average Original Term to Maturity               360 months

Weighted Average FICO Credit Score                       706

Weighted Average Remaining Term to Stated Maturity       360 months

Geographic Concentrations in excess of 10%:

    California                                           69.76%

Weighted Average Gross Margin                            2.711%

Weighted Average Maximum Mortgage Rate                   11.678%

Weighted Average Minimum Mortgage Rate                   2.711%

Range of Months to Next Mortgage Rate Adjustment         113 to 121 months

As of the cut-off date, the depositor expects that the mortgage loans in aggregate loan group I will have the following characteristics:

Aggregate Current Principal Balance                      $871,074,613

Weighted Average Mortgage Rate                           6.844%

Range of Mortgage Rates                                  5.000% to 10.500%

Average Current Principal Balance                        $312,101

Range of Outstanding Principal Balances                  $29,686 to $2,365,300

Weighted Average Original
    Loan-to-Value Ratio                                  76.03%

Weighted Average Original Term to Maturity               360 months

Weighted Average FICO Credit Score                       706

Weighted Average Remaining Term to Stated Maturity       359 months

    Geographic Concentrations in excess of 10%:

    California                                           42.73%

Weighted Average Gross Margin                            2.695%

Weighted Average Maximum Mortgage Rate                   12.001%

Weighted Average Minimum Mortgage Rate                   2.695%

Range of Months to Next Mortgage Rate Adjustment         45 to 85 months

                                        6

DESCRIPTION OF THE CERTIFICATES

The issuing entity will issue the following classes of certificates:

                             INITIAL
                           CERTIFICATE
                            PRINCIPAL                                                        MODELED FINAL    INITIAL      INITIAL
                        BALANCE / INITIAL                                  FINAL SCHEDULED   DISTRIBUTION      RATING      RATING
       CLASS            NOTIONAL AMOUNT(1)              TYPE              DISTRIBUTION DATE    DATE(2)      (MOODY'S)(3)  (S&P)(3)
--------------------   -------------------  ----------------------------  -----------------  -------------  ------------  --------

OFFERED CERTIFICATES
1-A-1...............      $100,000,000      Senior/Floating Pass-Through   August 25, 2036   June 25, 2014      Aaa          AAA
                                                  Rate/Super Senior

1-A-2...............      $228,009,500      Senior/Variable Pass-Through   August 25, 2036   June 25, 2014      Aaa          AAA
                                                  Rate/Super Senior

1-A-3...............       $36,445,500      Senior/Variable Pass-Through   August 25, 2036   June 25, 2014      Aaa          AAA
                                                    Rate/Support

1-A-4...............      $100,000,000      Senior/Variable Pass-Through   August 25, 2036   June 25, 2014      Aaa          AAA
                                                    Rate/Notional
                                                Amount/Interest Only

2-A-1...............      $131,389,000      Senior/Variable Pass-Through   August 25, 2036   June 25, 2014      Aaa          AAA
                                                  Rate/Super Senior

2-A-2...............       $14,599,000      Senior/Variable Pass-Through   August 25, 2036   June 25, 2014      Aaa          AAA
                                                    Rate/Support

3-A-1...............      $144,060,000      Senior/Variable Pass-Through   August 25, 2036   June 25, 2014      Aaa          AAA
                                                  Rate/Super Senior

3-A-2...............       $16,007,000      Senior/Variable Pass-Through   August 25, 2036   June 25, 2014      Aaa          AAA
                                                    Rate/Support

4-A-1...............      $120,409,000      Senior/Variable Pass-Through   August 25, 2036   June 25, 2014      Aaa          AAA
                                                  Rate/Super Senior

4-A-2...............       $10,470,000      Senior/Variable Pass-Through   August 25, 2036   June 25, 2014      Aaa          AAA
                                                    Rate/Support

5-A-1...............       $50,000,000      Senior/Variable Pass-Through   August 25, 2036   June 25, 2014      Aaa          AAA
                                                  Rate/Super Senior

                                        7

                             INITIAL
                           CERTIFICATE
                            PRINCIPAL                                                        MODELED FINAL    INITIAL      INITIAL
                        BALANCE / INITIAL                                  FINAL SCHEDULED   DISTRIBUTION      RATING      RATING
       CLASS           NOTIONAL AMOUNT(1)               TYPE              DISTRIBUTION DATE    DATE(2)      (MOODY'S)(3)  (S&P)(3)
--------------------   -------------------  ----------------------------  -----------------  -------------  ------------  --------

5-A-2...............      $142,093,000      Senior/Variable Pass-Through   August 25, 2036   June 25, 2014      Aaa         AAA
                                            Rate/Super Senior/Prepayment
                                                    Charges (4)

5-A-3...............       $21,344,000      Senior/Variable Pass-Through   August 25, 2036   June 25, 2014      Aaa         AAA
                                                    Rate/Support

A-R.................          $100             Senior/REMIC Residual       August 25, 2036   July 25, 2036      Aaa         AAA

I-B-1...............       $29,181,000       Subordinate/Variable Pass-    August 25, 2036   June 25, 2014      Aa2          AA
                                                    Through Rate

I-B-2...............       $14,373,000       Subordinate/Variable Pass-    August 25, 2036   June 25, 2014       A2          A
                                                    Through Rate

I-B-3...............       $7,840,000        Subordinate/Variable Pass-    August 25, 2036   June 25, 2014      Baa2        BBB
                                                    Through Rate

II-B-1..............       $8,784,000        Subordinate/Variable Pass-    August 25, 2036   June 25, 2014      N/R          AA
                                                    Through Rate

II-B-2..............       $2,053,000        Subordinate/Variable Pass-    August 25, 2036   June 25, 2014      N/R          A
                                                    Through Rate

II-B-3..............       $1,141,000        Subordinate/Variable Pass-    August 25, 2036   June 25, 2014      N/R         BBB
                                                    Through Rate

NON-OFFERED CERTIFICATES (5)
I-B-4...............       $7,840,000        Subordinate/Variable Pass-    August 25, 2036   June 25, 2014
                                                    Through Rate

I-B-5...............       $6,098,000        Subordinate/Variable Pass-    August 25, 2036   June 25, 2014
                                                    Through Rate

I-B-6...............       $4,353,513        Subordinate/Variable Pass-    August 25, 2036   June 25, 2014
                                                    Through Rate

II-B-4..............       $1,255,000        Subordinate/Variable Pass-    August 25, 2036   June 25, 2014
                                                    Through Rate

                                        8

                             INITIAL
                           CERTIFICATE
                            PRINCIPAL                                                        MODELED FINAL    INITIAL      INITIAL
                        BALANCE / INITIAL                                  FINAL SCHEDULED   DISTRIBUTION      RATING      RATING
       CLASS           NOTIONAL AMOUNT(1)               TYPE              DISTRIBUTION DATE    DATE(2)      (MOODY'S)(3)  (S&P)(3)
--------------------   -------------------  ----------------------------  -----------------  -------------  ------------  --------

II-B-5..............        $799,000         Subordinate/Variable Pass-    August 25, 2036   June 25, 2014
                                                    Through Rate

II-B-6..............        $683,476         Subordinate/Variable Pass-    August 25, 2036   June 25, 2014
                                                    Through Rate

I-P-1...............          $100             Prepayment Charges (6)            N/A              N/A
I-P-2...............          $100             Prepayment Charges (6)            N/A              N/A

_________________
(1)   This amount is subject to a permitted variance in the aggregate of plus or minus 10% depending on the amount of mortgage loans actually delivered on the closing date.

(2)   The modeled final distribution date is based upon (a) an assumed rate of prepayments equal to 25% of the Prepayment Assumption, (b) the modeling assumptions used in this free writing prospectus and (c) assuming the optional termination is exercised by the servicer at the earliest possible distribution date.

(3)   The offered certificates will not be offered unless they are assigned the indicated ratings by Standard & Poor's, a division of The McGraw-Hill
      Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("MOODY'S"). A
      rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(4)   The Class 5-A-2 Certificates will also be entitled to receive prepayment charges with respect to the group 5 mortgage loans.

(5)   The Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5,
      Class II-B-6, Class I-P-1 and Class I-P-2 Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class I-B-4, Class I-B-5, Class
      I-B-6, Class II-B-4, Class II-B-5, Class II-B-6, Class I-P-1 and Class
      I-P-2 Certificates is provided only to permit a better understanding of the offered certificates.

(6)   The Class I-P-1 and Class I-P-2 Certificates will be entitled to receive prepayment charges with respect to the mortgage loans in aggregate loan group I.

                                        9

The certificates will also have the following characteristics:

                               RELATED      INITIAL PASS-THROUGH                                                 INTEREST ACCRUAL
          CLASS             LOAN GROUP(S)         RATE(1)          PASS-THROUGH RATE   INTEREST ACCRUAL PERIOD      CONVENTION
-------------------------   -------------   --------------------   -----------------   -----------------------   ----------------

OFFERED CERTIFICATES
1-A-1....................         1               5.2890%          LIBOR + 0.18%(2)       25th to 24th (3)        Actual/360 (4)
1-A-2....................         1               6.5033%                 (5)            calendar month (6)         30/360 (7)
1-A-3....................         1               6.5033%                 (5)            calendar month (6)         30/360 (7)
1-A-4....................         1               1.9195%                 (8)            calendar month (6)         30/360 (7)
2-A-1....................         2               6.3190%                 (5)            calendar month (6)         30/360 (7)
2-A-2....................         2               6.3190%                 (5)            calendar month (6)         30/360 (7)
3-A-1....................         3               6.5380%                 (5)            calendar month (6)         30/360 (7)
3-A-2....................         3               6.5380%                 (5)            calendar month (6)         30/360 (7)
4-A-1....................         4               6.3953%                 (5)            calendar month (6)         30/360 (7)
4-A-2....................         4               6.3953%                 (5)            calendar month (6)         30/360 (7)
5-A-1....................         5               6.1860%                 (5)            calendar month (6)         30/360 (7)
5-A-2....................         5               6.1860%                 (5)            calendar month (6)         30/360 (7)
5-A-3....................         5               6.1860%                 (5)            calendar month (6)         30/360 (7)
A-R......................         1               6.5033%                 (5)            calendar month (6)         30/360 (7)
I-B-1....................    1, 2, 3, 4           6.4590%                 (9)            calendar month (6)         30/360 (7)
I-B-2....................    1, 2, 3, 4           6.4590%                 (9)            calendar month (6)         30/360 (7)
I-B-3....................    1, 2, 3, 4           6.4590%                 (9)            calendar month (6)         30/360 (7)
II-B-1...................         5               6.1860%                (10)            calendar month (6)         30/360 (7)
II-B-2...................         5               6.1860%                (10)            calendar month (6)         30/360 (7)
II-B-3...................         5               6.1860%                (10)            calendar month (6)         30/360 (7)
NON-OFFERED CERTIFICATES
I-B-4....................    1, 2, 3, 4           6.4590%                 (9)            calendar month (6)         30/360 (7)
I-B-5....................    1, 2, 3, 4           6.4590%                 (9)            calendar month (6)         30/360 (7)
I-B-6....................    1, 2, 3, 4           6.4590%                 (9)            calendar month (6)         30/360 (7)
II-B-4...................         5               6.1860%                (10)            calendar month (6)         30/360 (7)
II-B-5...................         5               6.1860%                (10)            calendar month (6)         30/360 (7)
II-B-6...................         5               6.1860%                (10)            calendar month (6)         30/360 (7)
I-P-1....................    1, 2, 3, 4             N/A                   N/A                    N/A                   N/A
I-P-2....................    1, 2, 3, 4             N/A                   N/A                    N/A                   N/A

(1)   Reflects the expected pass-through rate as of the closing date.

(2)   The pass-through rate on this class of certificates may adjust monthly based on the level of one-month LIBOR, subject to an interest rate cap, as described in this free writing prospectus under "Description of the
      Certificates - Interest." LIBOR for the related interest accrual period is calculated as described in this free writing prospectus under "Description of the Certificates - Determination of LIBOR." Additionally, after the first possible optional termination date, the pass-through margin of this class of certificates will double.

                                       10

(3)   The interest accrual period for any distribution date will be the one-month period commencing on the 25th day of the month before the month in which that distribution date occurs (or the closing date in the case of the first distribution date) and ending on the 24th day of the month in which the distribution date occurs.

(4)   Interest will accrue at the rate described in this table on the basis of a
      360-day year and the actual number of days that elapsed in the interest accrual period.

(5)   The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in the corresponding loan group.

(6)   The interest accrual period for any distribution date will be the calendar month preceding that distribution date.

(7)   Interest accrues at the rate specified in this table based on a 360-day year that consists of twelve 30-day months.

(8)   The pass-through rate for this class of certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the group 1 mortgage loans minus (ii) the product of (a) the pass-through rate for the
      Class 1-A-1 Certificates for that interest accrual period and (b) (1) 30, divided by (2) the number of days in the interest accrual period for the
      Class 1-A-1 Certificates.

(9)   The pass-through rate for each class of group I subordinated certificates for the interest accrual period for any distribution date will be a per annum rate equal to the sum of the following for each loan group in aggregate loan group I: the product of (x) the weighted average adjusted net mortgage rate of the related mortgage loans, weighted on the basis of their stated principal balance as of the first day in the month prior to the month in which such distribution date occurs (after giving effect to prepayments received in the prepayment period related to that prior Due
      Date) and (y) a fraction, the numerator of which is the related assumed balance immediately prior to that distribution date, and the denominator of which is the aggregate class certificate balance of the group I subordinated certificates immediately prior to that distribution date.

(10)  The pass-through rate for each class of group II subordinated certificates for the interest accrual period related to any distribution date will be a per annum rate equal to the weighted average adjusted net mortgage rate of the mortgage loans in loan group 5, weighted on the basis of their stated
      principal balance as of the first day in the month prior to the month in which such distribution date occurs (after giving effect to prepayments received in the prepayment period related to that prior Due Date).

                                       11

DESIGNATIONS

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

        DESIGNATION                     CLASSES OF CERTIFICATES
---------------------------       ------------------------------------
      Group 1 Senior                Class 1-A-1, Class 1-A-2, Class
       Certificates                   1-A-3, Class 1-A-4 and Class
                                            A-R Certificates

      Group 2 Senior                  Class 2-A-1 and Class 2-A-2
       Certificates                           Certificates

      Group 3 Senior                  Class 3-A-1 and Class 3-A-2
       Certificates                           Certificates

      Group 4 Senior                  Class 4-A-1 and Class 4-A-2
       Certificates                           Certificates

      Group 5 Senior                  Class 5-A-1, Class 5-A-2 and
 Certificates or Group II               Class 5-A-3 Certificates
    Senior Certificates

      Group I Senior                  Group 1 Senior Certificates,
       Certificates                   Group 2 Senior Certificates,
                                      Group 3 Senior Certificates
                                    and Group 4 Senior Certificates

 Senior Certificate Group              Each of the Group 1 Senior
                                      Certificates, Group 2 Senior
                                      Certificates, Group 3 Senior
                                      Certificates, Group 4 Senior
                                        Certificates and Group 5
                                          Senior Certificates

    Senior Certificates               Group 1 Senior Certificates,
                                      Group 2 Senior Certificate,
                                      Group 3 Senior Certificates,
                                      Group 4 Senior Certificates
                                           and Group 5 Senior
                                              Certificates

   Group I Subordinated                Class I-B-1, Class I-B-2,
       Certificates                    Class I-B-3, Class I-B-4,
                                      Class I-B-5 and Class I-B-6
                                              Certificates

   Group II Subordinated              Class II-B-1, Class II-B-2,
       Certificates                   Class II-B-3, Class II-B-4,
                                         Class II-B-5 and Class
                                          II-B-6 Certificates

   Group I Certificates               Group I Senior Certificates
                                        and Group I Subordinated
                                              Certificates

   Group II Certificates              Group II Senior Certificates
                                       and Group II Subordinated
                                              Certificates

 Subordinated Certificates                Group I Subordinated
                                       Certificates and Group II
                                       Subordinated Certificates

 Subordinated Certificate                 Each of the Group I
           Group                       Subordinated Certificates
                                       and Group II Subordinated
                                              Certificates

    LIBOR Certificates                  Class 1-A-1 Certificates

      Notional Amount                   Class 1-A-4 Certificates
       Certificates

   Offered Certificates                Senior Certificates, Class
                                       I-B-1, Class I-B-2, Class
                                       I-B-3, Class II-B-1, Class
                                        II-B-2 and Class II-B-3
                                              Certificates

 Super Senior Certificates             Class 1-A-1, Class 1-A-2,
                                       Class 2-A-1, Class 3-A-1,
                                      Class 4-A-1, Class 5-A-1 and
                                        Class 5-A-2 Certificates

      Senior Support                   Class 1-A-3, Class 2-A-2,
       Certificates                   Class 3-A-2, Class 4-A-2 and
                                        Class 5-A-3 Certificates

RECORD DATE

The record date (x) for the LIBOR Certificates, so long as such certificates are book-entry certificates, is the business day immediately prior to such distribution date and (y) for any other class of certificates and any definitive certificates, is the last business day of the month immediately preceding the month of such distribution date.

DENOMINATIONS

Offered Certificates other than the Class A-R Certificates:

$25,000 and multiples of $1,000.

Class A-R Certificates:

$100.

REGISTRATION OF CERTIFICATES

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their

                                       12

beneficial interests through The Depository Trust Company in the United States and, upon request, through Clearstream Luxembourg or the Euroclear System in
Europe.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

DISTRIBUTION DATES

We will make distributions on the 25th day of each month. If the 25th day of a month is not a business day, then we will make distributions the next business day. The first distribution is scheduled for July 25, 2006.

INTEREST DISTRIBUTIONS

The related interest accrual period, interest accrual convention and pass-through rate for each class of certificates is shown in the table on pages
S-13 and S-14.

On each distribution date, to the extent funds are available for the related loan group, each class of certificates will be entitled to receive:

      o   interest accrued at the applicable pass through rate during the related interest accrual period on the class certificate balance or notional amount, as applicable, immediately prior to that distribution date; and

      o   any interest remaining unpaid from prior distribution dates; less

      o   any net interest shortfalls allocated to that class for that distribution date.

When a borrower makes a full or partial prepayment on a mortgage loan, the amount of interest that the borrower is required to pay may be less than the amount of interest certificateholders would otherwise be entitled to receive with respect to the mortgage loan. The servicer is required to reduce its servicing compensation to offset this shortfall but the reduction for any distribution date is limited to an amount equal to the product of one twelfth of
0.125% multiplied by the pool balance as of the first day of the prior month. If the aggregate amount of interest shortfalls resulting from prepayments on the mortgage loans in a loan group exceeds the amount of the reduction in the servicer's servicing compensation, the interest entitlement for each related class of certificates will be reduced proportionately by the amount of this excess.

For each class of certificates, any unpaid interest amounts (which is interest due, but not paid, on a prior distribution date) will be payable as and to the extent described in this free writing prospectus.

ALLOCATION OF NET INTEREST SHORTFALLS

For any distribution date, the interest entitlement for each class of certificates will be reduced by the amount of net interest shortfalls experienced by the mortgage loans in the related loan group or loan groups resulting from:

      o   prepayments on the mortgage loans; and

      o   reductions in the mortgage rate on the related mortgage loans due to
          Servicemembers Civil Relief Act reductions or debt service reductions.

Net interest shortfalls for a loan group on any distribution date will be allocated pro rata among all classes of the related senior certificates and the related classes of subordinated certificates, based on their respective entitlements (or, in the case of the group I subordinated certificates, based on interest accrued on each such subordinated class' share of the assumed balance, in each case before taking into account any reduction in the interest entitlements due to shortfalls.

If on any distribution date, available funds for a loan group are not sufficient to make a full distribution of the interest entitlement on the related classes of certificates in the order described below under "-- Priority of Distributions
Among Certificates," interest will be distributed on each class of related certificates, pro rata, based on their respective entitlements. Any unpaid interest amount will be carried forward and added to the amount holders of each affected class of certificates will be entitled to receive on the next distribution date.

                                       13

AMOUNTS AVAILABLE FOR DISTRIBUTIONS ON THE CERTIFICATES

The amount available for distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and generally consists of the following amounts with respect to a loan group (after the fees and expenses described under the next heading are subtracted):

      o   all scheduled installments of interest and principal due and received on the mortgage loans in that loan group in the applicable period, together with any advances with respect to them;

      o   all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures;

      o   net proceeds from the liquidation of defaulted mortgage loans in that loan group during the applicable period, by foreclosure or otherwise during the calendar month preceding the month of the distribution date
          (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

      o   subsequent recoveries with respect to mortgage loans in that loan group;

      o   partial or full prepayments with respect to mortgage loans in that loan group collected during the applicable period, together with interest paid in connection with the prepayment, other than certain excess amounts payable to the servicer and the compensating interest;
          and

      o   any substitution adjustment amounts or purchase price in respect of a deleted mortgage loan or a mortgage loan in that loan group repurchased by the seller or purchased by the servicer during the applicable period.

Fees and Expenses

The amounts available for distribution on the certificates on any distribution date generally will not include the following amounts:

      o   the servicing fee and additional servicing compensation due to the servicer;

      o   the trustee fee due to the trustee;

      o   any lender-paid mortgage insurance premiums;

      o   amounts reimbursed to the servicer and the trustee in respect of advances previously made by them and other amounts for which the servicer and the trustee are entitled to be reimbursed;

      o   all prepayment charges (which are distributable only to the Class
          5-A-2, Class I-P-1 and Class I-P-2 Certificates); and

      o   all other amounts for which the depositor, the seller or the servicer is entitled to be reimbursed.

Any amounts paid from the amount available for distribution to the certificateholders will reduce the amount that could have been distributed to the certificateholders.

SERVICING COMPENSATION

Servicing Fee

The servicer will be paid a monthly fee (referred to as the servicing fee) with respect to each mortgage loan of 0.375% per annum (referred to as the servicing fee rate).

Additional Servicing Compensation

The servicer is also entitled to receive additional servicing compensation, all late payment fees, assumption fees and other similar charges (excluding prepayment charges) and investment income earned on amounts on deposit in certain of the issuing entity's accounts and excess proceeds with respect to mortgage loans as described under "Description of the Certificates --Priority of
Distributions Among Certificates."

Source and Priority of Distributions

                                       14

These amounts will be paid to the servicer from collections on the mortgage loans prior to any distributions on the certificates.

PRIORITY OF DISTRIBUTIONS

PRIORITY OF DISTRIBUTIONS AMONG CERTIFICATES

In general, on any distribution date, available funds for each loan group will be distributed in the following order:

      o   to interest on each class of senior certificates related to that loan group, pro rata, based on their respective interest distribution amounts;

      o   to principal of the classes of senior certificates relating to that loan group then entitled to receive distributions of principal, in the order and subject to the priorities set forth below;

      o   to interest on and then principal of the classes of subordinated certificates relating to such aggregate loan group, in the order of their seniority, beginning with the related class of Class B-1
          Certificates, in each case subject to the limitations set forth below;
          and

      o   from any remaining available amounts, to the Class A-R Certificates, as applicable.

PRINCIPAL DISTRIBUTIONS

Generally, principal collections from the mortgage loans in a loan group are allocated to the senior certificates as set forth below, and any remainder is allocated to the related group of subordinated certificates:

      o   in the case of scheduled principal collections on the mortgage loans in a loan group, the amount allocated to the related senior certificates is based on the ratio of the aggregate class certificate balance of the related senior certificates to the aggregate stated
          principal balance of the mortgage loans in that loan group and

      o   in the case of principal prepayments on the mortgage loans in a loan group, the amount allocated to the related senior certificates is based on a fixed percentage (equal to 100%) until the seventh anniversary of the first distribution date, at which time the percentage will step down as described in this free writing prospectus, if the specified conditions are met.

Notwithstanding the foregoing,

      o   no decrease in the senior prepayment percentage related to a loan group in an aggregate loan group will occur unless certain conditions related to the loss and delinquency performance of the mortgage loans in each loan group in that aggregate loan group are satisfied and

      o   if the related subordination percentage meets a certain threshold and certain conditions related to loss and delinquency performance of the mortgage loans in each loan group in the related aggregate loan group are satisfied (referred to as the "two times test"), the senior prepayment percentage will step down prior to the seventh anniversary of the first distribution date, and will be a smaller percentage than would be the case if the two times test were not met.

Additionally, the Class 5-A-2 Certificates will be entitled to receive all prepayment charges received by the servicer related to the group 5 mortgage loans.

PRINCIPAL

SENIOR CERTIFICATES:

On each distribution date, the principal amount for each loan group, up to the amount of the related senior principal distribution amount, will be distributed as principal of the following classes of senior certificates, in the following order of priority:

Distributions with respect to loan group 1:

      1.  to the Class A-R Certificates, until its class certificate balance is reduced to zero; and

      2.  concurrently, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3
Certificates, pro rata, until their respective class certificate balances are reduced to zero.

Distributions with respect to loan group 2:

                                       15

Concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero.

Distributions with respect to loan group 3:

Concurrently, to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero.

Distributions with respect to loan group 4:

Concurrently, to the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, until their respective class certificate balances are reduced to zero.

Distributions with respect to loan group 5:

Concurrently, to the Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates, pro
rata, until their respective class certificate balances are reduced to zero.

SUBORDINATED CERTIFICATES; APPLICABLE CREDIT SUPPORT PERCENTAGE TRIGGER:

On each distribution date and with respect to the loan group or groups in each aggregate loan group, to the extent of available funds available therefor, the principal amount for a loan group in an aggregate loan group, up to the subordinated principal distribution amount for that loan group, will be distributed as principal of the classes in the related group of subordinated certificates in order of seniority, beginning with the related class of Class
B-1 Certificates, until their respective class certificate balances are reduced to zero. Each class of subordinated certificates will be entitled to receive its pro rata share of the subordinated principal distribution amount from all loan groups in the related aggregate loan group (based on its respective class certificate balance); provided, that if the applicable credit support percentage of a class or classes (other than the class of subordinated certificates in the related subordinated certificate group then outstanding with the highest priority of distribution) is less than the original applicable credit support percentage for that class or classes (referred to as "restricted classes"), the restricted classes will not receive distributions of principal prepayments from any loan group in the applicable aggregate loan group. Instead, the portion of the principal prepayments otherwise distributable to the restricted classes will be allocated to those classes of subordinated certificates in the related subordinated certificate group that are not restricted classes, pro rata, based upon their respective class certificate balances and distributed in the sequential order described above.

REQUIRED REPURCHASES, SUBSTITUTIONS OR PURCHASES OF MORTGAGE LOANS

The seller will make certain representations and warranties relating to the mortgage loans pursuant to the pooling and servicing agreement. If with respect to any mortgage loan any of the representations and warranties are breached in any material respect as of the date made, or an uncured material document defect exists, the seller will be obligated to repurchase or substitute for the mortgage loan.

The servicer is permitted to modify any mortgage loan at the request of the related mortgagor, provided that the servicer purchases the mortgage loan from the issuing entity immediately preceding the modification.

CREDIT ENHANCEMENT

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

Subordination

The senior certificates will have a distribution priority over the related classes of subordinated certificates. Among the subordinated certificates offered by this free writing prospectus, within each group of subordinated certificates, each class of subordinated certificates will have a distribution priority over the class or classes of certificates in that subordinated certificate group with a higher numerical designation, if any.

Subordination is designed to provide the holders of certificates with a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans in a loan group in an aggregate loan group first, to the related group of subordinated certificates, beginning with the class of subordinated certificates in that subordinated certificate group then outstanding with the lowest priority of distribution, and second to the related senior certificates (other than the notional amount certificates) in accordance

                                       16

with the priorities set forth under "Description of the Certificates--
Allocation of Realized Losses." However, any realized losses on the mortgage loans in a loan group that would otherwise be allocated to the related super senior class or classes of certificates will instead be allocated to the related support class of certificates until its class certificate balance is reduced to zero.

Additionally, as described above under "-- Principal Distributions," unless certain conditions are met, the senior prepayment percentage related to a loan group in an aggregate loan group (which determines the allocation of unscheduled payments of principal between the related senior certificates and the related subordinated certificates) will exceed the related senior percentage (which represents such senior certificates' pro rata percentage interest in the mortgage loans in that loan group). This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of realized losses, increasing the interest in the principal balance of the aggregate loan group evidenced by the related group of subordinated certificates. Increasing the respective interest of the related subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the related subordinated certificates.

Cross-Collateralization

If the senior certificates of one senior certificate group of group I senior certificates have been paid in full before the senior certificates of the other senior certificate groups of group I senior certificates, all principal on the mortgage loans related to the senior certificate group of group I senior certificates that was paid in full will be distributed to the remaining group I senior certificates on a pro rata basis. However, those distributions will not be made if the level of subordination provided to the group I senior certificates by the group I subordinated certificates has doubled from the original level and the delinquency performance of the mortgage loans satisfies the test described under "Description of the
Certificates--Cross-Collateralization."

If on any distribution date the aggregate class certificate balance of the senior certificates of a senior certificate group related to aggregate loan group I, after giving effect to distributions to be made on that distribution date, is greater than the aggregate stated principal balance of the mortgage loans in the related loan group in aggregate loan group I (any such group, an
"undercollateralized group"), all amounts otherwise distributable as principal to the group I subordinated certificates (or, following the senior credit support depletion date, the amounts described in the following sentence) will be distributed as principal to the group I senior certificates of that undercollateralized group, until the aggregate class certificate balance of the senior certificates of the undercollateralized group equals the aggregate stated
principal balance of the mortgage loans in that loan group in aggregate loan group I (such distribution, an "undercollateralization distribution"). If the senior certificates of a senior certificate group related to aggregate loan group I constitute an undercollateralized group on any distribution date following the senior credit support depletion date, undercollateralization distributions will be made from the excess of the available funds for the other loan groups in aggregate loan group I remaining after all required amounts for that distribution date have been distributed to the senior certificates of that senior certificate group.

Accordingly, the group I subordinated certificates will not receive distributions of principal until each undercollateralized group is no longer undercollateralized.

All distributions described in this "--Cross-Collateralization" section will be made in accordance with the priorities set forth below under "Distributions on the Certificates -- Principal -- Senior Principal Distribution Amount" and "--
Subordinated Principal Distribution Amount."

There is no cross-collateralization permitted between the group I certificates and the group II certificates.

CORRIDOR CONTRACT

A separate supplemental interest trust created under the pooling and servicing agreement will have the benefit of an interest rate corridor contract for the benefit of the Class 1-A-1 Certificates. On or prior to the corridor contract termination date, amounts paid under the corridor contract will be available as described in this free writing prospectus to make payments of the yield supplement amount, to the extent not distributed to the Class 1-A-1 Certificates from interest otherwise distributable on the Class 1-A-4 Certificates, to the
Class 1-A-1 Certificates if LIBOR (as calculated for the interest accrual period related to that distribution date) exceeds the strike rate for that distribution date and for this purpose with a ceiling of 9.32%.

                                       17

See "Description of the Certificates--Yield Supplement Amount" in this free writing prospectus.

THE CARRYOVER RESERVE FUND

On each distribution date, amounts otherwise distributable to the Class 1-A-4
Certificates as interest will be deposited into the carryover reserve fund and distributed to pay net WAC carryover amounts in an amount up to the unpaid net
WAC carryover amount for the Class 1-A-1 Certificates for that distribution date and any prior distribution date. The Class 1-A-4 Certificates will not be reimbursed for any amounts paid to the Class 1-A-1 Certificates.

See "Description of the Certificates--The Carryover Reserve Fund" in this free writing prospectus.

ADVANCES

The servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal distributions on the certificates and are not intended to guarantee or insure against losses.

OPTIONAL TERMINATION

The servicer may purchase all of the remaining assets of the issuing entity and retire all outstanding classes of certificates on or after the distribution date on which the aggregate stated principal balance of the mortgage loans and related real estate owned by the issuing entity declines below 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date.

LEGAL INVESTMENT

The senior certificates and the Class I-B-1 and Class II-B-1 Certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market
Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. None of the other classes of offered certificates will be
"mortgage related securities" for purposes of the Secondary Mortgage Market
Enhancement Act of 1984.

                                       18

                                                     THE MORTGAGE POOL

                                                       LOAN GROUP 1

                                       MORTGAGE RATES FOR THE GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF                        MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
MORTGAGE RATES (%)                LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

4.501 - 5.000.................        2     $     623,012.00       0.16%     $ 311,506.00     5.000%     733       71.23%
5.001 - 5.500.................       15         4,023,186.43       1.02        268,212.43     5.396      705       72.45
5.501 - 6.000.................      122        35,296,435.82       8.91        289,315.05     5.852      723       69.16
6.001 - 6.500.................      388       108,980,506.37      27.51        280,877.59     6.338      717       74.69
6.501 - 7.000.................      418       106,813,451.13      26.96        255,534.57     6.813      702       76.72
7.001 - 7.500.................      287        69,562,917.66      17.56        242,379.50     7.344      699       78.75
7.501 - 8.000.................      224        47,492,429.55      11.99        212,019.77     7.790      686       79.78
8.001 - 8.500.................       91        15,982,556.25       4.03        175,632.49     8.311      684       80.23
8.501 - 9.000.................       30         5,000,953.22       1.26        166,698.44     8.749      694       83.58
9.001 - 9.500.................       12         2,046,471.51       0.52        170,539.29     9.438      679       84.35
10.001 - 10.500...............        1            29,686.86       0.01         29,686.86    10.000      682       90.00
    Total.....................        2           294,600.00       0.07        147,300.00    10.369      680       83.14
                                ---------   ----------------   -----------
                                  1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the group 1 mortgage loans was approximately 6.891% per annum. As of the Cut-off Date, the weighted average Mortgage Rate of the group 1 mortgage loans net of the interest premium charged by the lender was approximately 6.880% per annum.

                               CURRENT PRINCIPAL BALANCES FOR THE GROUP 1 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
CURRENT MORTGAGE LOAN           MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PRINCIPAL BALANCES ($)            LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

0.01 - 50,000.00 .............        9     $     375,323.46       0.09%     $  41,702.61    8.484%      707       76.35%
50,000.01 - 100,000.00 .......       55         4,358,009.24       1.10         79,236.53    7.508       713       76.39
100,000.01 - 150,000.00 ......      222        28,237,287.41       7.13        127,194.99    7.353       702       76.76
150,000.01 - 200,000.00 ......      276        48,803,053.62      12.32        176,822.66    7.148       700       77.30
200,000.01 - 250,000.00 ......      287        64,967,124.12      16.40        226,366.29    6.961       708       76.98
250,000.01 - 300,000.00 ......      238        65,771,096.81      16.60        276,349.15    6.913       704       77.44
300,000.01 - 350,000.00 ......      225        72,822,624.71      18.38        323,656.11    6.787       704       76.40
350,000.01 - 400,000.00 ......      183        68,559,236.20      17.31        374,640.63    6.670       701       75.78
400,000.01 - 450,000.00 ......       78        32,392,426.79       8.18        415,287.52    6.607       712       74.58
450,000.01 - 500,000.00 ......       11         5,385,999.22       1.36        489,636.29    6.882       709       74.24
500,000.01 - 550,000.00 ......        5         2,618,775.22       0.66        523,755.04    6.207       720       71.50
550,000.01 - 600,000.00 ......        1           594,000.00       0.15        594,000.00    5.750       786       64.99
600,000.01 - 650,000.00 ......        1           601,250.00       0.15        601,250.00    6.375       778       65.00
650,000.01 - 700,000.00 ......        1           660,000.00       0.17        660,000.00    6.750       688       64.39
                                ---------   ----------------   -----------
Total ........................    1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the average principal balance of the group 1 mortgage loans was approximately $248,835.

                                       19

                              ORIGINAL LOAN-TO-VALUE RATIOS FOR THE GROUP 1 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
ORIGINAL LOAN-TO-VALUE          MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RATIOS (%)                        LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

10.01 - 20.00 ................        1     $     102,000.00       0.03%     $ 102,000.00    6.250%      786       15.69%
20.01 - 30.00 ................        2           275,000.00       0.07        137,500.00    6.750       705       24.48
30.01 - 40.00 ................       16         3,761,736.88       0.95        235,108.56    6.388       715       35.95
40.01 - 50.00 ................       33         7,828,817.32       1.98        237,236.89    6.247       724       44.53
50.01 - 60.00 ................       52        15,295,905.12       3.86        294,152.02    6.269       709       56.39
60.01 - 70.00 ................      148        40,117,050.45      10.13        271,061.15    6.501       711       66.18
70.01 - 80.00 ................    1,257       311,390,873.94      78.61        247,725.44    6.963       703       79.35
80.01 - 90.00 ................       60        13,027,805.28       3.29        217,130.09    7.385       697       87.95
90.01 - 100.00 ...............       23         4,347,017.81       1.10        189,000.77    7.675       706       95.00
                                ---------   ----------------   -----------
    Total ....................    1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the group 1 mortgage loans was approximately 76.43%.

                              ORIGINAL TERM TO STATED MATURITY FOR THE GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                                PERCENT OF                             WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
ORIGINAL TERM TO STATED         MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
MATURITY (MONTHS)                 LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

360 ..........................    1,592     $ 396,146,206.80     100.00%     $ 248,835.56    6.891%      705       76.43%
                                ---------   ----------------   -----------
    Total ....................    1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

                           REMAINING TERMS TO STATED MATURITY FOR THE GROUP 1 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
REMAINING TERMS TO STATED       MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
MATURITY (MONTHS)                 LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

241 - 300 ....................        2     $     492,999.96       0.12%     $ 246,499.98    6.500%      802       58.11%
301 - 360 ....................    1,590       395,653,206.84      99.88        248,838.49    6.892       704       76.45
                                ---------   ----------------   -----------
    Total ....................    1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

_______________

(1) As of the Cut-off Date, the weighted average remaining term to stated
maturity of the group 1 mortgage loans was approximately 359 months.

                                       20

                    GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
GEOGRAPHIC AREA                   LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Alabama ......................        2     $     526,700.00       0.13%     $ 263,350.00    7.202%      767       72.90%
Alaska .......................        1           243,383.37       0.06        243,383.37    6.125       634       59.29
Arizona ......................       45         9,493,122.65       2.40        210,958.28    7.178       709       78.01
California ...................      420       131,209,088.25      33.12        312,402.59    6.512       710       72.76
Colorado .....................       40         8,611,395.10       2.17        215,284.88    6.526       715       77.57
Connecticut ..................        3           580,046.76       0.15        193,348.92    6.680       684       80.00
Delaware .....................        2           634,980.00       0.16        317,490.00    7.229       770       76.75
District of Columbia .........       10         2,852,561.65       0.72        285,256.17    7.186       711       79.48
Florida ......................      189        38,916,325.03       9.82        205,906.48    7.311       706       78.03
Georgia ......................       85        15,189,694.19       3.83        178,702.28    7.224       696       78.87
Hawaii .......................        6         2,156,203.96       0.54        359,367.33    6.947       695       79.56
Idaho ........................        5           862,748.00       0.22        172,549.60    6.950       746       78.78
Illinois .....................       78        16,690,300.77       4.21        213,978.22    7.153       701       79.26
Indiana ......................        5         1,156,610.00       0.29        231,322.00    6.989       735       81.08
Kansas .......................        1           135,200.00       0.03        135,200.00    7.750       625       80.00
Kentucky .....................        4           546,752.00       0.14        136,688.00    7.076       696       80.00
Louisiana ....................        3           376,454.16       0.10        125,484.72    7.365       662       83.16
Maine ........................        1           240,000.00       0.06        240,000.00    6.375       753       80.00
Maryland .....................      150        36,355,410.75       9.18        242,369.41    7.076       693       78.22
Massachusetts ................       28         8,131,364.49       2.05        290,405.87    7.153       695       77.49
Michigan .....................       16         2,548,080.47       0.64        159,255.03    7.277       673       81.11
Minnesota ....................       18         3,321,236.01       0.84        184,513.11    6.798       718       79.26
Mississippi ..................        1           324,000.00       0.08        324,000.00    6.750       686       80.00
Missouri .....................        2           285,600.00       0.07        142,800.00    7.630       691       80.00
Nevada .......................       47        12,007,307.26       3.03        255,474.62    6.956       694       79.27
New Hampshire ................        2           272,700.00       0.07        136,350.00    7.875       681       73.83
New Jersey ...................       46        13,315,078.78       3.36        289,458.23    6.857       701       77.81
New Mexico ...................       10         1,737,318.24       0.44        173,731.82    7.307       678       77.48
New York .....................       54        17,628,388.78       4.45        326,451.64    6.609       717       76.16
North Carolina ...............       30         4,672,431.01       1.18        155,747.70    7.408       707       79.34
Ohio .........................       12         1,305,699.38       0.33        108,808.28    7.658       692       82.33
Oregon .......................       22         4,631,291.98       1.17        210,513.27    6.831       706       77.86
Pennsylvania .................       11         1,942,130.55       0.49        176,557.32    6.855       690       80.06
Rhode Island .................        7         1,855,642.10       0.47        265,091.73    7.029       700       75.53
South Carolina ...............       25         4,376,578.37       1.10        175,063.13    7.505       700       77.59
Tennessee ....................       11         1,369,611.05       0.35        124,510.10    7.514       710       77.66
Texas ........................       24         3,253,639.23       0.82        135,568.30    7.707       701       80.10
Utah .........................        7         1,317,095.19       0.33        188,156.46    7.112       696       77.68
Virginia .....................      127        35,260,185.06       8.90        277,639.25    7.083       694       78.31
Washington ...................       30         7,177,330.28       1.81        239,244.34    6.808       722       77.83
West Virginia ................        6         1,300,271.93       0.33        216,711.99    7.406       731       78.27
Wisconsin ....................        6         1,336,250.00       0.34        222,708.33    7.063       718       81.72
                                ---------   ----------------   -----------
Total ........................    1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

                                       21

                                 MORTGAGORS' FICO SCORES FOR THE GROUP 1 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RANGE OF FICO CREDIT SCORES       LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

620 ..........................       28     $   7,082,793.93       1.79%     $ 252,956.93    7.710%      620       77.88%
621 to 640 ...................      106        25,593,456.48       6.46        241,447.70    7.091       632       76.12
641 to 660 ...................      152        36,778,117.48       9.28        241,961.30    7.153       651       77.10
661 to 680 ...................      240        58,579,564.32      14.79        244,081.52    6.995       671       77.62
681 to 700 ...................      279        70,317,932.29      17.75        252,035.60    6.881       690       76.63
701 to 720 ...................      217        54,553,184.76      13.77        251,397.16    6.996       710       76.08
721 to 740 ...................      200        52,603,833.97      13.28        263,019.17    6.677       730       76.90
741 to 760 ...................      159        37,103,927.43       9.37        233,358.03    6.752       750       76.14
761 to 780 ...................      130        33,711,886.16       8.51        259,322.20    6.616       770       74.69
781 to 800 ...................       59        14,428,464.29       3.64        244,550.24    6.630       790       73.59
801 to 820 ...................       19         4,924,396.51       1.24        259,178.76    6.381       807       75.51
Not available ................        3           468,649.18       0.12        156,216.39    7.478       999       74.81
                                ---------   ----------------   -----------
    Total ....................    1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

_______________

(1) As of the Cut-off Date, the weighted average FICO Credit Score of the group
1 mortgage loans (other than the group 1 mortgage loans for which the FICO
Credit Score was not available) was approximately 705.

                               TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PROPERTY TYPE                     LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Single Family Residence ......      885     $ 221,081,122.25      55.81%     $ 249,809.18    6.834%      704       75.65%
Planned Unit Development
(PUD) ........................      329        80,923,884.62      20.43        245,969.25    7.028       700       78.92
Low Rise Condominium .........      224        49,284,719.27      12.44        220,021.07    6.917       711       77.84
Two-to Four-Family Residence .       91        30,591,148.52       7.72        336,166.47    6.772       716       72.68
Townhouse ....................       44         9,987,204.96       2.52        226,981.93    6.998       697       76.93
High Rise Condominium ........       17         3,960,312.00       1.00        232,959.53    7.616       693       79.30
Cooperative ..................        2           317,815.18       0.08        158,907.59    6.759       779       77.24
                                ---------   ----------------   -----------
    Total ....................    1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

                                          PURPOSES OF THE GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
LOAN PURPOSE                      LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Purchase .....................    1,145     $ 277,547,212.96      70.06%     $ 242,399.31    7.019%      707       79.30%
Refinance (Cash Out) .........      322        86,868,231.40      21.93        269,777.12    6.611       698       68.79
Refinance (Rate/Term) ........      125        31,730,762.44       8.01        253,846.10    6.536       703       72.24
                                ---------   ----------------   -----------
    Total ....................    1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

                                       22

                                     OCCUPANCY TYPES FOR THE GROUP 1 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
OCCUPANCY TYPE                    LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Primary Home .................    1,265     $ 327,401,840.39      82.65%     $ 258,815.68    6.829%      701       77.49%
Investment ...................      243        51,509,605.21      13.00        211,973.68    7.125       719       68.77
Secondary Home ...............       84        17,234,761.20       4.35        205,175.73    7.378       722       79.24
                                ---------   ----------------   -----------
    Total.................        1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

_______________
(1)   Based upon representations of the related mortgagors at the time of origination.

                                  LOAN DOCUMENTATION TYPE FOR THE GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
TYPE OF DOCUMENTATION PROGRAM     LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Stated Income ................      803     $ 211,045,828.53      53.27%     $ 262,821.70    6.853%      706       78.08%
Full/Alternate ...............      295        65,513,678.99      16.54        222,080.27    6.628       707       78.26
No Ratio .....................      236        60,274,445.23      15.22        255,400.19    7.330       695       76.62
No Doc .......................      131        29,176,367.65       7.37        222,720.36    6.809       718       65.26
No Income/No Asset ...........      122        28,418,086.40       7.17        232,935.13    6.960       695       71.68
FastForward ..................        5         1,717,800.00       0.43        343,560.00    6.436       727       65.97
                                ---------   ----------------   -----------
    Total ....................    1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

                                   RANGES OF LOAN AGE FOR THE GROUP 1 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RANGE OF LOAN AGES (MONTHS)       LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

0 ............................      542     $ 146,423,506.00      36.96%     $ 270,154.07    6.655%      708       74.89%
1 - 5 ........................    1,003       237,511,154.06      59.96        236,800.75    7.064       703       77.55
6 - 10 .......................       18         5,062,205.18       1.28        281,233.62    6.425       690       79.42
11 - 15 ......................        4           626,100.00       0.16        156,525.00    6.682       727       72.65
16 - 20 ......................        2           707,370.59       0.18        353,685.30    6.317       717       63.72
21 - 25 ......................       13         3,585,164.94       0.91        275,781.92    6.231       678       70.65
26 - 30 ......................        5         1,030,596.57       0.26        206,119.31    6.285       725       69.34
31 - 35 ......................        1           295,360.99       0.07        295,360.99    6.250       674       75.00
36 - 40 ......................        2           411,748.51       0.10        205,874.26    6.222       664       60.53
101 or greater ...............        2           492,999.96       0.12        246,499.98    6.500       802       58.11
                                ---------   ----------------   -----------
Total ........................    1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average loan age of the group 1 mortgage loans was approximately one month.

                                       23

                                       LOAN PROGRAMS FOR THE GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
LOAN PROGRAM                      LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

5/1 CMT ......................        7     $   1,674,487.66       0.42%     $ 239,212.52    6.550%      702       83.09%
5/1 CMT Interest Only ........       21         4,907,941.37       1.24        233,711.49    6.839       711       82.61
5/1 LIBOR ....................      103        24,258,878.83       6.12        235,523.10    6.824       710       73.96
5/1 LIBOR Interest Only ......      692       190,121,939.73      47.99        274,742.69    6.604       710       75.21
5/25 LIBOR ...................       81        14,717,011.45       3.72        181,691.50    7.512       694       78.59
5/25 LIBOR Interest Only .....      641       148,672,239.71      37.53        231,937.97    7.232       698       78.24
5/1 LIBOR 40 Year Amortization       21         5,172,931.97       1.31        246,330.09    7.146       690       77.00
5/25 LIBOR 40 Year
Amortization .................        1            97,534.52       0.02         97,534.52    7.650       670       80.00
5/1 LIBOR Interest Only ......       25         6,523,241.56       1.65        260,929.66    6.270       698       68.30
                                ---------   ----------------   -----------
    Total ....................    1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

                                   PREPAYMENT CHARGE TERMS OF THE GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
PREPAYMENT CHARGE               MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
TERM (MONTHS)                     LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

None .........................    1,041     $ 260,224,351.58      65.69%     $ 249,975.36    6.958%      705       76.26%
12 ...........................       93        24,458,384.57       6.17        262,993.38    6.691       708       76.73
24 ...........................       53        13,452,992.38       3.40        253,830.04    6.546       706       73.94
36 ...........................      399        96,891,360.94      24.46        242,835.49    6.799       703       77.11
60 ...........................        6         1,119,117.33       0.28        186,519.56    7.705       686       80.00
                                ---------   ----------------   -----------
    Total ....................    1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

                                      GROSS MARGINS FOR THE GROUP 1 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RANGE OF GROSS MARGINS (%)        LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

1.501 - 2.000 ................        2     $     373,500.00       0.09%     $ 186,750.00    6.486%      761       80.00%
2.001 - 2.500 ................      722       168,002,718.01      42.41        232,690.75    7.119       701       77.97
2.501 - 3.000 ................      603       162,240,949.29      40.95        269,056.30    6.560       715       73.24
3.001 - 3.500 ................      139        36,129,935.74       9.12        259,927.60    6.938       701       79.73
3.501 - 4.000 ................       85        19,346,605.42       4.88        227,607.12    7.426       678       82.88
4.001 - 4.500 ................       27         6,773,723.37       1.71        250,878.64    7.232       665       76.83
4.501 - 5.000 ................        2           537,620.00       0.14        268,810.00    6.895       677       80.00
5.001 - 5.500 ................        5         1,252,800.00       0.32        250,560.00    7.156       653       80.00
5.501 - 6.000 ................        4         1,142,320.00       0.29        285,580.00    7.297       670       80.00
6.001 - 6.500 ................        1           166,400.00       0.04        166,400.00    7.990       687       80.00
6.501 - 7.000 ................        2           179,634.97       0.05         89,817.49    8.439       671       80.00
                                ---------   ----------------   -----------
    Total ....................    1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Gross Margin of the group 1 mortgage loans was approximately 2.721%.

                                       24

                             MONTHS TO INITIAL ADJUSTMENT DATE FOR THE GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF NUMBER OF MONTHS       MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
TO INITIAL ADJUSTMENT DATE        LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

41 - 50 ......................        4     $     626,100.00       0.16%     $ 156,525.00    6.682%      727       72.65%
51 - 60 ......................    1,503       372,726,622.80      94.09        247,988.44    6.921       704       76.60
61 - 70 ......................       85        22,793,484.00       5.75        268,158.64    6.411       711       73.85
                                ---------   ----------------   -----------
  Total ......................    1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

                                 MAXIMUM MORTGAGE RATES FOR THE GROUP 1 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF MAXIMUM MORTGAGE       MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RATE (%)                          LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

9.501 - 10.000 ...............        2     $     623,012.00       0.16%     $ 311,506.00    5.000%      733       71.23%
10.001 - 10.500 ..............       15         4,023,186.43       1.02        268,212.43    5.396       705       72.45
10.501 - 11.000 ..............      117        33,869,801.99       8.55        289,485.49    5.851       723       68.64
11.001 - 11.500 ..............      319        89,815,110.64      22.67        281,552.07    6.324       718       74.38
11.501 - 12.000 ..............      320        81,118,551.64      20.48        253,495.47    6.799       701       76.33
12.001 - 12.500 ..............      315        78,460,118.52      19.81        249,079.74    7.115       701       78.06
12.501 - 13.000 ..............      291        67,835,961.26      17.12        233,113.27    7.408       692       79.08
13.001 - 13.500 ..............      118        24,243,649.52       6.12        205,454.66    7.907       694       79.82
13.501 - 14.000 ..............       57         9,945,308.32       2.51        174,479.09    8.157       698       81.63
14.001 - 14.500 ..............       16         2,518,983.09       0.64        157,436.44    8.616       702       82.66
14.501 - 15.000 ..............        7         1,085,063.91       0.27        155,009.13    8.851       665       83.18
15.001 - 15.500 ..............       11         1,645,543.87       0.42        149,594.90    9.586       686       80.95
21.001 - 21.500 ..............        3           778,269.46       0.20        259,423.15    6.750       717       80.00
21.501 - 22.000 ..............        1           183,646.15       0.05        183,646.15    7.500       669       80.00
                                ---------   ----------------   -----------
    Total ....................    1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the group 1 mortgage loans was approximately 12.084%.

                                INITIAL PERIODIC RATE CAP FOR THE GROUP 1 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
INITIAL PERIODIC RATE CAP (%)     LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

1.000 ........................        1     $     119,613.36       0.03%     $ 119,613.36    7.625%      768       79.99%
2.000 ........................        5         1,242,276.93       0.31        248,455.39    6.860       700       77.03
3.000 ........................        2           395,854.52       0.10        197,927.26    7.537       668       80.00
5.000 ........................    1,320       329,260,060.93      83.12        249,439.44    6.878       704       76.18
6.000 ........................      264        65,128,401.06      16.44        246,698.49    6.955       705       77.67
                                ---------   ----------------   -----------
    Total ....................    1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the group 1 mortgage loans was approximately 5.152%.

                                       25

                              SUBSEQUENT PERIODIC RATE CAP FOR THE GROUP 1 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGES OF SUBSEQUENT            MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PERIODIC RATE CAP (%)             LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

1.000 ........................      461     $  99,688,403.02      25.16%     $ 216,243.82    7.440%      692       78.67%
2.000 ........................    1,131       296,457,803.78      74.84        262,120.07    6.706       709       75.68
                                ---------   ----------------   -----------
    Total ....................    1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the group 1 mortgage loans was approximately 1.748%.

                                   ORIGINATION CHANNEL FOR THE GROUP 1 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 1       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
ORIGINATION CHANNEL               LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Conduit ......................      903     $ 210,895,345.41      53.24%     $ 233,549.66    7.120%      702       77.96%
Correspondent ................      198        55,342,839.51      13.97        279,509.29    6.679       714       75.35
Consumer Direct ..............       29         7,318,843.20       1.85        252,373.90    6.436       704       72.95
Mortgage Professionals .......      462       122,589,178.68      30.95        265,344.54    6.621       705       74.51
                                ---------   ----------------   -----------
    Total ....................    1,592     $ 396,146,206.80     100.00%
                                =========   ================   ===========

                                       26

                                                       LOAN GROUP 2

                                       MORTGAGE RATES FOR THE GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF                        MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
MORTGAGE RATES (%)                LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

4.501 - 5.000 ................        1     $     520,000.00       0.33%     $ 520,000.00    5.000%      737       61.91%
5.001 - 5.500 ................        3         1,819,500.00       1.15        606,500.00    5.455       744       63.56
5.501 - 6.000 ................       33        19,821,238.55      12.49        600,643.59    5.846       711       72.65
6.001 - 6.500 ................       90        52,367,440.05      33.00        581,860.45    6.318       716       71.61
6.501 - 7.000 ................       75        42,988,358.92      27.09        573,178.12    6.762       713       74.88
7.001 - 7.500 ................       38        19,995,530.00      12.60        526,198.16    7.314       692       78.29
7.501 - 8.000 ................       30        17,125,701.14      10.79        570,856.70    7.800       692       77.44
8.001 - 8.500 ................        5         3,127,500.00       1.97        625,500.00    8.263       726       76.50
8.501 - 9.000 ................        2           917,500.00       0.58        458,750.00    8.809       669       85.25
                                ---------   ----------------   -----------
    Total ....................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the group 2 mortgage loans was approximately 6.704% per annum. As of the Cut-off Date, the weighted average Mortgage Rate of the group 2 mortgage loans net of the interest premium charged by the lender was approximately 6.696% per annum.

                               CURRENT PRINCIPAL BALANCES FOR THE GROUP 2 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
CURRENT MORTGAGE LOAN           MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PRINCIPAL BALANCES ($)            LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

100,000.01 - 150,000.00 ......        1     $     146,906.87       0.09%     $ 146,906.87    6.125%      720       68.84%
200,000.01 - 250,000.00 ......        1           219,639.93       0.14        219,639.93    6.750       727       65.00
400,000.01 - 450,000.00 ......       43        18,667,414.76      11.76        434,125.92    6.839       706       78.13
450,000.01 - 500,000.00 ......       70        33,614,573.63      21.18        480,208.19    6.852       707       77.09
500,000.01 - 550,000.00 ......       45        23,640,105.37      14.90        525,335.67    6.554       720       74.22
550,000.01 - 600,000.00 ......       37        21,342,707.14      13.45        576,829.92    6.616       708       76.33
600,000.01 - 650,000.00 ......       33        20,854,504.46      13.14        631,954.68    6.788       690       71.77
650,000.01 - 700,000.00 ......       10         6,773,340.00       4.27        677,334.00    6.554       747       77.26
700,000.01 - 750,000.00 ......        8         5,825,648.21       3.67        728,206.03    6.529       714       76.02
750,000.01 - 800,000.00 ......        8         6,225,941.79       3.92        778,242.72    6.433       718       69.62
800,000.01 - 850,000.00 ......        3         2,489,902.95       1.57        829,967.65    7.471       680       74.92
850,000.01 - 900,000.00 ......        6         5,307,410.34       3.34        884,568.39    6.666       713       71.89
900,000.01 - 950,000.00 ......        2         1,843,900.00       1.16        921,950.00    7.060       704       72.60
950,000.01 - 1,000,000.00  ...        6         5,926,393.00       3.73        987,732.17    6.694       700       66.93
1,000,000.01 or greater ......        4         5,804,380.21       3.66      1,451,095.05    6.291       719       53.96
                                ---------   ----------------   -----------
    Total ....................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the average principal balance of the group 2 mortgage loans was approximately $572,861.

                                       27

                              ORIGINAL LOAN-TO-VALUE RATIOS FOR THE GROUP 2 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
ORIGINAL LOAN-TO-VALUE          MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RATIOS (%)                        LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

20.01 - 30.00 ................        1     $     800,000.00       0.50%     $ 800,000.00    6.125%      793       26.67%
30.01 - 40.00 ................        3         1,652,501.00       1.04        550,833.67    6.039       729       36.66
40.01 - 50.00 ................        3         3,426,957.29       2.16      1,142,319.10    6.081       701       42.55
50.01 - 60.00 ................       14         9,255,091.19       5.83        661,077.94    6.509       681       56.58
60.01 - 70.00 ................       43        27,201,028.58      17.14        632,582.06    6.575       709       66.22
70.01 - 80.00 ................      206       112,866,006.36      71.13        547,893.23    6.772       711       78.94
80.01 - 90.00 ................        7         3,481,184.24       2.19        497,312.03    7.086       712       87.21
                                ---------   ----------------   -----------
    Total ....................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the group 2 mortgage loans was approximately 74.15%.

                              ORIGINAL TERM TO STATED MATURITY FOR THE GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
ORIGINAL TERM TO STATED         MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
MATURITY (MONTHS)                 LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

360 ..........................      277     $ 158,682,768.66     100.00%     $ 572,861.98    6.704%      709       74.15%
                                ---------   ----------------   -----------
    Total ....................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

                           REMAINING TERMS TO STATED MATURITY FOR THE GROUP 2 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
REMAINING TERMS TO STATED       MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
MATURITY (MONTHS)                 LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

301 - 360 ....................      277     $ 158,682,768.66     100.00%     $ 572,861.98    6.704%      709       74.15%
                                ---------   ----------------   -----------
    Total ....................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average remaining term to stated
maturity of the group 2 mortgage loans was approximately 358 months.

                                       28

                    GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
GEOGRAPHIC AREA                   LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Arizona ......................        7     $   3,486,206.87       2.20%     $ 498,029.55    7.079%      720       71.24%
California ...................      151        84,844,829.32      53.47        561,886.29    6.520       713       74.25
Colorado .....................        1           563,000.00       0.35        563,000.00    6.250       753       79.86
Connecticut ..................        1           435,000.00       0.27        435,000.00    6.375       710       77.68
Florida ......................       12         9,501,783.12       5.99        791,815.26    6.886       719       62.40
Georgia ......................        3         2,076,000.00       1.31        692,000.00    7.349       717       80.00
Illinois .....................        9         5,669,934.29       3.57        629,992.70    6.874       707       70.57
Indiana ......................        1           452,000.00       0.28        452,000.00    7.500       689       80.00
Maine ........................        1           654,340.00       0.41        654,340.00    6.625       698       74.78
Maryland .....................       24        13,039,492.37       8.22        543,312.18    7.032       697       77.01
Massachusetts ................        6         4,048,734.82       2.55        674,789.14    6.799       714       70.50
Minnesota ....................        1           740,000.00       0.47        740,000.00    6.500       671       80.00
Nevada .......................        5         2,477,466.28       1.56        495,493.26    7.578       689       79.23
New Jersey ...................        7         3,859,584.35       2.43        551,369.19    6.844       715       81.95
New York .....................       11         6,015,500.54       3.79        546,863.69    6.842       691       76.69
North Carolina ...............        2         1,098,000.00       0.69        549,000.00    6.545       738       77.17
South Carolina ...............        1           612,000.00       0.39        612,000.00    7.625       649       80.00
Tennessee ....................        1           637,500.00       0.40        637,500.00    6.375       724       75.00
Texas ........................        2         2,108,974.70       1.33      1,054,487.35    7.392       692       59.28
Utah .........................        1           448,000.00       0.28        448,000.00    7.750       758       80.00
Virginia .....................       26        14,028,222.00       8.84        539,547.00    6.760       695       77.39
Washington ...................        4         1,886,200.00       1.19        471,550.00    6.352       739       76.63
                                ---------   ----------------   -----------
Total ........................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

                                 MORTGAGORS' FICO SCORES FOR THE GROUP 2 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RANGE OF FICO CREDIT SCORES       LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

620 ..........................        1     $     650,000.00       0.41%     $ 650,000.00    6.750%      620       59.09%
621 - 640 ....................       17         8,676,310.52       5.47        510,371.21    7.116       629       74.98
641 - 660 ....................       21        12,568,875.41       7.92        598,517.88    6.810       649       72.75
661 - 680 ....................       38        21,160,588.70      13.34        556,857.60    6.815       671       75.48
681 - 700 ....................       52        31,329,607.28      19.74        602,492.45    6.716       690       72.66
701 - 720 ....................       47        27,550,764.98      17.36        586,186.49    6.673       709       73.52
721 - 740 ....................       23        12,353,175.19       7.78        537,094.57    6.650       731       74.66
741 - 760 ....................       32        17,697,711.86      11.15        553,053.50    6.653       752       78.45
761 - 780 ....................       27        15,408,894.21       9.71        570,699.79    6.331       771       74.52
781 - 800 ....................       15         9,125,615.51       5.75        608,374.37    6.684       788       72.04
801 - 820 ....................        4         2,161,225.00       1.36        540,306.25    6.993       809       68.16
                                ---------   ----------------   -----------
    Total ....................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the group
2 mortgage loans was approximately 709.

                               TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PROPERTY TYPE                     LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Single Family Residence ......      180     $ 103,168,145.77      65.02%     $ 573,156.37    6.667%      707       73.74%
Planned Unit Development (PUD)       63        35,863,177.89       22.6        569,256.79    6.750       711       74.76
Low Rise Condominium .........       21        11,048,283.21       6.96        526,108.72    6.830       737       75.92
Two-to Four-Family Residence .        8         5,374,961.79       3.39        671,870.22    6.784       694       78.26
High Rise Condominium ........        4         2,741,000.00       1.73        685,250.00    6.878       680       65.09
Townhouse ....................        1           487,200.00       0.31        487,200.00    6.250       749       80.00
                                ---------   ----------------   -----------
    Total ....................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

                                       29

                                          PURPOSES OF THE GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
LOAN PURPOSE                      LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Purchase .....................      169     $  93,576,571.77      58.97%     $ 553,707.53    6.771%      716       77.69%
Refinance (Cash Out) .........       75        43,635,110.62      27.50        581,801.47    6.755       699       69.43
Refinance (Rate/Term) ........       33        21,471,086.27      13.53        650,638.98    6.307       703       68.32
                                ---------   ----------------   -----------
    Total ....................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

                                     OCCUPANCY TYPES FOR THE GROUP 2 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
OCCUPANCY TYPE                    LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Primary Home .................      244     $ 138,997,304.25      87.59%     $ 569,661.08    6.641%      708       74.97%
Investment ...................       18        10,254,451.00       6.46        569,691.72    7.217       720       68.98
Secondary Home ...............       15         9,431,013.41       5.94        628,734.23    7.069       717       67.60
                                ---------   ----------------   -----------
    Total ....................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

_______________
(1)   Based upon representations of the related mortgagors at the time of origination.

                                  LOAN DOCUMENTATION TYPE FOR THE GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
TYPE OF DOCUMENTATION PROGRAM     LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Stated Income ................      139     $  76,642,928.99      48.30%     $ 551,387.98    6.692%      704       75.26%
Full/Alternate ...............       52        30,791,230.54      19.40        592,139.05    6.304       706       76.44
No Ratio .....................       42        25,864,224.51      16.30        615,814.87    7.138       708       75.24
No Income/No Asset ...........       23        11,798,310.36       7.44        512,970.02    6.717       727       68.71
No Doc .......................       15        10,155,168.14       6.40        677,011.21    6.966       724       60.97
FastForward ..................        6         3,430,906.12       2.16        571,817.69    6.451       748       78.13
                                ---------   ----------------   -----------
    Total ....................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

                                       30

                                   RANGES OF LOAN AGE FOR THE GROUP 2 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RANGE OF LOAN AGES (MONTHS)       LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

0 ............................      141     $  82,089,316.00      51.73%     $ 582,193.73    6.626%      710       72.49%
1 - 5 ........................      116        65,455,185.73      41.25        564,268.84    6.842       713       77.00
6 - 10 .......................        6         4,105,174.70       2.59        684,195.78    6.803       687       73.10
16 - 20 ......................        2         1,057,030.64       0.67        528,515.32    6.327       683       67.68
21 - 25 ......................       11         5,519,404.30       3.48        501,764.03    6.261       687       69.79
31 - 35 ......................        1           456,657.29       0.29        456,657.29    6.125       669       41.31
                                ---------   ----------------   -----------
Total ........................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average loan age of the group 2 mortgage loans was approximately two months.

                                       LOAN PROGRAMS FOR THE GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
LOAN PROGRAM                      LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

5/1 CMT ......................        1     $     472,014.17       0.30%     $ 472,014.17    6.250%      692       86.86%
5/1 CMT Interest Only ........        5         3,163,364.63       1.99        632,672.93    6.936       700       70.00
5/1 LIBOR ....................       10         5,633,753.82       3.55        563,375.38    6.622       716       72.10
5/1 LIBOR Interest Only ......      177       102,208,437.58      64.41        577,448.80    6.558       712       73.94
5/25 LIBOR ...................        2         1,348,390.35       0.85        674,195.18    6.680       750       68.71
5/25 LIBOR Interest Only .....       64        36,159,591.00      22.79        564,993.61    7.225       706       77.05
5/1 LIBOR 40 Year Amortization        4         2,664,124.88       1.68        666,031.22    6.362       708       69.94
5/1 LIBOR Interest Only ......       14         7,033,092.23       4.43        502,363.73    6.262       685       67.62
                                ---------   ----------------   -----------
    Total ....................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

                                   PREPAYMENT CHARGE TERMS OF THE GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
PREPAYMENT CHARGE               MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
TERM (MONTHS)                     LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

None .........................      207     $ 117,452,840.87      74.02%     $ 567,405.03    6.792%      707       74.46%
12 ...........................       17         9,577,136.66       6.04        563,360.98    6.375       739       76.52
24 ...........................        9         4,434,240.88       2.79        492,693.43    6.685       699       79.56
36 ...........................       43        26,606,550.25      16.77        618,756.98    6.413       711       70.86
60 ...........................        1           612,000.00       0.39        612,000.00    7.625       649       80.00
                                ---------   ----------------   -----------
    Total ....................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

                                       31

                                      GROSS MARGINS FOR THE GROUP 2 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RANGE OF GROSS MARGINS (%)        LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

1.501 - 2.000 ................        2     $   1,234,980.00       0.78%     $ 617,490.00    6.213%      704       79.18%
2.001 - 2.500 ................       85        49,479,768.91      31.18        582,114.93    6.836       713       75.76
2.501 - 3.000 ................      158        91,678,293.54      57.77        580,242.36    6.595       708       72.09
3.001 - 3.500 ................       24        12,197,334.07       7.69        508,222.25    6.885       704       80.79
3.501 - 4.000 ................        6         3,041,200.00       1.92        506,866.67    6.928       698       81.29
4.001 - 4.500 ................        1           599,192.14       0.38        599,192.14    8.000       719       69.36
5.501 - 6.000 ................        1           452,000.00       0.28        452,000.00    7.500       689       80.00
                                ---------   ----------------   -----------
    Total ....................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Gross Margin of the group 2 mortgage loans was approximately 2.690%.

                             MONTHS TO INITIAL ADJUSTMENT DATE FOR THE GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF NUMBER OF MONTHS       MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
TO INITIAL ADJUSTMENT DATE        LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

51 - 60 ......................      255     $ 146,551,028.66      92.35%     $ 574,709.92    6.738%      710       74.38%
61 - 70 ......................       22        12,131,740.00       7.65        551,442.73    6.292       700       71.35
                                ---------   ----------------   -----------
  Total ......................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

                                 MAXIMUM MORTGAGE RATES FOR THE GROUP 2 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF MAXIMUM MORTGAGE       MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RATE (%)                          LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

9.501 - 10.000 ...............        1     $     520,000.00       0.33%     $ 520,000.00    5.000%      737       61.91%
10.001 - 10.500 ..............        3         1,819,500.00       1.15        606,500.00    5.455       744       63.56
10.501 - 11.000 ..............       30        17,636,040.34      11.11        587,868.01    5.860       709       73.02
11.001 - 11.500 ..............       84        49,387,425.88      31.12        587,945.55    6.321       717       71.05
11.501 - 12.000 ..............       59        34,219,756.43      21.56        579,995.87    6.696       714       73.96
12.001 - 12.500 ..............       43        22,511,544.17      14.19        523,524.28    7.180       693       78.59
12.501 - 13.000 ..............       40        22,544,901.84      14.21        563,622.55    7.296       699       77.40
13.001 - 13.500 ..............        6         3,591,500.00       2.26        598,583.33    8.116       720       76.95
13.501 - 14.000 ..............       10         6,016,100.00       3.79        601,610.00    7.883       706       77.27
14.501 - 15.000 ..............        1           436,000.00       0.27        436,000.00    8.875       627       80.00
                                ---------   ----------------   -----------
    Total ....................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the group 2 mortgage loans was approximately 11.846%.

                                       32

                                INITIAL PERIODIC RATE CAP FOR THE GROUP 2 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
INITIAL PERIODIC RATE CAP (%)     LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

5.000 ........................      244     $ 140,527,070.45      88.56%     $ 575,930.62    6.685%      709       73.74%
6.000 ........................       33        18,155,698.21      11.44        550,172.67    6.847       710       77.31
                                ---------   ----------------   -----------
    Total ....................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the group 2 mortgage loans was approximately 5.114%.

                              SUBSEQUENT PERIODIC RATE CAP FOR THE GROUP 2 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGES OF SUBSEQUENT            MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PERIODIC RATE CAP (%)             LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

1.000 ........................       34     $  19,492,283.14      12.28%     $ 573,302.45    7.536%      701       76.25%
2.000 ........................      243       139,190,485.52      87.72        572,800.35    6.587       710       73.85
                                ---------   ----------------   -----------
    Total ....................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

_______________

(1)   As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the group 2 mortgage loans was approximately 1.877%.

                                   ORIGINATION CHANNEL FOR THE GROUP 2 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 2       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
ORIGINATION CHANNEL               LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Conduit ......................      106     $  59,324,781.73      37.39%     $ 559,667.75    6.915%      709       76.85%
Correspondent ................       67        39,124,056.51      24.66        583,941.14    6.702       713       75.00
Consumer Direct ..............        3         1,792,284.88       1.13        597,428.29    6.547       698       78.61
Mortgage Professionals .......      101        58,441,645.54      36.83        578,630.15    6.495       707       70.70
                                ---------   ----------------   -----------
    Total ....................      277     $ 158,682,768.66     100.00%
                                =========   ================   ===========

                                       33

                                                       LOAN GROUP 3

                                       MORTGAGE RATES FOR THE GROUP 3 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF                        MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
MORTGAGE RATES (%)                LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

4.501 - 5.000 ................        3     $     872,000.00       0.50%     $ 290,666.67    5.000%      696       80.00%
5.001 - 5.500 ................        1           159,076.00       0.09        159,076.00    5.500       758       80.00
5.501 - 6.000 ................       20         5,819,826.22       3.35        290,991.31    5.885       727       73.49
6.001 - 6.500 ................      121        33,462,357.82      19.23        276,548.41    6.387       725       75.74
6.501 - 7.000 ................      281        73,657,094.47      42.34        262,124.89    6.812       711       78.51
7.001 - 7.500 ................      176        42,542,553.71      24.45        241,719.06    7.313       693       79.65
7.501 - 8.000 ................       69        14,343,914.25       8.24        207,882.82    7.732       677       80.63
8.001 - 8.500 ................       12         2,115,635.99       1.22        176,303.00    8.298       670       80.47
8.501 - 9.000 ................        1           162,000.00       0.09        162,000.00    8.750       657       87.57
9.001 - 9.500 ................        3           471,236.00       0.27        157,078.67    9.363       705       89.07
9.501 - 10.000 ...............        1           380,000.00       0.22        380,000.00    9.625       712       95.00
                                ---------   ----------------   -----------
    Total ....................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the group 3 mortgage loans was approximately 6.920% per annum. As of the Cut-off Date, the weighted average Mortgage Rate of the group 3 mortgage loans net of the interest premium charged by the lender was approximately 6.915% per annum.

                               CURRENT PRINCIPAL BALANCES FOR THE GROUP 3 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
CURRENT MORTGAGE LOAN           MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PRINCIPAL BALANCES ($)            LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

0.01 - 50,000.00 .............        2     $      81,400.00       0.05%     $  40,700.00    7.660%      670       68.75%
50,000.01 - 100,000.00 .......       23         1,854,475.80       1.07         80,629.38    7.411       694       76.89
100,000.01 - 150,000.00 ......       79        10,356,760.10       5.95        131,098.23    7.128       706       78.41
150,000.01 - 200,000.00 ......      133        23,263,785.75      13.37        174,915.68    7.019       708       78.53
200,000.01 - 250,000.00 ......      113        25,662,582.46      14.75        227,102.50    6.995       707       78.51
250,000.01 - 300,000.00 ......      106        29,092,274.51      16.72        274,455.42    6.902       709       78.62
300,000.01 - 350,000.00 ......      104        33,642,977.02      19.34        323,490.16    6.866       700       78.64
350,000.01 - 400,000.00 ......       91        34,107,305.19      19.60        374,805.55    6.859       710       79.50
400,000.01 - 450,000.00 ......       29        12,041,933.63       6.92        415,239.09    6.794       711       74.89
450,000.01 - 500,000.00 ......        6         2,830,000.00       1.63        471,666.67    6.692       692       74.30
500,000.01 - 550,000.00 ......        2         1,052,200.00       0.60        526,100.00    6.253       710       72.40
                                ---------   ----------------   -----------
    Total ....................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the average principal balance of the group 3 mortgage loans was approximately $252,886.

                                       34

                              ORIGINAL LOAN-TO-VALUE RATIOS FOR THE GROUP 3 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
ORIGINAL LOAN-TO-VALUE          MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RATIOS (%)                        LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

0.01 - 10.00 .................        1     $      67,000.00       0.04%     $  67,000.00    7.375%      751        8.17%
20.01 - 30.00 ................        1           160,000.00       0.09        160,000.00    6.375       696       24.62
30.01 - 40.00 ................        4           973,499.05       0.56        243,374.76    6.521       745       37.56
40.01 - 50.00 ................        6         1,889,500.00       1.09        314,916.67    6.290       687       46.70
50.01 - 60.00 ................       15         4,053,284.75       2.33        270,218.98    6.576       700       56.43
60.01 - 70.00 ................       25         6,182,035.98       3.55        247,281.44    6.589       707       65.78
70.01 - 80.00 ................      613       155,248,988.16      89.23        253,260.99    6.936       706       79.79
80.01 - 90.00 ................       19         4,458,041.18       2.56        234,633.75    7.074       713       87.90
90.01 - 100.00 ...............        4           953,345.34       0.55        238,336.34    8.977       709       95.00
                                ---------   ----------------   -----------
    Total ....................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the group 3 mortgage loans was approximately 78.37%.

                              ORIGINAL TERM TO STATED MATURITY FOR THE GROUP 3 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
ORIGINAL TERM TO STATED         MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
MATURITY (MONTHS)                 LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

360 ..........................      688     $ 173,985,694.46     100.00%     $ 252,886.18    6.920%      706       78.37%
                                ---------   ----------------   -----------
    Total ....................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

                           REMAINING TERMS TO STATED MATURITY FOR THE GROUP 3 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
REMAINING TERMS TO STATED       MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
MATURITY (MONTHS)                 LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

301 - 360 ....................      688     $ 173,985,694.46     100.00%     $ 252,886.18    6.920%      706       78.37%
                                ---------   ----------------   -----------
    Total ....................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average remaining term to stated
maturity of the group 3 mortgage loans was approximately 360 months.

                                       35

                    GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP 3 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
GEOGRAPHIC AREA                   LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Alabama ......................        1     $      46,400.00       0.03%     $  46,400.00    7.875%      626       80.00%
Alaska .......................        3           554,400.00       0.32        184,800.00    7.431       695       80.00
Arizona ......................       20         4,473,644.00       2.57        223,682.20    6.902       715       77.48
California ...................      186        58,380,801.38      33.55        313,875.28    6.792       713       76.68
Colorado .....................       20         3,045,515.01       1.75        152,275.75    7.052       691       79.69
Connecticut ..................        3           750,068.32       0.43        250,022.77    6.869       674       79.92
Delaware .....................        2           332,800.00       0.19        166,400.00    7.089       706       80.00
District of Columbia .........        1           260,000.00       0.15        260,000.00    7.125       673       68.42
Florida ......................       42         9,695,642.62       5.57        230,848.63    7.039       707       77.72
Georgia ......................       25         5,103,607.82       2.93        204,144.31    6.936       691       78.73
Hawaii .......................        2           691,200.00       0.40        345,600.00    6.218       715       80.00
Illinois .....................       69        15,370,808.20       8.83        222,765.34    7.137       709       80.10
Indiana ......................        1            66,320.00       0.04         66,320.00    6.500       816       80.00
Iowa .........................        1           332,000.00       0.19        332,000.00    7.375       662       80.00
Kansas .......................        1           114,400.00       0.07        114,400.00    7.625       683       80.00
Louisiana ....................        1           193,850.00       0.11        193,850.00    6.875       643       79.77
Maine ........................        1           246,400.00       0.14        246,400.00    6.500       722       80.00
Maryland .....................       29         7,836,996.00       4.50        270,241.24    6.859       706       79.30
Massachusetts ................       23         5,942,877.62       3.42        258,385.98    7.060       704       79.99
Michigan .....................       10         1,852,057.56       1.06        185,205.76    7.165       692       77.82
Minnesota ....................       17         3,099,776.00       1.78        182,339.76    6.595       732       80.00
Missouri .....................        7         1,021,370.00       0.59        145,910.00    7.582       705       80.67
Montana ......................        3           642,600.00       0.37        214,200.00    6.877       722       83.13
Nevada .......................       26         6,657,570.63       3.83        256,060.41    6.914       700       79.53
New Hampshire ................        2           510,000.00       0.29        255,000.00    7.270       690       80.00
New Jersey ...................       28         8,242,572.87       4.74        294,377.60    6.953       709       78.75
New Mexico ...................        1           192,000.00       0.11        192,000.00    6.500       783       80.00
New York .....................       27         8,974,215.00       5.16        332,378.33    6.860       693       79.35
North Carolina ...............       14         2,158,785.31       1.24        154,198.95    7.408       681       79.18
Ohio .........................       11         1,818,917.95       1.05        165,356.18    6.868       699       79.61
Oklahoma .....................        1            82,400.00       0.05         82,400.00    6.875       727       80.00
Oregon .......................       10         1,891,701.44       1.09        189,170.14    6.829       704       76.83
Pennsylvania .................        4           831,120.00       0.48        207,780.00    7.305       693       80.00
Rhode Island .................        3           672,200.00       0.39        224,066.67    6.750       722       79.65
South Carolina ...............        3           892,800.00       0.51        297,600.00    7.152       681       68.63
South Dakota .................        1            84,709.55       0.05         84,709.55    7.750       708       85.00
Texas ........................       11         1,699,784.92       0.98        154,525.90    7.223       700       81.08
Utah .........................        5           700,800.00       0.40        140,160.00    6.929       709       71.91
Vermont ......................        1           131,100.00       0.08        131,100.00    6.125       696       78.74
Virginia .....................       34         9,652,102.02       5.55        283,885.35    7.077       691       79.69
Washington ...................       31         7,357,150.00       4.23        237,327.42    6.732       724       80.35
West Virginia ................        1           327,143.58       0.19        327,143.58    7.625       639       80.00
Wisconsin ....................        6         1,055,086.66       0.61        175,847.78    7.295       690       81.17
                                ---------   ----------------   -----------
Total ........................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

                                       36

                                 MORTGAGORS' FICO SCORES FOR THE GROUP 3 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RANGE OF FICO CREDIT SCORES       LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

620 ..........................        2     $     376,800.00       0.22%     $ 188,400.00    7.548%      620       77.73%
621 to 640 ...................       43         9,930,218.82       5.71        230,935.32    7.190       630       77.59
641 to 660 ...................       62        15,539,017.44       8.93        250,629.31    7.128       651       78.02
661 to 680 ...................       98        25,638,254.27      14.74        261,614.84    7.073       670       77.29
681 to 700 ...................      123        30,456,286.83      17.51        247,612.09    7.004       690       78.33
701 to 720 ...................      106        28,281,703.80      16.26        266,808.53    6.902       710       79.15
721 to 740 ...................       95        23,646,354.71      13.59        248,909.00    6.780       731       79.78
741 to 760 ...................       68        17,017,963.57       9.78        250,264.17    6.711       751       78.35
761 to 780 ...................       57        14,733,561.00       8.47        258,483.53    6.704       771       79.83
781 to 800 ...................       30         7,542,564.02       4.34        251,418.80    6.653       790       73.35
801 to 820 ...................        4           822,970.00       0.47        205,742.50    6.979       804       82.20
                                ---------   ----------------   -----------
    Total ....................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the group
3 mortgage loans was approximately 706.

                               TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 3 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PROPERTY TYPE                     LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Single Family Residence ......      380     $  96,836,520.17      55.66%     $ 254,832.95    6.901%      703       78.02%
Planned Unit Development (PUD)      126        31,284,980.15      17.98        248,293.49    6.991       705       80.44
Low Rise Condominium .........      122        27,147,413.85       15.6        222,519.79    6.941       716       78.64
Two-to Four-Family Residence .       36        13,151,087.29       7.56        365,307.98    6.850       712       76.10
Townhouse ....................       13         2,794,880.00       1.61        214,990.77    6.969       711       78.92
High Rise Condominium ........       11         2,770,813.00       1.59        251,892.09    6.885       709       74.69
                                ---------   ----------------   -----------
    Total ....................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

                                          PURPOSES OF THE GROUP 3 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
LOAN PURPOSE                      LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Purchase .....................      534     $ 134,583,056.49      77.35%     $ 252,028.20    6.927%      710       80.02%
Refinance (Cash Out) .........      109        28,005,287.70      16.10        256,929.24    6.979       690       72.44
Refinance (Rate/Term) ........       45        11,397,350.27       6.55        253,274.45    6.705       700       73.47
                                ---------   ----------------   -----------
    Total ....................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

                                     OCCUPANCY TYPES FOR THE GROUP 3 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
OCCUPANCY TYPE                    LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Primary Home .................      634     $ 162,275,582.91      93.27%     $ 255,955.18    6.903%      706       78.76%
Investment ...................       40         8,828,767.52       5.07        220,719.19    7.251       714       71.88
Secondary Home ...............       14         2,881,344.03       1.66        205,810.29    6.890       722       76.02
                                ---------   ----------------   -----------
    Total ....................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

_______________
(1)   Based upon representations of the related mortgagors at the time of origination.

                                       37

                                  LOAN DOCUMENTATION TYPE FOR THE GROUP 3 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
TYPE OF DOCUMENTATION PROGRAM     LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Stated .......................      455     $ 120,713,565.05      69.38%     $ 265,304.54    6.973%      705       79.08%
Full/Alternate ...............      176        39,018,555.03      22.43        221,696.34    6.725       711       79.32
No Doc .......................       26         6,608,486.00       3.80        254,172.54    7.175       715       66.76
No Ratio .....................       22         5,356,355.84       3.08        243,470.72    7.009       709       76.01
No Income/No Asset ...........        6         1,667,732.54       0.96        277,955.42    6.551       665       58.28
Fast Forward .................        3           621,000.00       0.36        207,000.00    6.493       742       78.27
                                ---------   ----------------   -----------
    Total ....................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

                                   RANGES OF LOAN AGE FOR THE GROUP 3 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RANGE OF LOAN AGES (MONTHS)       LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

0 ............................      482     $ 121,188,852.00      69.65%     $ 251,429.15    6.932%      707       78.44%
1 - 5 ........................      203        51,875,954.64      29.82        255,546.57    6.908       706       78.10
6 - 10 .......................        2           664,887.82       0.38        332,443.91    6.138       712       85.79
11 - 15 ......................        1           256,000.00       0.15        256,000.00    5.875       742       80.00
                                ---------   ----------------   -----------
Total ........................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average loan age of the group 3 mortgage loans was approximately zero months.

                                       LOAN PROGRAMS FOR THE GROUP 3 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
LOAN PROGRAM                      LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

7/1 CMT Interest Only ........        1     $     280,000.00       0.16%     $ 280,000.00    6.500%      714       80.00%
7/1 LIBOR ....................       93        19,613,287.76      11.27        210,895.57    6.958       707       78.52
7/1 LIBOR Interest Only ......      524       139,031,146.32      79.91        265,326.62    6.896       708       78.30
7/23 LIBOR ...................       11         2,020,020.42       1.16        183,638.22    7.226       708       79.14
7/23 LIBOR Interest Only .....       31         5,832,582.58       3.35        188,147.83    7.077       699       78.03
7/1 LIBOR 40 Year Amortization       28         7,208,657.38       4.14        257,452.05    7.097       680       79.19
                                ---------   ----------------   -----------
    Total ....................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

                                   PREPAYMENT CHARGE TERMS OF THE GROUP 3 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
PREPAYMENT CHARGE               MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
TERM (MONTHS)                     LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

None .........................      351     $  87,682,269.91      50.40%     $ 249,807.04    6.960%      709       78.29%
12 ...........................       70        18,512,213.00      10.64        264,460.19    7.070       697       79.08
24 ...........................       53        13,698,675.76       7.87        258,465.58    6.952       703       79.89
36 ...........................      214        54,092,535.79      31.09        252,768.86    6.797       706       77.87
                                ---------   ----------------   -----------
    Total ....................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

                                       38

                                      GROSS MARGINS FOR THE GROUP 3 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RANGE OF GROSS MARGINS (%)        LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

2.001 - 2.500 ................      128     $  31,591,582.73      18.16%     $ 246,809.24    6.857%      713       77.21%
2.501 - 3.000 ................      544       138,890,975.81      79.83        255,314.29    6.913       705       78.42
3.001 - 3.500 ................        5           876,008.82       0.50        175,201.76    7.108       710       83.43
3.501 - 4.000 ................        9         1,891,733.73       1.09        210,192.64    8.529       708       91.31
5.001 - 5.500 ................        2           735,393.37       0.42        367,696.69    6.811       721       80.00
                                ---------   ----------------   -----------
    Total ....................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Gross Margin of the group 3 mortgage loans was approximately 2.684%.

                             MONTHS TO INITIAL ADJUSTMENT DATE FOR THE GROUP 3 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF NUMBER OF MONTHS       MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
TO INITIAL ADJUSTMENT DATE        LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

71 - 80 ......................       14     $   3,225,179.39       1.85%     $ 230,369.96    7.232%      701       84.46%
81 - 90 ......................      674       170,760,515.07      98.15        253,353.88    6.915       707       78.25
                                ---------   ----------------   -----------
  Total ......................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

                                 MAXIMUM MORTGAGE RATES FOR THE GROUP 3 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF MAXIMUM MORTGAGE       MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RATE (%)                          LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

9.501 - 10.000 ...............        3     $     872,000.00       0.50%     $ 290,666.67    5.000%      696       80.00%
10.001 - 10.500 ..............        1           159,076.00       0.09        159,076.00    5.500       758       80.00
10.501 - 11.000 ..............       16         4,890,239.13       2.81        305,639.95    5.899       723       72.55
11.001 - 11.500 ..............      121        33,462,357.82      19.23        276,548.41    6.387       725       75.74
11.501 - 12.000 ..............      275        71,605,798.79      41.16        260,384.72    6.799       712       78.63
12.001 - 12.500 ..............      175        42,334,553.71      24.33        241,911.74    7.313       693       79.65
12.501 - 13.000 ..............       75        16,381,527.44       9.42        218,420.37    7.606       680       79.63
13.001 - 13.500 ..............       10         1,832,000.00       1.05        183,200.00    8.166       677       79.91
13.501 - 14.000 ..............        3           369,876.21       0.21        123,292.07    8.230       688       87.79
14.001 - 14.500 ..............        4           661,593.07       0.38        165,398.27    8.892       682       84.49
14.501 - 15.000 ..............        1           380,000.00       0.22        380,000.00    9.625       712       95.00
15.001 - 15.500 ..............        1           164,350.00       0.09        164,350.00    9.250       725       95.00
20.001 - 20.500 ..............        1           376,000.00       0.22        376,000.00    6.750       713       80.00
20.501 - 21.000 ..............        1           359,393.37       0.21        359,393.37    6.875       730       80.00
22.001 - 22.500 ..............        1           136,928.92       0.08        136,928.92    8.125       647       80.00
                                ---------   ----------------   -----------
    Total ....................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the group 3 mortgage loans was approximately 11.989%.

                                       39

                                INITIAL PERIODIC RATE CAP FOR THE GROUP 3 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
INITIAL                         MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PERIODIC RATE CAP (%)             LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

5.000 ........................      673     $ 170,163,282.77      97.80%     $ 252,842.92    6.923%      706       78.45%
6.000 ........................       15         3,822,411.69       2.20        254,827.45    6.818       713       74.88
                                ---------   ----------------   -----------
    Total ....................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the group 3 mortgage loans was approximately 5.022%.

                              SUBSEQUENT PERIODIC RATE CAP FOR THE GROUP 3 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGES OF SUBSEQUENT            MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PERIODIC RATE CAP (%)             LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

1.000 ........................       28     $   4,394,791.31       2.53%     $ 156,956.83    7.314%      694       81.61%
2.000 ........................      660       169,590,903.15      97.47        256,955.91    6.910       707       78.28
                                ---------   ----------------   -----------
    Total ....................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the group 3 mortgage loans was approximately 1.975%.

                                   ORIGINATION CHANNEL FOR THE GROUP 3 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 3       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
ORIGINATION CHANNEL               LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Conduit ......................      138     $  34,279,638.44      19.70%     $ 248,403.18    6.872%      711       77.71%
Correspondent ................      141        35,416,038.37      20.36        251,177.58    6.901       709       78.26
Consumer Direct ..............       14         3,887,530.49       2.23        277,680.75    6.505       693       76.09
Mortgage Professionals .......      395       100,402,487.16      57.71        254,183.51    6.960       704       78.72
                                ---------   ----------------   -----------
    Total ....................      688     $ 173,985,694.46     100.00%
                                =========   ================   ===========

                                       40

                                                       LOAN GROUP 4

                                       MORTGAGE RATES FOR THE GROUP 4 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF                        MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
MORTGAGE RATES (%)                LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

5.001 to 5.500 ...............        1     $     700,000.00       0.49%     $ 700,000.00    5.375%      730       80.00%
5.501 to 6.000 ...............       13         8,102,296.57       5.70        623,253.58    5.818       714       76.88
6.001 to 6.500 ...............       54        35,480,148.98      24.94        657,039.80    6.354       706       67.45
6.501 to 7.000 ...............      104        63,325,116.37      44.51        608,895.35    6.812       709       75.01
7.001 to 7.500 ...............       50        27,955,186.09      19.65        559,103.72    7.270       700       78.66
7.501 to 8.000 ...............       10         5,748,143.64       4.04        574,814.36    7.699       686       77.50
8.501 to 9.000 ...............        2           949,052.20       0.67        474,526.10    8.831       658       87.17
                                ---------   ----------------   -----------
    Total: ...................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the group 4 mortgage loans was approximately 6.774% per annum. As of the Cut-off Date, the weighted average Mortgage Rate of the group 4 mortgage loans net of the interest premium charged by the lender was approximately 6.772% per annum.

                               CURRENT PRINCIPAL BALANCES FOR THE GROUP 4 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
CURRENT MORTGAGE LOAN           MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PRINCIPAL BALANCES ($)            LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

400,000.01 - 450,000.00 ......       23     $   9,905,390.34       6.96%     $ 430,669.15    6.868%      698       78.39%
450,000.01 - 500,000.00 ......       61        29,013,386.10      20.39        475,629.28    6.910       700       78.05
500,000.01 - 550,000.00 ......       39        20,550,161.64      14.45        526,927.22    6.829       709       78.92
550,000.01 - 600,000.00 ......       30        17,265,165.19      12.14        575,505.51    6.719       712       74.50
600,000.01 - 650,000.00 ......       19        11,858,876.00       8.34        624,151.37    6.888       715       74.76
650,000.01 - 700,000.00 ......       11         7,435,053.00       5.23        675,913.91    6.600       715       78.83
700,000.01 - 750,000.00 ......       11         8,071,354.00       5.67        733,759.45    6.786       702       71.31
750,000.01 - 800,000.00 ......       13        10,127,410.00       7.12        779,031.54    6.828       703       71.88
800,000.01 - 850,000.00 ......        3         2,454,000.00       1.73        818,000.00    6.792       719       75.04
850,000.01 - 900,000.00 ......        4         3,505,500.00       2.46        876,375.00    6.960       679       68.48
900,000.01 - 950,000.00 ......        3         2,812,500.00       1.98        937,500.00    6.665       722       72.73
950,000.01 - 1,000,000.00  ...       10         9,901,180.94       6.96        990,118.09    6.438       694       61.78
1,000,000.01 or greater ......        7         9,359,966.64       6.58      1,337,138.09    6.467       714       62.36
                                ---------   ----------------   -----------
    Total ....................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the average principal balance of the group 4 mortgage loans was approximately $607,948.

                              ORIGINAL LOAN-TO-VALUE RATIOS FOR THE GROUP 4 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
ORIGINAL LOAN-TO-VALUE          MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RATIOS (%)                        LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

10.01 - 20.00 ................        1     $     725,000.00       0.51%     $ 725,000.00    6.625%      695       14.43%
30.01 - 40.00 ................        1           990,000.00       0.70        990,000.00    6.375       680       30.94
40.01 - 50.00 ................        4         3,810,500.00       2.68        952,625.00    6.300       714       46.95
50.01 - 60.00 ................       12         9,290,750.00       6.53        774,229.17    6.530       693       56.40
60.01 - 70.00 ................       28        20,505,646.64      14.41        732,344.52    6.642       686       65.91
70.01 - 80.00 ................      185       105,465,922.21      74.14        570,086.07    6.834       711       78.93
80.01 - 90.00 ................        2         1,018,500.00       0.72        509,250.00    6.682       665       84.29
90.01 - 100.00 ...............        1           453,625.00       0.32        453,625.00    8.920       620       95.00
                                ---------   ----------------   -----------
    Total ....................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the group 4 mortgage loans was approximately 74.15%.

                                       41

                              ORIGINAL TERM TO STATED MATURITY FOR THE GROUP 4 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
ORIGINAL TERM TO STATED         MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
MATURITY (MONTHS)                 LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

360 ..........................      234     $ 142,259,943.85     100.00%     $ 607,948.48    6.774%      705       74.15%
                                ---------   ----------------   -----------
    Total ....................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

                           REMAINING TERMS TO STATED MATURITY FOR THE GROUP 4 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
REMAINING TERMS TO STATED       MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
MATURITY (MONTHS)                 LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

301 - 360 ....................      234     $ 142,259,943.85     100.00%     $ 607,948.48    6.774%      705       74.15%
                                ---------   ----------------   -----------
    Total ....................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average remaining term to stated
maturity of the group 4 mortgage loans was approximately 359 months.

                    GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP 4 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
GEOGRAPHIC AREA                   LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Arizona ......................        4     $   2,606,310.00       1.83%     $ 651,577.50    6.747%      706       72.39%
Arkansas .....................        1           453,625.00       0.32        453,625.00    8.920       620       95.00
California ...................      160        97,734,079.78      68.70        610,838.00    6.756       708       74.85
Colorado .....................        3         2,610,000.00       1.83        870,000.00    6.631       698       62.27
District of Columbia .........        1           420,000.00       0.30        420,000.00    7.000       714       80.00
Florida ......................        8         4,555,701.33       3.20        569,462.67    6.827       697       75.06
Georgia ......................        1           565,000.00       0.40        565,000.00    6.125       658       51.36
Hawaii .......................        3         2,507,248.00       1.76        835,749.33    6.566       711       56.80
Idaho ........................        1           605,500.00       0.43        605,500.00    7.750       659       70.00
Illinois .....................        6         2,933,200.00       2.06        488,866.67    7.121       727       80.00
Indiana ......................        1           488,000.00       0.34        488,000.00    6.000       739       80.00
Maryland .....................        7         4,358,452.00       3.06        622,636.00    6.809       746       77.86
Massachusetts ................        1           661,112.38       0.46        661,112.38    6.750       757       76.43
Michigan .....................        1           460,000.00       0.32        460,000.00    5.875       779       80.00
Minnesota ....................        3         1,589,800.00       1.12        529,933.33    6.213       691       77.00
Montana ......................        1           773,000.00       0.54        773,000.00    6.875       635       64.42
Nevada .......................        3         1,604,000.00       1.13        534,666.67    6.666       700       80.00
New Jersey ...................        5         2,572,200.00       1.81        514,440.00    6.809       689       57.02
New York .....................        7         4,648,927.20       3.27        664,132.46    6.989       681       76.23
North Carolina ...............        1           502,000.00       0.35        502,000.00    7.250       664       77.47
Oregon .......................        3         1,824,429.00       1.28        608,143.00    6.860       698       75.93
Pennsylvania .................        1           496,500.00       0.35        496,500.00    6.250       678       47.29
South Carolina ...............        1           672,000.00       0.47        672,000.00    6.875       718       80.00
Tennessee ....................        1           603,500.00       0.42        603,500.00    6.750       751       61.58
Virginia .....................        7         4,292,359.16       3.02        613,194.17    6.632       692       75.16
Washington ...................        3         1,723,000.00       1.21        574,333.33    7.414       657       77.54
                                ---------   ----------------   -----------
Total ........................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

                                       42

                                 MORTGAGORS' FICO SCORES FOR THE GROUP 4 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF FICO                   MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
CREDIT SCORES                     LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

620 ..........................        1     $     453,625.00       0.32%     $ 453,625.00    8.920%      620       95.00%
621 to 640 ...................       13         6,884,379.00       4.84        529,567.62    6.961       630       74.02
641 to 660 ...................       21        12,436,885.19       8.74        592,232.63    6.970       655       72.81
661 to 680 ...................       43        27,734,282.90      19.50        644,983.32    6.770       671       71.45
681 to 700 ...................       44        27,772,594.20      19.52        631,195.32    6.746       690       72.12
701 to 720 ...................       25        15,326,587.94      10.77        613,063.52    6.611       711       75.39
721 to 740 ...................       32        18,435,692.61      12.96        576,115.39    6.702       731       77.65
741 to 760 ...................       26        14,679,338.38      10.32        564,589.94    6.823       750       78.45
761 to 780 ...................       17        10,547,658.00       7.41        620,450.47    6.831       769       75.05
781 to 800 ...................       12         7,988,900.63       5.62        665,741.72    6.604       790       72.16
                                ---------   ----------------   -----------
    Total ....................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the group
4 mortgage loans was approximately 705.

                               TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 4 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PROPERTY TYPE                     LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Single Family Residence ......      161     $  99,937,765.32      70.25%     $ 620,731.46    6.749%      701       72.74%
Planned Unit Development (PUD)       44        23,979,452.53      16.86        544,987.56    6.887       711       78.45
Low Rise Condominium .........       17         9,796,506.00       6.89        576,265.06    6.911       716       79.62
Townhouse ....................        5         3,780,000.00       2.66        756,000.00    6.333       710       74.81
Two-to Four-Family Residence .        4         3,285,500.00       2.31        821,375.00    6.869       748       66.26
High Rise Condominium ........        3         1,480,720.00       1.04        493,573.33    6.601       730       80.00
                                ---------   ----------------   -----------
    Total ....................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

                                          PURPOSES OF THE GROUP 4 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
LOAN PURPOSE                      LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Purchase .....................      145     $  80,703,003.29      56.73%     $ 556,572.44    6.795%      716       78.73%
Refinance (Rate/Term) ........       51        38,752,861.92      27.24        759,860.04    6.603       693       65.69
Refinance (Cash Out) .........       38        22,804,078.64      16.03        600,107.33    6.987       689       72.36
                                ---------   ----------------   -----------
    Total ....................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

                                     OCCUPANCY TYPES FOR THE GROUP 4 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
OCCUPANCY TYPE                    LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Primary Home .................      222     $ 135,339,193.01      95.14%     $ 609,636.00    6.747%      705       74.03%
Investment ...................        9         5,142,050.84       3.61        571,338.98    7.457       717       75.48
Secondary Home ...............        3         1,778,700.00       1.25        592,900.00    6.792       684       80.00
                                ---------   ----------------   -----------
    Total ....................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

_______________
(1)   Based upon representations of the related mortgagors at the time of origination.

                                       43

                                  LOAN DOCUMENTATION TYPE FOR THE GROUP 4 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
TYPE OF DOCUMENTATION PROGRAM     LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Stated Income ................      158     $  94,786,752.61      66.63%     $ 599,916.16    6.821%      706       74.78%
Full/Alternate ...............       36        22,172,788.76      15.59        615,910.80    6.535       702       77.19
No Ratio .....................       18        11,348,275.29       7.98        630,459.74    6.805       712       73.79
No Doc .......................       13         7,924,700.00       5.57        609,592.31    6.663       708       61.64
No Income/No Asset ...........        7         4,732,427.19       3.33        676,061.03    7.183       673       73.14
FastForward ..................        2         1,295,000.00       0.91        647,500.00    6.277       785       59.88
                                ---------   ----------------   -----------
    Total ....................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

                                   RANGES OF LOAN AGE FOR THE GROUP 4 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RANGE OF LOAN AGES (MONTHS)       LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

0 ............................      134     $  75,703,328.00      53.21%     $ 564,950.21    6.834%      703       76.09%
1 - 5 ........................       98        64,160,904.51      45.10        654,703.11    6.721       709       71.96
6 - 10 .......................        2         2,395,711.34       1.68      1,197,855.67    6.273       691       71.82
                                ---------   ----------------   -----------
Total ........................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average loan age of the group 4 mortgage loans was approximately one month.

                                       LOAN PROGRAMS FOR THE GROUP 4 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
LOAN PROGRAM                      LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

7/1 LIBOR ....................       13     $   7,026,400.84       4.94%     $ 540,492.37    7.178%      697       78.91%
7/1 LIBOR Interest Only ......      189       114,928,946.92      80.79        608,089.67    6.760       703       73.33
7/23 LIBOR ...................        1           998,955.94       0.70        998,955.94    5.750       712       77.52
7/23 LIBOR Interest Only .....       27        17,007,454.96      11.96        629,905.74    6.705       729       76.77
7/1 LIBOR 40 Year Amortization        4         2,298,185.19       1.62        574,546.30    7.193       673       80.00
                                ---------   ----------------   -----------
    Total ....................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

                                   PREPAYMENT CHARGE TERMS OF THE GROUP 4 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
PREPAYMENT CHARGE               MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
TERM (MONTHS)                     LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

None .........................      124     $  79,535,888.88      55.91%     $ 641,418.46    6.821%      709       73.62%
12 ...........................       26        15,875,218.97      11.16        610,585.35    6.872       702       73.40
24 ...........................        9         5,339,000.00       3.75        593,222.22    6.640       712       74.26
36 ...........................       74        40,860,836.00      28.72        552,173.46    6.650       697       75.39
60 ...........................        1           649,000.00       0.46        649,000.00    7.375       772       79.15
                                ---------   ----------------   -----------
    Total ....................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

                                       44

                                      GROSS MARGINS FOR THE GROUP 4 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RANGE OF GROSS MARGINS (%)        LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

2.001 - 2.500 ................       57     $  34,150,006.47      24.01%     $ 599,122.92    6.748%      724       77.11%
2.501 - 3.000 ................      176       107,674,226.04      75.69        611,785.38    6.783       700       73.19
4.501 - 5.000 ................        1           435,711.34       0.31        435,711.34    6.375       671       80.00
                                ---------   ----------------   -----------
    Total ....................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Gross Margin of the group 4 mortgage loans was approximately 2.639%.

                             MONTHS TO INITIAL ADJUSTMENT DATE FOR THE GROUP 4 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF NUMBER OF MONTHS       MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
TO INITIAL ADJUSTMENT DATE        LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

71 - 80 ......................        2     $   2,395,711.34       1.68%     $1,197,855.67   6.273%      691       71.82%
81 - 90 ......................      232       139,864,232.51      98.32         602,863.07   6.782       706       74.19
                                ---------   ----------------   -----------
  Total ......................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

                                 MAXIMUM MORTGAGE RATES FOR THE GROUP 4 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF MAXIMUM MORTGAGE       MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RATE (%)                          LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

10.001 to 10.500 .............        1     $     700,000.00       0.49%     $ 700,000.00    5.375%      730       80.00%
10.501 to 11.000 .............       11         6,433,400.00       4.52        584,854.55    5.849       708       77.45
11.001 to 11.500 .............       49        32,784,987.64      23.05        669,081.38    6.361       704       67.05
11.501 to 12.000 .............       89        53,592,859.95      37.67        602,166.97    6.788       706       74.34
12.001 to 12.500 .............       50        27,973,436.09      19.66        559,468.72    7.188       700       78.15
12.501 to 13.000 .............       26        16,485,296.64      11.59        634,049.87    7.095       713       77.83
13.001 to 13.500 .............        4         2,241,200.00       1.58        560,300.00    7.254       738       77.16
13.501 to 14.000 .............        2           949,052.20       0.67        474,526.10    8.831       658       87.17
19.501 to 20.000 .............        1           435,711.34       0.31        435,711.34    6.375       671       80.00
20.001 to 20.500 .............        1           663,999.99       0.47        663,999.99    6.625       680       80.00
                                ---------   ----------------   -----------
    Total ....................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the group 4 mortgage loans was approximately 11.958%.

                                INITIAL PERIODIC RATE CAP FOR THE GROUP 4 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
INITIAL PERIODIC RATE CAP (%)     LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

5.000 ........................      207     $ 124,689,244.29      87.65%     $ 602,363.50    6.790%      702       73.79%
6.000 ........................       27        17,570,699.56      12.35        650,766.65    6.658       730       76.73
                                ---------   ----------------   -----------
    Total ....................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the group 4 mortgage loans was approximately 5.124%.

                                       45

                              SUBSEQUENT PERIODIC RATE CAP FOR THE GROUP 4 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGES OF SUBSEQUENT            MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PERIODIC RATE CAP (%)             LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

1.000 ........................        1     $     435,711.34       0.31%     $ 435,711.34    6.375%      671       80.00%
2.000 ........................      233       141,824,232.51      99.69        608,687.69    6.775       706       74.14
                                ---------   ----------------   -----------
    Total ....................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the group 4 mortgage loans was approximately 1.997%.

                                   ORIGINATION CHANNEL FOR THE GROUP 4 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 4       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
ORIGINATION CHANNEL               LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Conduit ......................       58     $  34,621,717.80      24.34%     $ 596,926.17    6.741%      722       77.15%
Correspondent ................       50        29,919,961.39      21.03        598,399.23    6.913       700       73.82
Consumer Direct ..............        2         1,216,000.00       0.85        608,000.00    5.925       723       80.00
Mortgage Professionals .......      124        76,502,264.66      53.78        616,953.75    6.747       700       72.84
                                ---------   ----------------   -----------
    Total ....................      234     $ 142,259,943.85     100.00%
                                =========   ================   ===========

                                       46

                                                       LOAN GROUP 5

                                       MORTGAGE RATES FOR THE GROUP 5 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF                        MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
MORTGAGE RATES (%)                LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

5.001 - 5.500 ................        2     $     553,000.00       0.24%     $ 276,500.00    5.500%      692       59.24%
5.501 - 6.000 ................       36        13,732,283.11       6.02        381,452.31    5.940       727       66.23
6.001 - 6.500 ................      278       120,377,662.40      52.76        433,013.17    6.359       710       63.39
6.501 - 7.000 ................      203        74,105,011.82      32.48        365,049.32    6.801       697       70.54
7.001 - 7.500 ................       45        14,807,279.90       6.49        329,050.66    7.289       701       78.05
7.501 - 8.000 ................       11         2,892,617.82       1.27        262,965.26    7.754       673       83.11
8.001 - 8.500 ................        4         1,131,201.00       0.50        282,800.25    8.221       664       88.47
9.001 - 9.500 ................        2           460,920.27       0.20        230,460.14    9.365       732       90.41
9.501 - 10.000 ...............        1            92,500.00       0.04         92,500.00    9.650       655       79.74
                                ---------   ----------------   -----------
    Total: ...................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the group 5 mortgage loans was approximately 6.570% per annum. As of the Cut-off Date, the weighted average Mortgage Rate of the group 5 mortgage loans net of the interest premium charged by the lender was approximately 6.563% per annum.

                               CURRENT PRINCIPAL BALANCES FOR THE GROUP 5 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
CURRENT MORTGAGE LOAN           MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PRINCIPAL BALANCES ($)            LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

0.01 - 50,000.00 .............        1     $      37,920.27       0.02%     $  37,920.27    9.250%      717       95.00%
50,000.01 - 100,000.00 .......       14         1,119,341.73       0.49         79,952.98    7.108       711       57.31
100,000.01 - 150,000.00 ......       39         5,067,981.33       2.22        129,948.24    6.697       700       62.19
150,000.01 - 200,000.00 ......       61        10,803,180.94       4.74        177,101.33    6.567       710       60.35
200,000.01 - 250,000.00 ......       61        13,776,278.80       6.04        225,840.64    6.621       708       66.22
250,000.01 - 300,000.00 ......       59        16,363,133.29       7.17        277,341.24    6.678       692       67.05
300,000.01 - 350,000.00 ......       62        20,404,575.82       8.94        329,106.06    6.600       708       66.91
350,000.01 - 400,000.00 ......       64        23,995,133.49      10.52        374,923.96    6.512       713       69.01
400,000.01 - 450,000.00 ......       49        20,780,540.42       9.11        424,092.66    6.683       704       70.49
450,000.01 - 500,000.00 ......       37        17,804,447.24       7.80        481,201.28    6.649       711       73.61
500,000.01 - 550,000.00 ......       35        18,241,689.00       8.00        521,191.11    6.552       721       69.28
550,000.01 - 600,000.00 ......       21        12,125,290.00       5.31        577,394.76    6.556       706       72.39
600,000.01 - 650,000.00 ......       18        11,326,140.00       4.96        629,230.00    6.552       705       70.22
650,000.01 - 700,000.00 ......        7         4,802,250.00       2.10        686,035.71    6.679       685       67.30
700,000.01 - 750,000.00 ......       12         8,752,650.00       3.84        729,387.50    6.373       723       70.59
750,000.01 - 800,000.00 ......        9         7,035,375.00       3.08        781,708.33    6.540       702       62.94
800,000.01 - 850,000.00 ......        5         4,112,000.00       1.80        822,400.00    6.424       677       69.03
850,000.01 - 900,000.00 ......        6         5,229,600.00       2.29        871,600.00    6.603       703       63.81
900,000.01 - 950,000.00 ......        6         5,587,500.00       2.45        931,250.00    6.188       694       61.86
950,000.01 - 1,000,000.00  ...        4         3,864,750.00       1.69        966,187.50    6.563       689       71.88
1,000,000.01 or greater ......       12        16,922,698.99       7.42      1,410,224.92    6.445       697       55.71
                                ---------   ----------------   -----------
    Total ....................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the average principal balance of the group 5 mortgage loans was approximately $392,014.

                                       47

                              ORIGINAL LOAN-TO-VALUE RATIOS FOR THE GROUP 5 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
ORIGINAL LOAN-TO-VALUE          MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RATIOS (%)                        LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

10.01 to 20.00 ...............        8     $   1,733,500.00       0.76%     $ 216,687.50    6.449%      733       17.17%
20.01 to 30.00 ...............        9         2,123,000.00       0.93        235,888.89    6.452       771       26.00
30.01 to 40.00 ...............       25         6,544,410.00       2.87        261,776.40    6.394       715       35.87
40.01 to 50.00 ...............       49        21,106,176.00       9.25        430,738.29    6.446       704       46.24
50.01 to 60.00 ...............       79        32,245,815.38      14.13        408,174.88    6.429       713       56.44
60.01 to 70.00 ...............      124        56,376,190.87      24.71        454,646.70    6.476       703       65.12
70.01 to 80.00 ...............      270       102,447,571.88      44.90        379,435.45    6.662       704       78.73
80.01 to 90.00 ...............       12         3,603,640.92       1.58        300,303.41    7.210       680       85.35
90.01 to 100.00 ..............        6         1,972,171.27       0.86        328,695.21    7.727       703       94.13
                                ---------   ----------------   -----------
    Total ....................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the group 5 mortgage loans was approximately 67.26%.

                              ORIGINAL TERM TO STATED MATURITY FOR THE GROUP 5 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
ORIGINAL TERM TO STATED         MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
MATURITY (MONTHS)                 LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

360 ..........................      582     $ 228,152,476.32     100.00%     $ 392,014.56    6.570%      706       67.26%
                                ---------   ----------------   -----------
    Total ....................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

                           REMAINING TERMS TO STATED MATURITY FOR THE GROUP 5 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
REMAINING TERMS TO STATED       MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
MATURITY (MONTHS)                 LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

301 - 360 ....................      582     $ 228,152,476.32     100.00%     $ 392,014.56    6.570%      706       67.26%
                                ---------   ----------------   -----------
    Total ....................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average remaining term to stated
maturity of the group 5 mortgage loans was approximately 360 months.

                                       48

                    GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP 5 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE       AVERAGE     WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL       CURRENT     AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE       PRINCIPAL    MORTGAGE    CREDIT     VALUE
GEOGRAPHIC AREA                   LOANS       OUTSTANDING      OUTSTANDING      BALANCE       RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   -------------  --------   --------   --------

Arizona ......................        9     $   3,159,900.00       1.38%     $  351,100.00   6.737%      732       63.10%
Arkansas .....................        1           172,000.00       0.08         172,000.00   6.250       700       80.00
California ...................      358       159,150,017.39      69.76         444,553.12   6.520       710       65.64
Colorado .....................       17         3,907,305.29       1.71         229,841.49   6.451       721       70.54
Delaware .....................        1           199,550.00       0.09         199,550.00   6.875       717       65.00
District of Columbia .........        1           505,000.00       0.22         505,000.00   6.875       678       79.83
Florida ......................       34         8,270,007.38       3.62         243,235.51   6.928       708       72.00
Georgia ......................        8         1,847,100.00       0.81         230,887.50   6.423       730       75.98
Hawaii .......................        6         3,501,000.00       1.53         583,500.00   6.442       696       67.18
Illinois .....................        5         1,427,125.00       0.63         285,425.00   6.514       678       66.76
Indiana ......................        1           204,000.00       0.09         204,000.00   6.750       654       80.00
Kentucky .....................        2           320,800.00       0.14         160,400.00   6.502       647       80.00
Maryland .....................       14         4,169,040.00       1.83         297,788.57   6.627       682       74.74
Massachusetts ................       10         2,704,004.74       1.19         270,400.47   6.575       688       68.88
Michigan .....................        3           413,403.99       0.18         137,801.33   6.710       670       78.26
Minnesota ....................        3           511,400.00       0.22         170,466.67   6.844       665       71.93
Missouri .....................        1           175,400.00       0.08         175,400.00   6.750       714       64.99
Nevada .......................        7         2,014,852.50       0.88         287,836.07   6.862       704       78.53
New Hampshire ................        1           216,000.00       0.09         216,000.00   6.625       630       77.14
New Jersey ...................       13         4,583,443.34       2.01         352,572.56   6.967       699       75.63
New Mexico ...................        1            70,000.00       0.03          70,000.00   8.250       640       59.83
New York .....................       34        14,097,887.99       6.18         414,643.76   6.653       698       69.40
North Carolina ...............        8         2,864,285.27       1.26         358,035.66   6.453       726       63.40
Ohio .........................        9         1,761,274.01       0.77         195,697.11   6.802       663       77.88
Oregon .......................        3           787,500.00       0.35         262,500.00   6.590       704       74.77
Pennsylvania .................        2           323,191.00       0.14         161,595.50   6.750       654       80.00
Rhode Island .................        1           250,000.00       0.11         250,000.00   6.875       669       90.91
Tennessee ....................        1           188,000.00       0.08         188,000.00   6.875       624       80.00
Texas ........................        1           796,000.00       0.35         796,000.00   6.500       707       80.00
Utah .........................        2           829,000.00       0.36         414,500.00   6.955       652       65.14
Virginia .....................       16         4,982,388.42       2.18         311,399.28   6.826       674       73.57
Washington ...................        8         2,436,600.00       1.07         304,575.00   6.617       686       77.28
Wyoming ......................        1         1,315,000.00       0.58       1,315,000.00   6.125       675       40.15
                                ---------   ----------------   -----------
Total ........................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

                                 MORTGAGORS' FICO SCORES FOR THE GROUP 5 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF FICO                   MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
CREDIT SCORES                     LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

620 ..........................        2     $   1,031,600.00       0.45%     $ 515,800.00    6.949%      620       71.54%
621 to 640 ...................       39        13,384,764.22       5.87        343,199.08    6.707       631       68.46
641 to 660 ...................       59        21,738,070.16       9.53        368,441.87    6.742       653       66.58
661 to 680 ...................       86        34,439,274.81      15.09        400,456.68    6.593       670       68.81
681 to 700 ...................      113        49,295,670.21      21.61        436,244.87    6.586       691       67.80
701 to 720 ...................       80        32,777,514.77      14.37        409,718.93    6.586       709       68.99
721 to 740 ...................       52        20,018,370.87       8.77        384,968.67    6.518       730       68.13
741 to 760 ...................       65        23,065,459.00      10.11        354,853.22    6.408       751       67.96
761 to 780 ...................       39        15,965,794.90       7.00        409,379.36    6.463       771       64.22
781 to 800 ...................       34        11,620,207.38       5.09        341,770.81    6.420       788       57.35
801 to 820 ...................       12         4,309,500.00       1.89        359,125.00    6.547       805       63.52
Not available ................        1           506,250.00       0.22        506,250.00    7.125       999       75.00
                                ---------   ----------------   -----------
    Total ....................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the group
5 mortgage loans (not including the group 5 mortgage loans for which the FICO
Credit Score is not available) was approximately 706.

                                       49

                               TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 5 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PROPERTY TYPE                     LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Single Family Residence ......      343     $ 133,509,579.01      58.52%     $ 389,240.76    6.563%      704       66.39%
Planned Unit Development (PUD)      100        43,356,144.60      19.00        433,561.45    6.521       709       70.70
Two-to Four-Family Residence .       59        26,344,649.00      11.55        446,519.47    6.632       702       63.60
Low Rise Condominium .........       67        20,376,353.72       8.93        304,124.68    6.621       718       69.31
High Rise Condominium ........        6         2,511,049.99       1.10        418,508.33    6.605       712       71.51
Townhouse ....................        7         2,054,700.00       0.90        293,528.57    6.700       698       72.46
                                ---------   ----------------   -----------
    Total ....................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

                                          PURPOSES OF THE GROUP 5 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
LOAN PURPOSE                      LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Refinance (Cash Out) .........      284     $ 102,734,733.61      45.03%     $ 361,742.02    6.551%      698       62.87%
Purchase .....................      206        82,931,582.84      36.35        402,580.50    6.641       712       74.18
Refinance (Rate/Term) ........       92        42,486,159.87      18.62        461,806.09    6.477       714       64.38
                                ---------   ----------------   -----------
    Total ....................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

                                     OCCUPANCY TYPES FOR THE GROUP 5 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
OCCUPANCY TYPE                    LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Primary Home .................      488     $ 195,286,496.23      85.59%     $ 400,177.25    6.573%      702       68.14%
Investment ...................       77        25,925,510.09      11.36        336,694.94    6.565       720       60.63
Secondary Home ...............       17         6,940,470.00       3.04        408,262.94    6.511       749       67.24
                                ---------   ----------------   -----------
    Total ....................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

_______________
(1)   Based upon representations of the related mortgagors at the time of origination.

                                  LOAN DOCUMENTATION TYPE FOR THE GROUP 5 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
TYPE OF DOCUMENTATION           MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PROGRAM                           LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Stated Income ................      248     $  96,784,290.25      42.42%     $ 390,259.23    6.649%      696       73.28%
No Doc .......................      140        46,648,474.98      20.45        333,203.39    6.449       727       55.03
No Ratio .....................       72        38,415,596.72      16.84        533,549.95    6.556       709       63.35
Full/Alternate ...............       79        30,086,715.37      13.19        380,844.50    6.516       692       74.88
No Income/No Asset ...........       35        13,154,599.00       5.77        375,845.69    6.580       715       62.66
FastForward ..................        8         3,062,800.00       1.34        382,850.00    6.560       753       57.16
                                ---------   ----------------   -----------
    Total ....................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

                                       50

                                   RANGES OF LOAN AGE FOR THE GROUP 5 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF                        MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
LOAN AGES (MONTHS)                LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

0 ............................      478     $ 187,066,600.00      81.99%     $ 391,352.72    6.547%      707       65.86%
1 - 5 ........................       98        39,388,524.65      17.26        401,923.72    6.678       701       73.34
6 - 10 .......................        6         1,697,351.67       0.74        282,891.95    6.558       729       80.44
                                ---------   ----------------   -----------
Total ........................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average loan age of the group 5 mortgage loans was approximately zero months.

                                       LOAN PROGRAMS FOR THE GROUP 5 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
LOAN PROGRAM                      LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

10/1 LIBOR ...................       57     $  16,837,329.63       7.38%     $ 295,391.75    6.598%      696       65.95%
10/1 LIBOR 40 Year
  Amortization ...............        2           234,915.00       0.10        117,457.50    7.111       684       73.68
10/10 LIBOR ..................        7         1,803,714.88       0.79        257,673.55    6.779       707       71.41
10/20 LIBOR Interest Only ....       54        22,754,824.98       9.97        421,385.65    6.742       711       76.41
10/1 LIBOR Interest Only .....      462       186,521,691.83      81.75        403,726.61    6.544       706       66.21
                                ---------   ----------------   -----------
    Total ....................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

                                   PREPAYMENT CHARGE TERMS OF THE GROUP 5 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
PREPAYMENT CHARGE               MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
TERM (MONTHS)                     LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

None .........................      232     $  92,321,106.52      40.46%     $ 397,935.80    6.648%      708       65.57%
12 ...........................       50        23,315,217.42      10.22        466,304.35    6.549       710       67.49
24 ...........................       36        16,227,562.83       7.11        450,765.63    6.582       709       67.36
36 ...........................      263        95,872,289.55      42.02        364,533.42    6.494       702       68.74
60 ...........................        1           416,300.00       0.18        416,300.00    7.500       760       84.99
                                ---------   ----------------   -----------
    Total ....................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

                                      GROSS MARGINS FOR THE GROUP 5 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RANGE OF GROSS MARGINS (%)        LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

2.001 - 2.500 ................       61     $  25,641,769.60      11.24%     $ 420,356.88    6.665%      715       74.39%
2.501 - 3.000 ................      507       198,435,844.82      86.98        391,392.20    6.541       705       65.94
3.001 - 3.500 ................        6         1,814,984.81       0.80        302,497.47    6.813       656       85.02
3.501 - 4.000 ................        5         1,504,952.09       0.66        300,990.42    8.466       683       91.53
4.001 - 4.500 ................        1           287,200.00       0.13        287,200.00    6.500       666       80.00
4.501 - 5.000 ................        1           279,725.00       0.12        279,725.00    6.750       659       82.27
5.001 - 5.500 ................        1           188,000.00       0.08        188,000.00    6.875       624       80.00
                                ---------   ----------------   -----------
    Total ....................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Gross Margin of the group 5 mortgage loans was approximately 2.711%.

                                       51

                             MONTHS TO INITIAL ADJUSTMENT DATE FOR THE GROUP 5 MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF NUMBER OF MONTHS       MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
TO INITIAL ADJUSTMENT DATE        LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

111 - 120 ....................      509     $ 202,100,542.32      88.58%     $ 397,054.11    6.570%      706       67.27%
121 - 130 ....................       73        26,051,934.00      11.42        356,875.81    6.568       701       67.18
                                ---------   ----------------   -----------
  Total ......................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

                                 MAXIMUM MORTGAGE RATES FOR THE GROUP 5 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF MAXIMUM MORTGAGE       MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RATE (%)                          LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

10.001 - 10.500 ..............        2     $     553,000.00       0.24%     $ 276,500.00    5.500%      692       59.24%
10.501 - 11.000 ..............       32        12,874,033.11       5.64        402,313.53    5.938       727       66.02
11.001 - 11.500 ..............      262       112,669,513.30      49.38        430,036.31    6.356       710       62.47
11.501 - 12.000 ..............      176        62,598,516.43      27.44        355,673.39    6.783       694       69.66
12.001 - 12.500 ..............       54        19,460,753.90       8.53        360,384.33    6.943       706       77.27
12.501 - 13.000 ..............       40        14,722,563.21       6.45        368,064.08    6.983       707       76.37
13.001 - 13.500 ..............       11         4,185,876.10       1.83        380,534.19    7.515       691       82.04
13.501 - 14.000 ..............        2           534,800.00       0.23        267,400.00    7.750       655       80.00
14.001 - 14.500 ..............        1           423,000.00       0.19        423,000.00    9.375       733       90.00
14.501 - 15.000 ..............        1            92,500.00       0.04         92,500.00    9.650       655       79.74
15.001 - 15.500 ..............        1            37,920.27       0.02         37,920.27    9.250       717       95.00
                                ---------   ----------------   -----------
    Total ....................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the group 5 mortgage loans was approximately 11.678%.

                                INITIAL PERIODIC RATE CAP FOR THE GROUP 5 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
INITIAL                         MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PERIODIC RATE CAP (%)             LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

5.000 ........................      527     $ 206,332,506.72      90.44%     $ 391,522.78    6.554%      705       66.34%
6.000 ........................       55        21,819,969.60       9.56        396,726.72    6.718       714       76.00
                                ---------   ----------------   -----------
    Total ....................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the group 5 mortgage loans was approximately 5.096%.

                              SUBSEQUENT PERIODIC RATE CAP FOR THE GROUP 5 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGES OF SUBSEQUENT            MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PERIODIC RATE CAP (%)             LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

1.000 ........................        5     $   2,106,570.26       0.92%     $ 421,314.05    6.867%      680       75.31%
2.000 ........................      577       226,045,906.06      99.08        391,760.67    6.567       706       67.19
                                ---------   ----------------   -----------
    Total ....................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the group 5 mortgage loans was approximately 1.991%.

                                       52

                                   ORIGINATION CHANNEL FOR THE GROUP 5 MORTGAGE LOANS(1)
--------------------------------------------------------------------------------------------------------------------------
                                                               PERCENT OF                              WEIGHTED   WEIGHTED
                                NUMBER OF      AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                 GROUP 5       PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                MORTGAGE        BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
ORIGINATION CHANNEL               LOANS       OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Conduit ......................       60     $  24,562,019.60      10.77%     $ 409,366.99    6.690%      713       76.05%
Correspondent ................      173        75,183,618.71      32.95        434,587.39    6.573       706       67.01
Consumer Direct ..............       30        14,103,245.00       6.18        470,108.17    6.491       700       67.79
Mortgage Professionals .......      319       114,303,593.01      50.10        358,318.47    6.551       705       65.47
                                ---------   ----------------   -----------
    Total ....................      582     $ 228,152,476.32     100.00%
                                =========   ================   ===========

                                       53

                                                  AGGREGATE LOAN GROUP I

                              MORTGAGE RATES FOR THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF                          LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
MORTGAGE RATES (%)               GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

4.501 - 5.000 ................        6     $   2,015,012.00       0.23%     $ 335,835.33    5.000%      718       72.62%
5.001 - 5.500 ................       20         6,701,762.43       0.77        335,088.12    5.412       720       71.00
5.501 - 6.000 ................      188        69,039,797.16       7.93        367,232.96    5.849       719       71.43
6.001 - 6.500 ................      653       230,290,453.22      26.44        352,665.32    6.343       716       73.03
6.501 - 7.000 ................      878       286,784,020.89      32.92        326,633.28    6.805       707       76.53
7.001 - 7.500 ................      551       160,056,187.46      18.37        290,483.10    7.319       696       78.92
7.501 - 8.000 ................      333        84,710,188.58       9.72        254,384.95    7.776       685       79.29
8.001 - 8.500 ................      108        21,225,692.24       2.44        196,534.19    8.303       689       79.70
8.501 - 9.000 ................       35         7,029,505.42       0.81        200,843.01    8.768       685       84.37
9.001 - 9.500 ................       15         2,517,707.51       0.29        167,847.17    9.424       684       85.24
9.501 - 10.000 ...............        2           409,686.86       0.05        204,843.43    9.652       710       94.64
10.001 - 10.500 ..............        2           294,600.00       0.03        147,300.00   10.369       680       83.14
                                ---------   ----------------   -----------
    Total: ...................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage
Loans in Aggregate Loan Group I was approximately 6.844% per annum. As of the
Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans in
Aggregate Loan Group I net of the interest premium charged by the lender was approximately 6.836% per annum.

                      CURRENT PRINCIPAL BALANCES FOR THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I (1)
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
CURRENT MORTGAGE LOAN             LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PRINCIPAL BALANCES ($)           GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

0.01 - 50,000.00 .............       11     $     456,723.46       0.05%     $  41,520.31    8.337%      700       75.00%
50,000.01 - 100,000.00 .......       78         6,212,485.04       0.71         79,647.24    7.479       707       76.54
100,000.01 - 150,000.00 ......      302        38,740,954.38       4.45        128,281.31    7.288       703       77.17
150,000.01 - 200,000.00 ......      409        72,066,839.37       8.27        176,202.54    7.106       703       77.70
200,000.01 - 250,000.00 ......      401        90,849,346.51      10.43        226,556.97    6.970       708       77.39
250,000.01 - 300,000.00 ......      344        94,863,371.32      10.89        275,765.61    6.910       706       77.81
300,000.01 - 350,000.00 ......      329       106,465,601.73      12.22        323,603.65    6.812       702       77.10
350,000.01 - 400,000.00 ......      274       102,666,541.39      11.79        374,695.41    6.733       704       77.01
400,000.01 - 450,000.00 ......      173        73,007,165.52       8.38        422,006.74    6.732       708       76.05
450,000.01 - 500,000.00 ......      148        70,843,958.95       8.13        478,675.40    6.872       704       77.15
500,000.01 - 550,000.00 ......       91        47,861,242.23       5.49        525,947.72    6.646       715       76.05
550,000.01 - 600,000.00 ......       68        39,201,872.33       4.50        576,498.12    6.648       711       75.35
600,000.01 - 650,000.00 ......       53        33,314,630.46       3.82        628,577.93    6.816       701       72.71
650,000.01 - 700,000.00 ......       22        14,868,393.00       1.71        675,836.05    6.586       728       77.47
700,000.01 - 750,000.00 ......       19        13,897,002.21       1.60        731,421.17    6.678       707       73.28
750,000.01 - 800,000.00 ......       21        16,353,351.79       1.88        778,731.04    6.678       708       71.02
800,000.01 - 850,000.00 ......        6         4,943,902.95       0.57        823,983.83    7.134       700       74.98
850,000.01 - 900,000.00 ......       10         8,812,910.34       1.01        881,291.03    6.783       700       70.53
900,000.01 - 950,000.00 ......        5         4,656,400.00       0.53        931,280.00    6.821       715       72.68
950,000.01 - 1,000,000.00 ....       16        15,827,573.94       1.82        989,223.37    6.534       696       63.71
1,000,000.01 or greater ......       11        15,164,346.85       1.74      1,378,576.99    6.399       716       59.14
                                ---------   ----------------   -----------
    Total ....................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the average principal balance of the Mortgage Loans in Aggregate Loan Group I was approximately $312,101.

                                       54

                    ORIGINAL LOAN-TO-VALUE RATIOS FOR THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I (1)
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
ORIGINAL LOAN-TO-VALUE            LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RATIOS (%)                       GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

0.01 to 10.00 ................        1     $      67,000.00       0.01%     $  67,000.00    7.375%      751        8.17%
10.01 to 20.00 ...............        2           827,000.00       0.09        413,500.00    6.579       706       14.58
20.01 to 30.00 ...............        4         1,235,000.00       0.14        308,750.00    6.297       761       25.91
30.01 to 40.00 ...............       24         7,377,736.93       0.85        307,405.71    6.326       718       35.65
40.01 to 50.00 ...............       46        16,955,774.61       1.95        368,603.80    6.230       713       44.92
50.01 to 60.00 ...............       93        37,895,031.06       4.35        407,473.45    6.425       697       56.44
60.01 to 70.00 ...............      244        94,005,761.65      10.79        385,269.51    6.559       705       66.10
70.01 to 80.00 ...............    2,261       684,971,790.67      78.64        302,950.81    6.905       706       79.32
80.01 to 90.00 ...............       88        21,985,530.70       2.52        249,835.58    7.242       701       87.65
90.01 to 100.00 ..............       28         5,753,988.15       0.66        205,499.58    7.989       700       95.00
                                ---------   ----------------   -----------
    Total ....................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Aggregate Loan Group I was approximately 76.03%.

                     ORIGINAL TERM TO STATED MATURITY FOR THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
ORIGINAL TERM TO STATED           LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
MATURITY (MONTHS)                GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

360 ..........................    2,791     $ 871,074,613.77     100.00%     $ 312,101.26    6.844%      706       76.03%
                                ---------   ----------------   -----------
    Total ....................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

                  REMAINING TERMS TO STATED MATURITY FOR THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I (1)
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
REMAINING TERMS TO STATED         LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
MATURITY (MONTHS)                GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

241 to 300 ...................        2     $     492,999.96       0.06%     $ 246,499.98    6.500%      802       58.11%
301 to 360 ...................    2,789       870,581,613.81      99.94        312,148.30    6.844       706       76.04
                                ---------   ----------------   -----------
    Total ....................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average remaining term to stated
maturity of the Mortgage Loans in Aggregate Loan Group I was approximately 359 months.

                                       55

           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                  LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
GEOGRAPHIC AREA                  GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Alabama ......................        3     $     573,100.00       0.07%     $ 191,033.33    7.257%      756       73.48%
Alaska .......................        4           797,783.37       0.09        199,445.84    7.033       676       73.68
Arizona ......................       76        20,059,283.52       2.30        263,937.94    7.043       712       75.99
Arkansas .....................        1           453,625.00       0.05        453,625.00    8.920       620       95.00
California ...................      917       372,168,798.73      42.73        405,854.74    6.622       710       74.26
Colorado .....................       64        14,829,910.11       1.70        231,717.35    6.642       709       75.40
Connecticut ..................        7         1,765,115.08       0.20        252,159.30    6.685       686       79.39
Delaware .....................        4           967,780.00       0.11        241,945.00    7.181       748       77.87
District of Columbia .........       12         3,532,561.65       0.41        294,380.14    7.160       708       78.73
Florida ......................      251        62,669,452.10       7.19        249,679.09    7.169       708       75.40
Georgia ......................      114        22,934,302.01       2.63        201,178.09    7.144       696       78.26
Hawaii .......................       11         5,354,651.96       0.61        486,786.54    6.675       705       68.96
Idaho ........................        6         1,468,248.00       0.17        244,708.00    7.280       710       75.16
Illinois .....................      162        40,664,243.26       4.67        251,013.85    7.106       707       78.42
Indiana ......................        8         2,162,930.00       0.25        270,366.25    6.858       729       80.58
Iowa .........................        1           332,000.00       0.04        332,000.00    7.375       662       80.00
Kansas .......................        2           249,600.00       0.03        124,800.00    7.693       652       80.00
Kentucky .....................        4           546,752.00       0.06        136,688.00    7.076       696       80.00
Louisiana ....................        4           570,304.16       0.07        142,576.04    7.198       656       82.01
Maine ........................        3         1,140,740.00       0.13        380,246.67    6.545       715       77.01
Maryland .....................      210        61,590,351.12       7.07        293,287.39    7.020       699       78.08
Massachusetts ................       58        18,784,089.31       2.16        323,863.61    7.033       704       76.74
Michigan .....................       27         4,860,138.03       0.56        180,005.11    7.101       690       79.75
Minnesota ....................       39         8,750,812.01       1.00        224,379.80    6.595       714       79.17
Mississippi ..................        1           324,000.00       0.04        324,000.00    6.750       686       80.00
Missouri .....................        9         1,306,970.00       0.15        145,218.89    7.593       702       80.52
Montana ......................        4         1,415,600.00       0.16        353,900.00    6.876       675       72.91
Nevada .......................       81        22,746,344.17       2.61        280,819.06    6.991       696       79.39
New Hampshire ................        4           782,700.00       0.09        195,675.00    7.481       687       77.85
New Jersey ...................       86        27,989,436.00       3.21        325,458.56    6.879       704       76.75
New Mexico ...................       11         1,929,318.24       0.22        175,392.57    7.227       689       77.73
New York .....................       99        37,267,031.52       4.28        376,434.66    6.754       702       77.02
North Carolina ...............       47         8,431,216.32       0.97        179,387.58    7.286       702       78.90
Ohio .........................       23         3,124,617.33       0.36        135,852.93    7.198       696       80.75
Oklahoma .....................        1            82,400.00       0.01         82,400.00    6.875       727       80.00
Oregon .......................       35         8,347,422.42       0.96        238,497.78    6.837       704        77.2
Pennsylvania .................       16         3,269,750.55       0.38        204,359.41    6.877       689       75.07
Rhode Island .................       10         2,527,842.10       0.29        252,784.21    6.955       706       76.63
South Carolina ...............       30         6,553,378.37       0.75        218,445.95    7.403       694       76.84
South Dakota .................        1            84,709.55       0.01         84,709.55    7.750       708       85.00
Tennessee ....................       13         2,610,611.05       0.30        200,816.23    7.059       723       73.29
Texas ........................       37         7,062,398.85       0.81        190,875.64    7.496       698       74.12
Utah .........................       13         2,465,895.19       0.28        189,684.25    7.176       711       76.46
Vermont ......................        1           131,100.00       0.02        131,100.00    6.125       696       78.74
Virginia .....................      194        63,232,868.24       7.26        325,942.62    6.980       694       78.10
Washington ...................       68        18,143,680.28       2.08        266,818.83    6.787       718       78.70
West Virginia ................        7         1,627,415.51       0.19        232,487.93    7.450       712       78.62
Wisconsin ....................       12         2,391,336.66       0.27        199,278.06    7.165       705       81.48
                                ---------   ----------------   -----------
Total ........................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

                                       56

                       MORTGAGORS' FICO SCORES FOR THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I (1)
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF FICO                     LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
CREDIT SCORES                    GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

620 ..........................       32     $   8,563,218.93       0.98%     $ 267,600.59    7.694%      620       77.36%
621 to 640 ...................      179        51,084,364.82       5.86        285,387.51    7.097       631       75.93
641 to 660 ...................      256        77,322,895.52       8.88        302,042.56    7.063       651       75.89
661 to 680 ...................      419       133,112,690.19      15.28        317,691.38    6.935       671       75.93
681 to 700 ...................      498       159,876,420.60      18.35        321,036.99    6.849       690       75.39
701 to 720 ...................      395       125,712,241.48      14.43        318,258.84    6.857       710       76.13
721 to 740 ...................      350       107,039,056.48      12.29        305,825.88    6.701       730       77.41
741 to 760 ...................      285        86,498,941.24       9.93        303,505.06    6.736       751       77.44
761 to 780 ...................      231        74,401,999.37       8.54        322,086.58    6.605       770       75.72
781 to 800 ...................      116        39,085,544.45       4.49        336,944.35    6.642       790       72.89
801 to 820 ...................       27         7,908,591.51       0.91        292,910.80    6.611       807       74.20
Not available ................        3           468,649.18       0.05        156,216.39    7.478       999       74.81
                                ---------   ----------------   -----------
    Total ....................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

_______________
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the
Mortgage Loans in Aggregate Loan Group I (not including the Mortgage Loans in
Aggregate Loan Group I for which the FICO Credit Score is not available) was approximately 706.

                      TYPES OF MORTGAGED PROPERTIES FOR THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                  LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PROPERTY TYPE                    GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Single Family Residence ......    1,606     $ 521,023,553.51      59.81%     $ 324,423.13    6.797%      704       75.15%
Planned Unit Development (PUD)      562       172,051,495.19      19.75        306,141.45    6.944       705       78.27
Low Rise Condominium .........      384        97,276,922.33      11.17        253,325.32    6.913       716       78.02
Two-to Four-Family Residence .      139        52,402,697.60       6.02        376,997.82    6.799       714       73.71
Townhouse ....................       63        17,049,284.96       1.96        270,623.57    6.824       704       76.87
High Rise Condominium ........       35        10,952,845.00       1.26        312,938.43    7.109       699       74.67
Cooperative ..................        2           317,815.18       0.04        158,907.59    6.759       779       77.24
                                ---------   ----------------   -----------
    Total ....................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

                                 PURPOSES OF THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                  LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
LOAN PURPOSE                     GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Purchase .....................    1,993     $ 586,409,844.51      67.32%     $ 294,234.74    6.928%      710       79.13%
Refinance (Cash Out) .........      544       181,312,708.36      20.81        333,295.42    6.750       696       69.96
Refinance (Rate/Term) ........      254       103,352,060.90      11.86        406,897.88    6.532       699       69.11
                                ---------   ----------------   -----------
    Total ....................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

                                       57

                           OCCUPANCY TYPES FOR THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I (1)
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                  LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
OCCUPANCY TYPE                   GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Primary Home .................    2,365     $ 764,013,920.56      87.71%     $ 323,050.28    6.796%      704       76.69%
Investment ...................      310        75,734,874.57       8.69        244,306.05    7.175       719       69.61
Secondary Home ...............      116        31,325,818.64       3.60        270,050.16    7.207       718       75.48
                                ---------   ----------------   -----------
    Total ....................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

_______________
(1)   Based upon representations of the related mortgagors at the time of origination.

                         LOAN DOCUMENTATION TYPE FOR THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
TYPE OF DOCUMENTATION             LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PROGRAM                          GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Stated Income ................    1,555     $ 503,189,075.18      57.77%     $ 323,594.26    6.851%      705       77.27%
Full/Alternate ...............      559       157,496,253.32      18.08        281,746.43    6.575       707       78.02
No Ratio .....................      318       102,843,300.87      11.81        323,406.61    7.207       701       75.93
No Doc .......................      185        53,864,721.79       6.18        291,160.66    6.862       717       64.10
No Income/No Asset ...........      158        46,616,556.49       5.35        295,041.50    6.907       700       70.60
Fast Forward .................       16         7,064,706.12       0.81        441,544.13    6.420       749       71.84
                                ---------   ----------------   -----------
    Total ....................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

                          RANGES OF LOAN AGE FOR THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I (1)
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF                          LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
LOAN AGES (MONTHS)               GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

0 ............................    1,299     $ 425,405,002.00      48.84%     $ 327,486.53    6.760%      707       75.65%
1 - 5 ........................    1,420       419,003,198.94      48.10        295,072.68    6.958       706       76.68
6 - 10 .......................       28        12,227,979.04       1.40        436,713.54    6.506       691       76.16
11 - 15 ......................        5           882,100.00       0.10        176,420.00    6.448       731       74.79
16 - 20 ......................        4         1,764,401.23       0.20        441,100.31    6.323       697       66.09
21 - 25 ......................       24         9,104,569.24       1.05        379,357.05    6.249       683       70.13
26 - 30 ......................        5         1,030,596.57       0.12        206,119.31    6.285       725       69.34
31 - 35 ......................        2           752,018.28       0.09        376,009.14    6.174       671       54.54
36 - 40 ......................        2           411,748.51       0.05        205,874.26    6.222       664       60.53
101 or greater ...............        2           492,999.96       0.06        246,499.98    6.500       802       58.11
                                ---------   ----------------   -----------
Total ........................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average loan age of the Mortgage
Loans in Aggregate Loan Group I was approximately one month.

                                       58

                              LOAN PROGRAMS FOR THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                  LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
LOAN PROGRAM                     GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

5/1 CMT ......................        8     $   2,146,501.83       0.25%     $ 268,312.73    6.484%      700       83.92%
5/1 CMT Interest Only ........       26         8,071,306.00       0.93        310,434.85    6.877       706       77.67
5/1 LIBOR ....................      113        29,892,632.65       3.43        264,536.57    6.786       711       73.61
5/1 LIBOR Interest Only ......      869       292,330,377.31      33.56        336,398.59    6.588       711       74.77
5/25 LIBOR ...................       83        16,065,401.80       1.84        193,559.06    7.442       699       77.76
5/25 LIBOR Interest Only .....      705       184,831,830.71      21.22        262,172.81    7.230       699       78.00
7/1 CMT Interest Only ........        1           280,000.00       0.03        280,000.00    6.500       714       80.00
7/1 LIBOR ....................      106        26,639,688.60       3.06        251,317.82    7.016       704       78.63
7/1 LIBOR Interest Only ......      713       253,960,093.24      29.15        356,185.26    6.834       706       76.05
7/23 LIBOR ...................       12         3,018,976.36       0.35        251,581.36    6.738       709       78.61
7/23 LIBOR Interest Only .....       58        22,840,037.54       2.62        393,793.75    6.800       722       77.09
5/1 LIBOR 40 Year Amortization       25         7,837,056.85       0.90        313,482.27    6.880       696       74.60
5/25 LIBOR 40 Year
Amortization .................        1            97,534.52       0.01         97,534.52    7.650       670       80.00
7/1 LIBOR 40 Year Amortization       32         9,506,842.57       1.09        297,088.83    7.120       678       79.39
5/1 LIBOR Interest Only ......       39        13,556,333.79       1.56        347,598.30    6.266       691       67.95
                                ---------   ----------------   -----------
    Total ....................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

                          PREPAYMENT CHARGE TERMS OF THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
PREPAYMENT CHARGE                 LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
TERM (MONTHS)                    GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

None .........................    1,723     $ 544,895,351.24      62.55%     $ 316,248.03    6.903%      707       75.82%
12 ...........................      206        68,422,953.20       7.86        332,150.26    6.791       708       76.56
24 ...........................      124        36,924,909.02       4.24        297,781.52    6.727       705       76.87
36 ...........................      730       218,451,282.98      25.08        299,248.33    6.724       704       76.22
60 ...........................        8         2,380,117.33       0.27        297,514.67    7.594       700       79.77
                                ---------   ----------------   -----------
    Total ....................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

                                       59

                            GROSS MARGINS FOR THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I (1)
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                  LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RANGE OF GROSS MARGINS (%)       GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

1.501 - 2.000 ................        4     $   1,608,480.00       0.18%     $ 402,120.00    6.276%      717       79.37%
2.001 - 2.500 ................      992       283,224,076.12      32.51        285,508.14    6.996       707       77.40
2.501 - 3.000 ................    1,481       500,484,444.68      57.46        337,936.83    6.712       708       74.45
3.001 - 3.500 ................      168        49,203,278.63       5.65        292,876.66    6.928       701       80.06
3.501 - 4.000 ................      100        24,279,539.15       2.79        242,795.39    7.449       683       83.34
4.001 - 4.500 ................       28         7,372,915.51       0.85        263,318.41    7.294       669       76.22
4.501 - 5.000 ................        3           973,331.34       0.11        324,443.78    6.662       674       80.00
5.001 - 5.500 ................        7         1,988,193.37       0.23        284,027.62    7.028       678       80.00
5.501 - 6.000 ................        5         1,594,320.00       0.18        318,864.00    7.354       676       80.00
6.001 - 6.500 ................        1           166,400.00       0.02        166,400.00    7.990       687       80.00
6.501 - 7.000 ................        2           179,634.97       0.02         89,817.49    8.439       671       80.00
                                ---------   ----------------   -----------
   Total .....................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Gross Margin of the Mortgage
Loans in Aggregate Loan Group I was approximately 2.695%.

                    MONTHS TO INITIAL ADJUSTMENT DATE FOR THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF NUMBER OF MONTHS         LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
TO INITIAL ADJUSTMENT DATE       GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

41 - 50 ......................        4     $     626,100.00       0.07%     $ 156,525.00    6.682%      727       72.65%
51 - 60 ......................    1,758       519,277,651.46      59.61        295,379.78    6.869       706       75.97
61 - 70 ......................      107        34,925,224.00       4.01        326,403.96    6.369       707       72.98
71 - 80 ......................       16         5,620,890.73       0.65        351,305.67    6.823       696       79.07
81 - 90 ......................      906       310,624,747.58      35.66        342,852.92    6.855       706       76.43
                                ---------   ----------------   -----------
  Total ......................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

                                       60

                        MAXIMUM MORTGAGE RATES FOR THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I (1)
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGE OF MAXIMUM MORTGAGE         LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
RATE (%)                         GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

9.501 - 10.000 ...............        6     $   2,015,012.00       0.23%     $ 335,835.33    5.000%      718       72.62%
10.001 - 10.500 ..............       20         6,701,762.43       0.77        335,088.12    5.412       720       71.00
10.501 - 11.000 ..............      174        62,829,481.46       7.21        361,088.97    5.857       718       71.07
11.001 - 11.500 ..............      573       205,449,881.98      23.59        358,551.28    6.339       717       72.63
11.501 - 12.000 ..............      743       240,536,966.81      27.61        323,737.51    6.782       707       76.24
12.001 - 12.500 ..............      583       171,279,652.49      19.66        293,790.14    7.185       698       78.54
12.501 - 13.000 ..............      432       123,247,687.18      14.15        285,295.57    7.372       695       78.68
13.001 - 13.500 ..............      138        31,908,349.52       3.66        231,219.92    7.899       699       79.31
13.501 - 14.000 ..............       72        17,280,336.73       1.98        240,004.68    8.100       699       80.55
14.001 - 14.500 ..............       20         3,180,576.16       0.37        159,028.81    8.674       698       83.04
14.501 - 15.000 ..............        9         1,901,063.91       0.22        211,229.32    9.011       665       84.81
15.001 - 15.500 ..............       12         1,809,893.87       0.21        150,824.49    9.555       690       82.22
19.501 - 20.000 ..............        1           435,711.34       0.05        435,711.34    6.375       671       80.00
20.001 - 20.500 ..............        2         1,039,999.99       0.12        520,000.00    6.670       692       80.00
20.501 - 21.000 ..............        1           359,393.37       0.04        359,393.37    6.875       730       80.00
21.001 - 21.500 ..............        3           778,269.46       0.09        259,423.15    6.750       717       80.00
21.501 - 22.000 ..............        1           183,646.15       0.02        183,646.15    7.500       669       80.00
22.001 - 22.500 ..............        1           136,928.92       0.02        136,928.92    8.125       647       80.00
                                ---------   ----------------   -----------
    Total ....................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the
Mortgage Loans in Aggregate Loan Group I was approximately 12.001%.

                      INITIAL PERIODIC RATE CAP FOR THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I (1)
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
INITIAL                           LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PERIODIC RATE CAP (%)            GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

1.000 ........................        1     $     119,613.36       0.01%     $ 119,613.36    7.625%      768       79.99%
2.000 ........................        5         1,242,276.93       0.14        248,455.39    6.860       700       77.03
3.000 ........................        2           395,854.52       0.05        197,927.26    7.537       668       80.00
5.000 ........................    2,444       764,639,658.44      87.78        312,864.02    6.838       705       75.85
6.000 ........................      339       104,677,210.52      12.02        308,782.33    6.881       710       77.35
                                ---------   ----------------   -----------
    Total ....................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Initial Periodic Rate Cap of the Mortgage Loans in Aggregate Loan Group I was approximately 5.114%.

                                       61

                     SUBSEQUENT PERIODIC RATE CAP FOR THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I (1)
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
RANGES OF SUBSEQUENT              LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
PERIODIC RATE CAP (%)            GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

1.000 ........................      524     $ 124,011,188.81      14.24%     $ 236,662.57    7.447%      694       78.40%
2.000 ........................    2,267       747,063,424.96      85.76        329,538.34    6.743       708       75.64
                                ---------   ----------------   -----------
   Total .....................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

_______________
(1)   As of the Cut-off Date, the weighted average Subsequent Periodic Rate Cap of the Mortgage Loans in Aggregate Loan Group I was approximately 1.858%.

                         ORIGINATION CHANNEL FOR THE MORTGAGE LOANS IN AGGREGATE LOAN GROUP I (1)
--------------------------------------------------------------------------------------------------------------------------
                                NUMBER OF
                                MORTGAGE                       PERCENT OF                              WEIGHTED   WEIGHTED
                                LOANS IN       AGGREGATE        AGGREGATE      AVERAGE      WEIGHTED   AVERAGE    AVERAGE
                                AGGREGATE      PRINCIPAL        PRINCIPAL      CURRENT      AVERAGE      FICO     LOAN-TO-
                                  LOAN          BALANCE          BALANCE      PRINCIPAL     MORTGAGE    CREDIT     VALUE
ORIGINATION CHANNEL              GROUP I      OUTSTANDING      OUTSTANDING     BALANCE        RATE      SCORE      RATIO
------------------------------  ---------   ----------------   -----------   ------------   --------   --------   --------

Conduit ......................    1,205     $ 339,121,483.38      38.93%     $ 281,428.62    7.020%      706       77.66%
Correspondent ................      456       159,802,895.78      18.35        350,444.95    6.778       710       75.62
Consumer Direct ..............       48        14,214,658.57       1.63        296,138.72    6.425       702       75.12
Mortgage Professionals .......    1,082       357,935,576.04      41.09        330,809.22    6.723       704       74.71
                                ---------   ----------------   -----------
    Total ....................    2,791     $ 871,074,613.77     100.00%
                                =========   ================   ===========

                                       62

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

      The certificates will be issued pursuant to the pooling and servicing agreement. The following sections of this free writing prospectus are summaries of the material terms of the certificates and the pooling and servicing agreement pursuant to which the certificates will be issued. They do not purport to be complete, however, and are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates. The certificates represent obligations of the issuing entity only and do not represent an interest in or obligation of IndyMac MBS, Inc., IndyMac Bank,
F.S.B. or any of their affiliates.

      The Mortgage Pass-Through Certificates, Series 2006-AR19 will consist of the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 2-A-1, Class
2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class
5-A-2, Class 5-A-3, Class A-R, Class I-B-1, Class I-B-2, Class I-B-3, Class
I-B-4, Class I-B-5, Class I-B-6, Class II-B-1, Class II-B-2, Class II-B-3, Class
II-B-4, Class II-B-5, Class II-B-6, Class I-P-1 and Class I-P-2 Certificates.
Only the classes of certificates listed on the cover page (all of which are together referred to as the "OFFERED CERTIFICATES") are offered by this free writing prospectus. The classes of offered certificates will have the respective initial Class Certificate Balances or initial Notional Amount and pass-through rates as described in this free writing prospectus. The initial Class
Certificate Balances and initial Notional Amounts may vary in the aggregate by plus or minus 10%.

      When describing the certificates in this free writing prospectus, we use the following terms:

         DESIGNATION                                       CLASSES OF CERTIFICATES
------------------------------  ------------------------------------------------------------------------------

 Group 1 Senior Certificates    Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4 and Class A-R Certificates

 Group 2 Senior Certificates                       Class 2-A-1 and Class 2-A-2 Certificates

 Group 3 Senior Certificates                       Class 3-A-1 and Class 3-A-2 Certificates

 Group 4 Senior Certificates                       Class 4-A-1 and Class 4-A-2 Certificates

 Group 5 Senior Certificates                Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates
      or Group II Senior
         Certificates

 Group I Senior Certificates       Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3 Senior
                                                 Certificates and Group 4 Senior Certificates

   Senior Certificate Group      Each of the Group 1 Senior Certificates, Group 2 Senior Certificates, Group
                                    3 Senior Certificates, Group 4 Senior Certificates and Group 5 Senior
                                                                 Certificates

     Senior Certificates           Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3 Senior
                                  Certificates, Group 4 Senior Certificates and Group 5 Senior Certificates

     Group I Subordinated         Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class
         Certificates                                         I-B-6 Certificates

                                       63

         DESIGNATION                                       CLASSES OF CERTIFICATES
------------------------------  ------------------------------------------------------------------------------

    Group II Subordinated          Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and
         Certificates                                     Class II-B-6 Certificates

   Subordinated Certificate        Each of the Group I Subordinated Certificates and Group II Subordinated
            Group                                                Certificates

  Subordinated Certificates        Group I Subordinated Certificates and Group II Subordinated Certificates

     Group I Certificates             Group I Senior Certificates and Group I Subordinated Certificates

    Group II Certificates            Group II Senior Certificates and Group II Subordinated Certificates

      LIBOR Certificates                                   Class 1-A-1 Certificates

 Notional Amount Certificates                              Class 1-A-4 Certificates

    Class B-1 Certificates                        Class I-B-1 and Class II-B-1 Certificates

     Private Certificates          Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5, Class
                                               II-B-6, Class I-P-1 and Class I-P-2 Certificates

      The certificates are generally referred to as the following types:

               CLASS                                                   TYPE
------------------------------------     -----------------------------------------------------------------

Class 1-A-1 Certificates:                          Senior/Floating Pass-Through Rate/Super Senior

Class 1-A-2 Certificates:                          Senior/Variable Pass-Through Rate/Super Senior

Class 1-A-3 Certificates:                            Senior/Variable Pass-Through Rate/Support

Class 1-A-4 Certificates                  Senior/Variable Pass-Through Rate/Notional Amount/Interest Only

Class 2-A-1 Certificates:                          Senior/Variable Pass-Through Rate/Super Senior

Class 2-A-2 Certificates:                            Senior/Variable Pass-Through Rate/Support

Class 3-A-1 Certificates:                          Senior/Variable Pass-Through Rate/Super Senior

Class 3-A-2 Certificates:                            Senior/Variable Pass-Through Rate/Support

Class 4-A-1 Certificates:                          Senior/Variable Pass-Through Rate/Super Senior

Class 4-A-2 Certificates:                            Senior/Variable Pass-Through Rate/Support

Class 5-A-1 Certificates:                          Senior/Variable Pass-Through Rate/Super Senior

Class 5-A-2 Certificates:                Senior/Variable Pass-Through Rate/Super Senior/Prepayment Charges

Class 5-A-3 Certificates:                            Senior/Variable Pass-Through Rate/Support

Class A-R Certificates:                                        Senior/REMIC Residual

Group I Subordinated Certificates:                     Subordinate/Variable Pass-Through Rate

Group II Subordinated Certificates:                    Subordinate/Variable Pass-Through Rate

Class I-P-1 Certificates:                                        Prepayment Charges

Class I-P-2 Certificates:                                        Prepayment Charges

      The private certificates are not being offered by this free writing prospectus. Any information presented in this free writing prospectus with respect to the private certificates is provided only to permit a better understanding of the offered certificates. The initial Class Certificate
Balances of the private certificates are set forth in this free writing prospectus under "Summary - Description of the Certificates." The classes of private certificates entitled to

                                       64

receive distributions of interest will have the respective pass-through rates described under "--Interest" in this free writing prospectus. The Class I-P-1 and Class I-P-2 Certificates will not bear interest. The Class I-P-1 and Class
I-P-2 Certificates will be entitled to all prepayment charges received in respect of the Mortgage Loans in Aggregate Loan Group I and such amounts will not be available for distribution to the holders of the offered certificates and the other private certificates.

CALCULATION OF CLASS CERTIFICATE BALANCE

      The "CLASS CERTIFICATE BALANCE" of any class of certificates (other than the Notional Amount Certificates) as of any Distribution Date is the initial
Class Certificate Balance of that class reduced by the sum of

o  all amounts previously distributed to holders of certificates of that class as distributions of principal,

o  the amount of Realized Losses (including Excess Losses) allocated to that class;

provided, however, that the Class Certificate Balance of each class of certificates to which Realized Losses have been allocated will be increased, sequentially in the order of payment priority, by the amount of Subsequent
Recoveries on the Mortgage Loans in the related loan group distributed as principal to any related class of certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of such class of certificates. See "Application of Liquidation Proceeds" in the
prospectus.

      In addition, the Class Certificate Balance of the class of subordinated certificates related to an Aggregate Loan Group then outstanding with the lowest priority of distribution will be reduced if and to the extent that the aggregate
Class Certificate Balance of all classes of certificates (other than the Class
I-P-1 and Class I-P-2 Certificates) related to that Aggregate Loan Group following all distributions and the allocation of Realized Losses on any
Distribution Date exceeds the pool principal balance of that Aggregate Loan
Group as of the Due Date occurring in the month of the Distribution Date (after giving effect to principal prepayments in the related Prepayment Period).

      The Notional Amount Certificates do not have a Class Certificate Balance and are not entitled to any distributions in respect of principal on the
Mortgage Loans.

      The Group I Senior Certificates will have an initial aggregate Class
Certificate Balance of approximately $801,389,100 and will evidence in the aggregate an initial beneficial ownership interest in the Mortgage Loans in
Aggregate Loan Group I of approximately 92.00%, and the Group II Senior
Certificates will have an initial aggregate Class Certificate Balance of approximately $213,437,000 and will evidence in the aggregate an initial beneficial ownership interest in the Mortgage Loans in Aggregate Loan Group II of approximately 93.55%. The Class Subordination Percentage of each class of
Group I Subordinated Certificates and Group II Subordinated Certificates as of
the closing date, which represents the initial beneficial ownership of each such class in the related Aggregate Loan Group, is approximately as follows:

                                                             INITIAL BENEFICIAL
GROUP I SUBORDINATED                                             OWNERSHIP
CERTIFICATES                                                     PERCENTAGE
---------------------------                                 --------------------
Class I-B-1...............................................         3.35%
Class I-B-2...............................................         1.65%
Class I-B-3...............................................         0.90%
Class I-B-4...............................................         0.90%
Class I-B-5...............................................         0.70%
Class I-B-6...............................................         0.50%

                                       65

                                                             INITIAL BENEFICIAL
GROUP II SUBORDINATED                                            OWNERSHIP
CERTIFICATES                                                     PERCENTAGE
---------------------------                                 --------------------
Class II-B-1..............................................         3.85%
Class II-B-2..............................................         0.90%
Class II-B-3..............................................         0.50%
Class II-B-4..............................................         0.55%
Class II-B-5..............................................         0.35%
Class II-B-6..............................................         0.30%

      The Class A-R Certificates and the private certificates will be issued in fully registered certificated form. All of the remaining classes of offered certificates will be represented by book-entry certificates. The book-entry certificates will be issuable in book-entry form only. The Class A-R
Certificates will be issued in a denomination of $100.

NOTIONAL AMOUNT CERTIFICATES

      The Class 1-A-4 Certificates (the "NOTIONAL AMOUNT CERTIFICATES") will not have a Class Certificate Balance but will bear interest on its outstanding
Notional Amount. The "NOTIONAL AMOUNT" of the Class 1-A-4 Certificates for any
Distribution Date will equal the Class Certificate Balance of the Class 1-A-1
Certificates immediately prior to that Distribution Date.

BOOK-ENTRY CERTIFICATES

      The offered certificates (other than the Class A-R Certificates) will be book-entry certificates (the "BOOK-ENTRY CERTIFICATES"). The Class A-R
Certificates will be issued as a single certificate in fully registered certificated form. Persons acquiring beneficial ownership interests in the
Book-Entry Certificates ("CERTIFICATE OWNERS") will hold their Book-Entry
Certificates through The Depository Trust Company ("DTC") in the United States
or, upon request, through Clearstream, Luxembourg (as defined in this free writing prospectus) or the Euroclear System ("EUROCLEAR") in Europe, if they are participants of such systems, or indirectly through organizations that are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates that equal the aggregate Class Certificate Balance or
Notional Amount of the offered certificates, as applicable, and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream,
Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Banking's and
Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries'
names on the books of DTC. Citibank, N.A. will act as depositary for
Clearstream, Luxembourg and JPMorgan Chase Bank will act as depositary for
Euroclear (in such capacities, individually the "RELEVANT DEPOSITARY" and collectively the "EUROPEAN DEPOSITARIES"). Investors may hold such beneficial interests in the offered certificates (other than the Class A-R Certificates) in minimum denominations representing Class Certificate Balances or Notional
Amounts of $25,000 and integral multiples of $1,000 in excess thereof. One investor of each class of Book-Entry Certificates may hold a beneficial interest therein that is not an integral multiple of $1,000. Except as described below, no person acquiring a Book-Entry Certificate will be entitled to receive a physical certificate representing such offered certificate (a "DEFINITIVE
CERTIFICATE"). Unless and until Definitive Certificates are issued, it is anticipated that the only Certificateholder of the offered certificates will be
Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("PARTICIPANTS") and DTC.

      The Certificate Owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "FINANCIAL INTERMEDIARY") that maintains the beneficial owner's account for such purpose. In turn, the Financial
Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial
Intermediary, whose interest will in turn be recorded on the records of DTC, if the Certificate Owner's Financial Intermediary is not a DTC participant and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

      Certificate Owners will receive all distributions of principal of, and interest on, the offered certificates from the trustee through DTC and DTC participants. While the offered certificates are outstanding (except under the

                                       66

circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "DTC RULES"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the offered certificates and is required to receive and transmit distributions of principal of, and interest on, the offered certificates.
Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("INDIRECT PARTICIPANTS"), with whom Certificate Owners have accounts with respect to offered certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the DTC Rules provide a mechanism by which Certificate
Owners will receive distributions and will be able to transfer their interest.

      Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the offered certificates, except under the limited circumstances described below. Unless and until Definitive
Certificates are issued, Certificate Owners who are not Participants may transfer ownership of offered certificates only through Participants and
Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the DTC Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry
Certificates will be executed through DTC and the accounts of the respective
Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

      Because of time zone differences, credits of securities received in
Clearstream, Luxembourg or Euroclear as a result of a transaction with a
Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear or Clearstream, Luxembourg Participants on such business day. Cash received in Clearstream, Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream, Luxembourg Participant or
Euroclear Participant to a DTC Participant, will be received with value on the
DTC settlement date but will be available in the relevant Clearstream,
Luxembourg or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures, relating to the offered certificates.

      Transfers between Participants will occur in accordance with DTC Rules.
Transfers between Clearstream, Luxembourg Participants and Euroclear
Participants will occur in accordance with their respective rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream,
Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC Rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant
European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines
(European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the
Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to
DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not
deliver instructions directly to the European Depositaries.

      DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own
DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the DTC
Rules.

      Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte,
L-2967 Luxembourg ("CLEARSTREAM, LUXEMBOURG"), was incorporated in 1970 as
"Clearstream, Luxembourg S.A." a company with

                                       67

limited liability under Luxembourg law (a societe anonyme). Clearstream,
Luxembourg S.A. subsequently changed its name to Cedelbank. On 10 January 2000,
Cedelbank's parent company, Clearstream, Luxembourg International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of
Deutsche Borse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Clearstream, Luxembourg International, societe anonyme ("NEW CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Clearstream, Luxembourg
International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Clearstream, Luxembourg International's stock.

      Further to the merger, the Board of Directors of New Clearstream,
Luxembourg International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is
"Clearstream" With effect from January 14, 2000 New CI has been renamed
"Clearstream International, societe anonyme." On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme" and Clearstream, Luxembourg
Global Services was renamed "Clearstream Services, societe anonyme."

      On January 17, 2000 DBC was renamed "Clearstream Banking AG." This means that there are now two entities in the corporate group headed by Clearstream
International which share the name "Clearstream Banking," the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG."

      Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream,
Luxembourg customers through electronic book-entry changes in accounts of
Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream,
Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de
Surveillance du Secteur Financier, "CSSF," which supervises Luxembourg banks.
Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to
Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream,
Luxembourg. Clearstream, Luxembourg has established an electronic bridge with
Euroclear Bank S.A./N.V. as the Operator of the Euroclear System (the "EUROCLEAR
OPERATOR") in Brussels to facilitate settlement of trades between Clearstream,
Luxembourg and the Euroclear Operator.

      Euroclear was created in 1968 to hold securities for participants of
Euroclear ("EUROCLEAR PARTICIPANTS") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United
States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the
Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a
Belgian cooperative corporation (the "COOPERATIVE"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear
Participant, either directly or indirectly.

      The Euroclear Operator has a banking license from the Belgian Banking and
Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

                                       68

      Securities clearance accounts and cash accounts with the Euroclear
Operator are governed by the Terms and Conditions Governing Use of Euroclear and
the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "TERMS AND CONDITIONS"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in
Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts.
The Euroclear Operator acts under the Terms and Conditions only on behalf of
Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

      Distributions on the Book-Entry Certificates will be made on each
Distribution Date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the
Certificate Owners that it represents.

      Under a book-entry format, Certificate Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co. Distributions with respect to offered certificates held through
Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of
Clearstream, Luxembourg Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the
Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Certificate
Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the
Book-Entry Certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

      Monthly and annual reports on the issuing entity provided by the trustee to Cede & Co., as nominee of DTC, may be made available to Certificate Owners upon request, in accordance with the DTC Rules and the rules, regulations and procedures creating and affecting the Relevant Depositary, and to the Financial
Intermediaries to whose DTC accounts the Book-Entry Certificates of such
Certificate Owners are credited.

      DTC has advised the depositor and the trustee that, unless and until
Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more Financial
Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Certificate under the pooling and servicing agreement on behalf of a Clearstream, Luxembourg Participant or
Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related
Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

      Definitive Certificates will be issued to Certificate Owners, or their nominees, rather than to DTC, only if (a) DTC or the depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the
Book-Entry Certificates and the depositor or the trustee is unable to locate a qualified successor, or (b) after the occurrence of an event of default under the pooling and servicing agreement), beneficial owners having not less than 51%
of the voting rights (as defined in the pooling and servicing agreement)
evidenced by the offered certificates advise the trustee and DTC through the
Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of such class.

      Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of
Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry

                                       69

Certificates and instructions for re-registration, the trustee will issue
Definitive Certificates, and thereafter the trustee will recognize the holders of such Definitive Certificates as holders of the related offered certificates under the pooling and servicing agreement.

      Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

DETERMINATION OF LIBOR

      The Class 1-A-1 Certificates (we sometimes refer to this class of certificates as the "LIBOR CERTIFICATES") will bear interest during the initial interest accrual period at the initial pass-through rate set forth in the table under "--Interest" below, and during each interest accrual period thereafter at the rate determined as described in the table under "--Interest" below.

      LIBOR applicable to an interest accrual period will be determined on the second London Business Day prior to the commencement of such interest accrual period (a "LIBOR DETERMINATION DATE"). On each LIBOR Determination Date for the
LIBOR Certificates, the trustee, as calculation agent (in such capacity, the
"CALCULATION AGENT"), will establish LIBOR for the interest accrual period on the basis of the British Bankers' Association ("BBA") "INTEREST SETTLEMENT RATE"
for one-month deposits in U.S. dollars as found on Moneyline Telerate Page 3750 as of 11:00 a.m. London time on each LIBOR Determination Date. Interest
Settlement Rates currently are based on rates quoted by sixteen BBA designated banks as being, in the view of such banks, the offered rate at which deposits are being quoted to prime banks in the London interbank market. Such Interest
Settlement Rates are calculated by eliminating the four highest rates and the four lowest rates, averaging the eight remaining rates, carrying the result
(expressed as a percentage) out to six decimal places, and rounding to five decimal places. "MONEYLINE TELERATE PAGE 3750" means the display page currently so designated on the Moneyline Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices). "LONDON BUSINESS DAY" means any day on which dealings in deposits of
United States dollars are transacted in the London interbank market.

      If on any LIBOR Determination Date, the Calculation Agent is unable to calculate LIBOR in accordance with the method set forth in the immediately preceding paragraph, LIBOR for the next interest accrual period will be calculated in accordance with the method described in the prospectus under
"Description of the Certificates--Indices Applicable to Floating Rate and
Inverse Floating Rate Classes--LIBOR."

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS

      On or before the closing date, the servicer will establish an account (the
"CERTIFICATE ACCOUNT"), which will be maintained in trust for the benefit of the certificateholders. The servicer will deposit or cause to be deposited in the
Certificate Account all amounts required to be deposited in it under the pooling and servicing agreement. The servicer may withdraw funds from the Certificate
Account for purposes set forth in the pooling and servicing agreement. On or before the closing date, the trustee will establish an account (the
"DISTRIBUTION ACCOUNT"), which will be maintained with the trustee in trust for the benefit of the certificateholders. On or prior to the business day immediately preceding each Distribution Date, the servicer will withdraw from the Certificate Account the amount of Available Funds and prepayment charges for that Distribution Date and will deposit such amounts in the Distribution
Account. The holders of the Class I-P-1 and Class I-P-2 Certificates and the
Class 5-A-2 Certificates will be entitled to all prepayment charges received on the Mortgage Loans in Aggregate Loan Group I and the group 5 mortgage loans, respectively, and such amounts will not be available for distribution to the holders of the other certificates. There is no independent verification of the transaction accounts or the transaction activity with respect to the
Distribution Account.

      Prior to each Determination Date, the servicer is required to provide the trustee a report containing the data and information concerning the Mortgage
Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or

                                       70

verifying the information provided to it by the servicer in that report and will be permitted to conclusively rely on any information provided to it by the servicer.

INVESTMENTS OF AMOUNTS HELD IN ACCOUNTS

      The Certificate Account. All funds in the Certificate Account will be invested in permitted investments at the direction of the Servicer. All income and gain net of any losses realized from investment of funds in the Certificate
Account will be for the benefit of the Servicer as additional servicing compensation and will be remitted to it monthly as described herein. The amount of any losses incurred in the Certificate Account in respect of the investments will be deposited by the Servicer in the Certificate Account. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account and made in accordance with the pooling and servicing agreement.

      Distribution Account, Supplemental Interest Reserve Fund and Carryover
Reserve Fund. Funds on deposit in the Distribution Account, Supplemental
Interest Reserve Fund and carryover reserve fund will not be invested.

                                       71

FEES AND EXPENSES

      The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

TYPE / RECIPIENT (1)               AMOUNT                GENERAL PURPOSE                   SOURCE (2)                     FREQUENCY
---------------------   ----------------------------   --------------------   ------------------------------------   --------------

FEES

Servicing Fee /         0.375% per annum of the        Compensation           Interest collected with respect to            Monthly
Servicer                Stated Principal Balance of                           each Mortgage Loan and any
                        each Mortgage Loan (3)                                Liquidation Proceeds or Subsequent
                                                                              Recoveries that are allocable to
                                                                              accrued and unpaid interest (4)

Additional Servicing    o      Prepayment Interest     Compensation           Interest collections with respect        Time to time
Compensation /                 Excess                                         to each Mortgage Loan
Servicer

                        o      All late payment        Compensation           Payments made by obligors with           Time to time
                               fees, assumption fees                          respect to the Mortgage Loans
                               and other similar
                               charges (excluding
                               prepayment charges)

                        o      All investment income   Compensation           Investment income related to the              Monthly
                               earned on amounts on                           Certificate Account
                               deposit in the
                               Certificate Account.

                        o      Excess Proceeds (5)     Compensation           Liquidation Proceeds and                 Time to time
                                                                              Subsequent Recoveries

Trustee Fee / trustee           0.0020% per annum of   Compensation           Amounts in respect of interest on             Monthly
                        the Stated Principal Balance                          the Mortgage Loans
                        of each Mortgage Loan

EXPENSES

Insurance expenses /    Expenses incurred by the       Reimbursement of       To the extent the expenses are           Time to time
Servicer                Servicer                       Expenses               covered by an insurance policy
                                                                              with respect to the Mortgage Loan

Advances / Servicer     To the extent of funds         Reimbursement of       With respect to each Mortgage            Time to time
                        available, the amount of any   Expenses               Loan, late recoveries of the
                        advances.                                             payments of the costs and
                                                                              expenses, Liquidation Proceeds,
                                                                              Subsequent Recoveries, purchase
                                                                              proceeds or repurchase proceeds
                                                                              for that Mortgage Loan (6)

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TYPE / RECIPIENT (1)               AMOUNT                GENERAL PURPOSE                   SOURCE (2)                     FREQUENCY
---------------------   ----------------------------   --------------------   ------------------------------------   --------------

Indemnification         Amounts for which the seller,  Indemnification        Amounts on deposit on the                     Monthly
expenses / the          the Servicer and the                                  Certificate Account on any
seller, the servicer    depositor are entitled to                             Distribution Account Deposit Date,
and the depositor       indemnification (7)                                   following the transfer to the
                                                                              Distribution Account

(1)   If the trustee succeeds to the position of servicer, it will be entitled to receive the same fees and expenses of the servicer described in this free writing prospectus. Any change to the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement. See "The Agreements--Amendment" in the prospectus.

(2)   Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the servicer in the case of amounts owed to the servicer) prior to distributions on the certificates.

(3)   The Servicing Fee Rate for each Mortgage Loan will equal 0.375% per annum.
      The amount of the monthly servicing fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full.

(4)   The servicing fee is payable from interest collections on the Mortgage
      Loans, but may be paid from any other amounts on deposit in the
      Certificate Account, if interest collections are insufficient to pay the
      Servicing Fee.

(5)   "Excess Proceeds" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and
      Subsequent Recoveries exceeds the sum of (i) the unpaid principal balance of the Mortgage Loans and (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(6)   Reimbursement of advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, Liquidation
      Proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7)   Each of the seller, the servicer, the trustee and the depositor are entitled to indemnification of certain expenses.

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DISTRIBUTIONS

      Distributions on the certificates will be made by the trustee on the 25th day of each month, or if such day is not a business day, on the first business day thereafter, commencing in July 2006 (each, a "DISTRIBUTION DATE"), to the persons in whose names such certificates are registered at the close of business on the Record Date. The "RECORD DATE" for (x) the LIBOR Certificates, so long as such certificates are Book-Entry Certificates, is the business day immediately prior to such Distribution Date and (y) for any other class of certificates and any Definitive Certificates, is the last business day of the month immediately preceding the month of such Distribution Date.

      Distributions on each Distribution Date will be made by check mailed to the address of the person entitled thereto as it appears on the certificate register or in the case of a certificateholder who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of such certificateholder at a bank, or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of such certificates at the corporate trust office of the trustee.

PRIORITY OF DISTRIBUTIONS AMONG CERTIFICATES

      As more fully described in this free writing prospectus, distributions on the senior certificates will be made on each Distribution Date primarily from
Available Funds of the related loan group for such Distribution Date, and, in the case of Aggregate Loan Group I in certain circumstances, from any Available
Funds from the other loan groups in Aggregate Loan Group I remaining after distribution to the senior certificates related to such loan group.
Distributions on the subordinated certificates related to an Aggregate Loan
Group will be based on any remaining Available Funds for all loan groups in the related Aggregate Loan Group for such Distribution Date after giving effect to distributions on all related classes of senior certificates, and will be made in the following order of priority:

  1.  to interest on each class of senior certificates in the related senior certificate group, pro rata, based on their respective Interest
      Distribution Amounts;

  2.  to principal on the classes of senior certificates in the related senior certificate group then entitled to receive distributions of principal, in the order and subject to the priorities set forth in this free writing prospectus under "Description of the Certificates -- Principal," in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes of certificates in the related senior certificate group on the Distribution Date;

  3.  with respect to Aggregate Loan Group I, from Available Funds from all related loan groups, to interest on and then principal of each class of
      Group I Subordinated Certificates, in the order of their numerical class designations, in each case subject to (x) any distributions that may be required to be made as described in this free writing prospectus under
      "--Cross-Collateralization" and (y) the limitations set forth in this free writing prospectus under "Description of the Certificates -- Interest" and
      "Principal;" and

  4.  any remaining amounts to the Class A-R Certificates.

      "AVAILABLE FUNDS" for a loan group for any Distribution Date will be equal to the sum of

      o   all scheduled installments of interest (net of the Expense Fees for that loan group) and principal due on the Mortgage Loans in that loan group on the Due Date in the month in which the Distribution Date occurs and received before the related Determination Date, together with any advances with respect to them;

      o   all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the servicer's normal servicing procedures and all other cash amounts received and retained in connection

                                       74

          with (a) the liquidation of defaulted Mortgage Loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and (b) any Subsequent Recoveries on the Mortgage Loans in that loan group;

      o   all partial or full prepayments with respect to the Mortgage Loans in that loan group received during the related Prepayment Period, together with all interest paid in connection with the prepayment, other than certain excess amounts, and Compensating Interest allocated to the related loan group; and

      o   amounts received with respect to the Distribution Date as the
          Substitution Adjustment Amount or purchase price in respect of a deleted Mortgage Loan or a Mortgage Loan in that loan group repurchased by the seller or the servicer as of the Distribution Date;

      reduced by amounts in reimbursement for advances previously made and other amounts as to which the servicer is entitled to be reimbursed from the
      Certificate Account pursuant to the pooling and servicing agreement.

INTEREST

      The classes of offered certificates will have the respective pass-through rates described below.

      The pass-through rate for the Class 1-A-1 Certificates for the interest accrual period related to any Distribution Date will be a per annum rate equal to the lesser of (i) LIBOR plus the related Pass-Through Margin and (ii) the
Weighted Average Adjusted Net Mortgage Rate of the group 1 mortgage loans. The
Class 1-A-1 Certificates will also be entitled to (i) Yield Supplement Amounts and (ii) Net WAC Carryover Amounts, as described below.

      The pass-through rate for the Class 1-A-4 Certificates for the interest accrual period related to any Distribution Date will be a per annum rate equal to: (i) the Weighted Average Adjusted Net Mortgage Rate of the group 1 mortgage loans minus (ii) the product of (a) the pass-through rate of the Class 1-A-1
Certificates and (b) (1) 30, divided by (2) the number of days in the interest accrual period for the Class 1-A-1 Certificates.

      The pass-through rate for the Class 1-A-2, Class 1-A-3 and Class A-R
Certificates for the interest accrual period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage
Rate of the group 1 mortgage loans. The pass-through rate for the Class 1-A-2,
Class 1-A-3 and Class A-R Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.5033% per annum.

      The pass-through rate for the Group 2 Senior Certificates for the interest accrual period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the group 2 mortgage loans. The pass-through rate for the Group 2 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.3190% per annum.

      The pass-through rate for the Group 3 Senior Certificates for the interest accrual period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the group 3 mortgage loans. The pass-through rate for the Group 3 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.5380% per annum.

      The pass-through rate for the Group 4 Senior Certificates for the interest accrual period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the group 4 mortgage loans. The pass-through rate for the Group 4 Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.3953% per annum.

      The pass-through rate for each class of Group I Subordinated Certificates for the interest accrual period for any Distribution Date will be a per annum rate equal to the sum of the following for each loan group in Aggregate

                                       75

Loan Group I: the product of (x) the Weighted Average Adjusted Net Mortgage Rate
of the related Mortgage Loans and (y) a fraction, the numerator of which is the related Assumed Balance immediately prior to that Distribution Date, and the denominator of which is the aggregate Class Certificate Balance of the Group I
Subordinated Certificates immediately prior to that Distribution Date. The pass-through rate for the Group I Subordinated Certificates for the interest accrual period for the first Distribution Date is expected to be approximately
6.4590% per annum.

      The pass-through rate for the Group II Certificates for the interest accrual period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the group 5 mortgage loans. The pass-through rate for the Group II Certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 6.1860% per annum.

      The "WEIGHTED AVERAGE ADJUSTED NET MORTGAGE RATE" for a loan group and any
Distribution Date means a per annum rate equal to the average of the adjusted net mortgage rate of each Mortgage Loan in that loan group, weighted on the basis of its Stated Principal Balance as of the Due Date in the month prior to the month in which such Distribution Date occurs (after giving effect to prepayments received in the Prepayment Period related to that prior Due Date).

      On each Distribution Date, to the extent of funds available, each class of certificates will be entitled to receive an amount allocable to interest for the related interest accrual period. This "INTEREST DISTRIBUTION AMOUNT" for any class will be equal to the sum of (a) interest accrued during the related interest accrual period at the applicable pass-through rate on the related Class
Certificate Balance or Notional Amount, as the case may be, immediately prior to the applicable Distribution Date and (b) the sum of the amounts, if any, by which the amount described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed as interest on the prior Distribution
Dates and not subsequently distributed (which are called unpaid interest amounts).

      Beginning in August 2006, on each Distribution Date on or prior to the corridor contract termination date on which LIBOR the Strike Rate, in addition to the Interest Distribution Amount described in the preceding paragraph, the
Class 1-A-1 Certificates will also be entitled to receive distributions of the related Yield Supplement Amount from payments made under the corridor contract.
The Class 1-A-1 Certificates will receive distributions of any applicable Net
WAC Carryover Amount from interest amounts otherwise distributable to the Class
1-A-4 Certificates before receiving payments under the corridor contract.

      The "PASS-THROUGH MARGIN" for the Class 1-A-1 Certificates for the
interest accrual period related to any Distribution Date occurring on or prior to the first possible Optional Termination Date is 0.18%, and for the interest accrual period related to any Distribution Date occurring after the first possible Optional Termination Date is 0.36%.

      With respect to each Distribution Date for the Class 1-A-1 Certificates, the "INTEREST ACCRUAL PERIOD" will be the one-month period commencing on the
25th day of the month before the month in which that Distribution Date occurs
(or the closing date, in the case of the first Distribution Date) and ending on the 24th day of the month in which the Distribution Date occurs. With respect to each Distribution Date for all other classes of certificates, the "INTEREST
ACCRUAL PERIOD" will be the calendar month preceding the month of the
Distribution Date. Interest on the Class 1-A-1 Certificates for an interest accrual period will be calculated on the basis of a 360-day year and the actual number of days that elapsed in that interest accrual period. For all other classes of certificates, each interest accrual period will be deemed to consist of 30 days, and interest will be calculated and payable on the basis of a
360-day year divided into twelve 30-day months.

      The interest entitlement described above for each class of certificates for any Distribution Date will be reduced by the amount of Net Interest
Shortfalls experienced by (a) the related loan group, with respect to the senior certificates and the Group II Subordinated Certificates and (b) all related loan groups, with respect to the Group I Subordinated Certificates. With respect to any Distribution Date and loan group, the "NET INTEREST SHORTFALL" is equal to the sum of:

      o   any net prepayment interest shortfalls for that loan group and
          Distribution Date and

                                       76

      o   the amount of interest that would otherwise have been received with respect to any Mortgage Loan in that loan group that was the subject of a Relief Act Reduction or a Special Hazard Loss, Fraud Loss, Debt
          Service Reduction or Deficient Valuation, after the exhaustion of the respective amounts of coverage provided by the subordinated certificates in the related subordinated certificate group for those types of losses.

      Net Interest Shortfalls on the group 5 mortgage loans on any Distribution
Date will be allocated pro rata among all classes of Group II Certificates on such Distribution Date, based on the amount of interest each such class of Group
II Certificates would otherwise be entitled to receive on such Distribution
Date, before taking into account any reduction in such amounts from such Net
Interest Shortfalls.

      Net Interest Shortfalls for a loan group in Aggregate Loan Group I on any
Distribution Date will be allocated pro rata among all classes in the related senior certificate group and the classes of Group I Subordinated Certificates on such Distribution Date, based on the amount of interest each such class of certificates would otherwise be entitled to receive (or, in the case of the
Group I Subordinated Certificates, be deemed to be entitled to receive based on the subordinated class' share of the Assumed Balance, as described more fully below) on such Distribution Date, in each case before taking into account any reduction in such amounts from such Net Interest Shortfalls.

      For purposes of allocating Net Interest Shortfalls for a loan group in
Aggregate Loan Group I to the Group I Subordinated Certificates on any
Distribution Date, the amount of interest each class of Group I Subordinated
Certificates would otherwise be deemed to be entitled to receive from Available
Funds for that loan group in Aggregate Loan Group I on the Distribution Date will be equal to an amount of interest at the pass-through rate on a balance equal to that class' pro rata share (based on their respective Class Certificate
Balances) of the Assumed Balance for that Distribution Date. The "ASSUMED
BALANCE" for a Distribution Date and loan group in Aggregate Loan Group I is equal to the related Group I Subordinated Percentage for that Distribution Date relating to that loan group of the aggregate Stated Principal Balance of the
Mortgage Loans in that loan group as of the Due Date occurring in the month prior to the month of that Distribution Date (after giving effect to prepayments received in the Prepayment Period related to such Due Date). Notwithstanding the foregoing, on any Distribution Date after a Senior Termination Date, Net
Interest Shortfalls for the related loan group in Aggregate Loan Group I will be allocated to the classes of Group I Subordinated Certificates based on the amount of interest each such class of Group I Subordinated Certificates would otherwise be entitled to receive on that Distribution Date.

      A "RELIEF ACT REDUCTION" is a reduction in the amount of the monthly interest payment on a Mortgage Loan pursuant to the Servicemembers Civil Relief
Act or any similar state or local laws. See "Legal Aspects of the Mortgage Loans
-- Servicemembers Civil Relief Act" in the prospectus.

      With respect to any Distribution Date, a net prepayment interest shortfall for a loan group is the amount by which the aggregate of the prepayment interest shortfalls experienced by the Mortgage Loans in that loan group during the related Prepayment Period exceeds the Compensating Interest for that
Distribution Date and loan group and, in the case of Aggregate Loan Group I, the excess, if any, of the Compensating Interest for each other loan group in
Aggregate Loan Group I over the prepayment interest shortfalls for that loan group in Aggregate Loan Group I. A "PREPAYMENT INTEREST SHORTFALL" is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Mortgage Loan during the portion of a Prepayment Period occurring in the month prior to the month of the applicable Distribution Date is less than one month's interest at the related Mortgage Rate, net of the related servicing fee rate, on the Stated Principal Balance of the Mortgage Loan.

      If on any Distribution Date, Available Funds for a loan group in the
Certificate Account applied in the order described above under "-- Priority of
Distributions Among Certificates" are insufficient to make a full distribution of the interest entitlement on the group of certificates related to that loan group, interest will be distributed on each class of certificates in that certificate group of equal priority based on the amount of interest it would otherwise have been entitled to receive in the absence of the shortfall. Any unpaid interest amount will be carried forward and added to the amount holders of each class of certificates in that certificate group will be entitled to receive on the next Distribution Date. A shortfall could occur, for example, if losses realized on the Mortgage Loans in that loan group were exceptionally high or were concentrated in a particular month. Any unpaid interest amount so carried forward will not bear interest.

                                       77

THE CARRYOVER RESERVE FUND

      Pursuant to the pooling and servicing agreement, the trustee will establish and maintain an account (the "CARRYOVER RESERVE FUND"), which is held in trust by the trustee on behalf of the holders of the LIBOR Certificates and the Class 1-A-4 Certificates. The carryover reserve fund will not be an asset of any REMIC. The carryover reserve fund will be the sole source of payments to the holders of the LIBOR Certificates with respect to any Net WAC Carryover Amounts on such certificates that remain unpaid. On each Distribution Date, Current
Interest that would otherwise be distributable with respect to the Class 1-A-4
Certificates will be deposited instead in the carryover reserve fund to the extent of the applicable Required Reserve Fund Deposit for such class in the manner described below.

      For any Distribution Date, the "REQUIRED RESERVE FUND DEPOSIT" for the
Class 1-A-4 Certificates will be an amount equal to the lesser of (i) the
Current Interest for the Class 1-A-4 Certificates for such Distribution Date and
(ii) the amount required to bring the balance on deposit in the carryover shortfall reserve fund up to an amount equal to the sum of (a) the Net WAC
Carryover Amount for the Class 1-A-1 Certificates for such Distribution Date and
(b) $1,000.

      For any Distribution Date, the trustee will deposit into the carryover reserve fund any Required Reserve Fund Deposit for such date.

      On any Distribution Date for which a Net WAC Carryover Amount exists with respect to the Class 1-A-1 Certificates, the trustee will withdraw the amounts on deposit in the carryover reserve fund and distribute them to the holders of the Class 1-A-1 Certificates in an amount up to its Net WAC Carryover Amount.
Any amounts thereafter remaining will be distributed to the Class 1-A-4
Certificates.

      If, immediately after any Distribution Date, the amount on deposit in the carryover reserve fund exceeds the initial deposit therein, the trustee will distribute such excess to the holders of the Class 1-A-4 Certificates. On the
Distribution Date on which the Class Certificate Balance of the Class 1-A-1
Certificates is reduced to zero, the trustee shall distribute any amounts remaining in the carryover reserve fund to the Class 1-A-4 Certificates.

      "CURRENT INTEREST" for each class of certificates and any Distribution
Date will equal the amount of interest accrued during the related interest accrual period on the related Class Certificate Balance or Notional Amount immediately prior to that Distribution Date at such class's pass-through rate.

      "NET WAC CARRYOVER AMOUNTS" for the Class 1-A-1 Certificates and any
Distribution Date will equal the sum of

      (i)     the excess, if any, of an amount that would have been the Current
Interest for such class if the pass-through rate for such class were calculated without regard to the Weighted Average Adjusted Net Mortgage Rate of the group 1 mortgage loans for that Distribution Date, over the actual Current Interest for such class for such Distribution Date;

      (ii)    any excess described in clause (i) above remaining unpaid from prior Distribution Dates; and

      (iii)   interest for the applicable interest accrual period on the amount described in clause (ii) above based on the applicable pass-through rate for the
Class 1-A-1 Certificates (determined without regard to the Weighted Average
Adjusted Net Mortgage Rate of the group 1 mortgage loans for that Distribution
Date).

YIELD SUPPLEMENT AMOUNTS

      The "YIELD SUPPLEMENT AMOUNT" for the Class 1-A-1 Certificates and any
Distribution Date will equal:

      (A) the product of

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              (i) the excess (if any) of (A) the lesser of (x) LIBOR (as determined by the Cap Counterparty) and (y) 9.32% over (B) the Strike Rate for that Distribution Date,

              (ii) the Corridor Contract Notional Balance for that Distribution
      Date, and

              (iii) a fraction, the numerator of which is the actual number of days in the related accrual period, and the denominator of which is 360.

      minus

      (B) the Net WAC Carryover Amount paid to the Class 1-A-1 Certificates from amounts in the carryover reserve fund on that Distribution Date;

provided, that if on any Distribution Date the sum of the Yield Supplement
Amount as calculated pursuant to the method above and the Net WAC Carryover
Amount exceeds the interest entitlement (calculated under clause (i) of the definition of pass-through rate for the Class 1-A-1 Certificates) of the Class
1-A-1 Certificates for that Distribution Date, the Yield Supplement Amount for that Distribution Date shall be reduced to an amount equal to the excess of the interest entitlement (calculated under clause (i) of the definition of pass-through rate for the Class 1-A-1 Certificates) of the Class 1-A-1
Certificates over the Net WAC Carryover Amount for that Distribution Date, and any excess received under the corridor contract will be deposited to the
Supplemental Interest Reserve Fund for the purposes described below under
"--Supplemental Interest Reserve Fund."

      The "STRIKE RATE" for each Distribution Date to and including the corridor contract termination date is the percentage identified as the "Strike Rate" for that Distribution Date in Schedule 1 to this free writing prospectus.

      The Corridor Contract. The Class 1-A-1 Certificates will have the benefit of an interest rate corridor contract (the "CORRIDOR CONTRACT "). The corridor contract will not be an asset of the issuing entity, but will, instead, be an asset of a separate trust fund (the "SUPPLEMENTAL INTEREST TRUST") created under the pooling and servicing agreement for the benefit of the Class 1-A-1
Certificates. The corridor contract will be between the trustee on behalf of the supplemental interest trust and the Cap Counterparty, as evidenced in each case by a confirmation.

      Pursuant to the corridor contract, the terms of an ISDA Master Agreement were incorporated into the confirmation of the corridor contract as if such ISDA
Master Agreement had been executed by the trustee and the Cap Counterparty on the date the corridor contract was executed. The corridor contract is also subject to certain ISDA definitions, as published by the International Swaps and
Derivatives Association, Inc.

      On or prior to the corridor contract termination date, on the business day preceding each Distribution Date beginning in August 2006, the Cap Counterparty will make payments of the Yield Supplement Amount, if any.

      The "CORRIDOR CONTRACT TERMINATION DATE" for the Class 1-A-1 Certificates
is the Distribution Date in May 2011. The corridor contract is scheduled to remain in effect up to and including the corridor contract termination date.

      The "CORRIDOR CONTRACT NOTIONAL BALANCE" on each Distribution Date on or prior to the corridor contract termination date is as described in Schedule 1 to this free writing prospectus. After the corridor contract termination date, the
Corridor Contract Notional Balance will be equal to zero, and the corridor contract will be terminated.

      The Corridor Contract Notional Balance for the Class 1-A-1 Certificates
declines based on the Mortgage Loans having a prepayment rate equal to 25% of the Prepayment Assumption.

      Payments made under the corridor contract will be based on the Corridor
Contract Notional Balance on a Distribution Date. If the Corridor Contract
Notional Balance set forth on Schedule 1 to this free writing prospectus decreases at a faster rate than the Class Certificate Balance of the Class 1-A-1
Certificates, payments under the corridor contract may be insufficient to distribute the Yield Supplement Amount to the Class 1-A-1 Certificates.

                                       79

      The corridor contract will be subject to early termination only in limited circumstances. Such circumstances generally include certain insolvency or bankruptcy events relating to the Cap Counterparty or the issuing entity, the failure of the Cap Counterparty (three business days after notice of such failure is received by the Cap Counterparty) to make a payment due under the corridor contract and the corridor contract becoming illegal or subject to certain kinds of taxation.

      It will be an additional termination event under the corridor contract if the Cap Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under the Securities
Exchange Act of 1934, as amended (the "EXCHANGE ACT") and Item 1115(b)(1) or
(b)(2) of the Asset Backed Securities Regulation, 17 C.F.R.
ss.ss.229.1100-229.1123 ("REGULATION AB") with respect to certain reporting obligations of the depositor with respect to the issuing entity, which continues unremedied for the time period provided in the corridor contract, and the Cap
Counterparty fails to transfer the corridor contract, at its sole cost and expense, in whole, but not in part, to a counterparty that, (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under the Exchange Act and Regulation AB with respect to certain reporting obligations of the depositor and the issuing entity, (ii) satisfies any rating requirement set forth in the corridor contract, and (iii) is approved by the depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable.

      If the corridor contract is terminated prior to the corridor contract termination date, the Cap Counterparty will likely owe a termination payment to the trustee, payable in a lump sum to be held by the trustee until the scheduled termination date of the corridor contract. However, if such termination occurs, no assurance can be given that any such termination payment will be owing to the trustee.

      The Class 1-A-1 Certificates do not represent an obligation of the Cap
Counterparty. Holders of the Class 1-A-1 Certificates are not parties to or beneficiaries under the corridor contract and will not have any right to proceed directly against the Cap Counterparty in respect of its obligation under the corridor contract.

      The corridor contract and the related guaranty will be filed with the SEC as an Exhibit to a Current Report on Form 8-K after the closing date.

THE SUPPLEMENTAL INTEREST RESERVE FUND

      Amounts received from the Cap Counterparty under the corridor contract will be deposited in a separate account established by the trustee of the supplemental interest trust (the "SUPPLEMENTAL INTEREST RESERVE FUND"). Any amounts on deposit in the supplemental interest trust will not be the property of the issuing entity, but will, instead, be assets of the supplemental interest trust. On each Distribution Date, the trustee will withdraw the amount of the related Yield Supplement Amount from funds available on deposit in the
Supplemental Interest Trust Fund. The Supplemental Interest Reserve Fund will be held in trust in the supplemental interest trust by the supplemental interest trustee, on behalf of the holders of the Class 1-A-1 Certificates. The
Supplemental Interest Reserve Fund will not be an asset of any REMIC or the issuing entity.

      On each Distribution Date, the supplemental interest trustee will deposit into the Supplemental Interest Reserve Fund any amount received in respect of the corridor contract for the related interest accrual period. On each
Distribution Date, such amounts received in respect of the corridor contract will be distributed to the Class 1-A-1 Certificates to the extent necessary to pay the related current Yield Supplement Amount and any Yield Supplement Amount
remaining unpaid from prior Distribution Dates. Any remaining amounts will remain in the Supplemental Interest Reserve Fund. On the Distribution Date
immediately following the earlier of (i) the corridor contract termination date and (ii) the date on which the Class Certificate Balance of the Class 1-A-1
Certificates has been reduced to zero, all amounts remaining in the Supplemental
Interest Reserve Fund will be distributed to Merrill Lynch, Pierce, Fenner &
Smith Incorporated.

PRINCIPAL

      Principal Amount. On each Distribution Date, the Principal Amount for each loan group will be distributed as principal to the related classes of senior certificates (other than the related Notional Amount Certificates) in an

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amount up to the related Senior Principal Distribution Amount and as principal of the related classes of subordinated certificates, in an amount up to the related Subordinated Principal Distribution Amount.

      The "PRINCIPAL AMOUNT" for any Distribution Date and loan group will equal the sum of:

      (a)   all monthly payments of principal due on each Mortgage Loan in that loan group on the related Due Date,

      (b)   the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by the seller or another person pursuant to the pooling and servicing agreement as of the Distribution Date, excluding any
Mortgage Loan in that loan group that was repurchased due to a modification of the Mortgage Rate,

      (c)   the Substitution Adjustment Amount in connection with any deleted
Mortgage Loan in that loan group received with respect to the Distribution Date,

      (d)   any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet
Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

      (e)   with respect to each Mortgage Loan in that loan group that became a
Liquidated Mortgage Loan during the calendar month preceding the month of the
Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to the Mortgage Loan, and

      (f)   all partial and full principal prepayments by borrowers on the
Mortgage Loans in that loan group received during the related Prepayment Period, including the principal portion of the purchase price of any Mortgage Loan in that loan group that was repurchased due to modification of the Mortgage Rate,
and

      (g)   (A) any Subsequent Recoveries with respect to the Mortgage Loans in that loan group received during the calendar month preceding the month of the
Distribution Date, or (B) with respect to Subsequent Recoveries in that loan group that incurred (1) an Excess Loss or (2) a Realized Loss after the related
Senior Credit Support Depletion Date, any Subsequent Recoveries received during the calendar month preceding the month of such Distribution Date.

      Senior Principal Distribution Amount. On each Distribution Date before the related Senior Credit Support Depletion Date, the Principal Amount for a loan group, up to the amount of the related Senior Principal Distribution Amount for the Distribution Date will be distributed as principal of the following classes of senior certificates, in the following order of priority:

      (a)   with respect to loan group 1, sequentially, as follows:

            first, to the Class A-R Certificates until its Class Certificate
      Balance is reduced to zero; and

            second, concurrently, to the Class 1-A-1, Class 1-A-2 and Class
      1-A-3 Certificates, pro rata, until their respective Class Certificate
      Balances are reduced to zero.

      (b)   with respect to loan group 2, concurrently, to the Class 2-A-1 and
            Class 2-A-2 Certificates, pro rata, until their respective Class
            Certificate Balances are reduced to zero.

      (c)   with respect to loan group 3, concurrently, to the Class 3-A-1 and
            Class 3-A-2 Certificates, pro rata, until their respective Class
            Certificate Balances are reduced to zero.

      (d)   with respect to loan group 4, concurrently, to the Class 4-A-1 and
            Class 4-A-2 Certificates, pro rata, until their respective Class
            Certificate Balances are reduced to zero.

                                       81

      (e)   with respect to loan group 5, concurrently, to the Class 5-A-1,
            Class 5-A-2 and Class 5-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero.

      In addition to the amounts set forth above, the Class 5-A-2 Certificates are entitled to receive on each Distribution Date the amount of all prepayment charges on the group 5 mortgage loans received during the related Prepayment
Period.

      The capitalized terms used in this free writing prospectus shall have the following meanings:

      The "SENIOR CREDIT SUPPORT DEPLETION DATE" for the Group I Senior
Certificates and Group II Senior Certificates is the date on which the Class
Certificate Balance of each class of Group I Subordinated Certificates and Group
II Subordinated Certificates, respectively, has been reduced to zero.

      "PREPAYMENT PERIOD" means for any Distribution Date and Due Date, the period commencing on the sixteenth day of the prior calendar month (or, in the case of the first Distribution Date, the Cut-off Date) and ending on the fifteenth day of the calendar month in which such Distribution Date occurs.

      The "SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date and
loan group will equal the sum of

(i)   the related Senior Percentage of all amounts described in subclauses (a)
      through (d) of the definition of Principal Amount for that loan group and
      Distribution Date,

(ii)  for each Mortgage Loan in that loan group that became a Liquidated
      Mortgage Loan during the calendar month preceding the month of the
      Distribution Date, the lesser of

          (a) the related Senior Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that
   Distribution Date and

          (b) either

              (x) if no Excess Losses were sustained on a Liquidated Mortgage
                  Loan during the preceding calendar month, the related Senior
                  Prepayment Percentage of the amount of the liquidation
                  proceeds allocable to principal received on the Mortgage Loan
                  or

              (y) if an Excess Loss was sustained on the Liquidated Mortgage
                  Loan during the preceding calendar month, the applicable
                  Senior Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan, and

(iii) the Senior Prepayment Percentage of the amounts described in clauses (f)
      and (g) of the definition of Principal Amount for that loan group and
      Distribution Date;

provided, however, that if a Bankruptcy Loss that is an Excess Loss is sustained on a Mortgage Loan in that loan group that is not a Liquidated Mortgage Loan, the related Senior Principal Distribution Amount will be reduced on the related
Distribution Date by the related Senior Percentage of the principal portion of the Bankruptcy Loss; provided, further, however, that on any Distribution Date after the third Senior Termination Date for the Group I Certificates, the Senior
Principal Distribution Amount for the remaining senior certificate group of
Group I Senior Certificates will be calculated pursuant to the above formula based on all of the Mortgage Loans in Aggregate Loan Group I, as opposed to the
Mortgage Loans in the related loan group.

      "STATED PRINCIPAL BALANCE" means for any Mortgage Loan and any Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at the time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to (i) previous partial prepayments of principal and the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor and (ii) liquidation proceeds allocable to principal received in the

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prior calendar month and prepayments of principal received through the last day of the Prepayment Period in which the Due Date occurs, in each case, with respect to that Mortgage Loan. The "POOL PRINCIPAL BALANCE" equals the aggregate
Stated Principal Balance of the Mortgage Loans in the aggregate or in an
Aggregate Loan Group.

      The "GROUP I SENIOR PERCENTAGE" for any senior certificate group of Group
I Senior Certificates and any Distribution Date is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of the senior certificates of such senior certificate group immediately before the
Distribution Date and the denominator of which is the aggregate Stated Principal
Balance of the Mortgage Loans in the related loan group in Aggregate Loan Group
I as of the Due Date occurring in the month prior to the month of that
Distribution Date (after giving effect to prepayments in the Prepayment Period related to that Due Date); provided, however, that on any Distribution Date after the third Senior Termination Date for the Group I Certificates, the Group
I Senior Percentage of the remaining senior certificate group of Group I Senior
Certificates is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of the Group I Senior Certificates of
such remaining senior certificate group immediately prior to such date and the denominator of which is the aggregate Class Certificate Balance of all classes of Group I Certificates immediately prior to such Distribution Date. For any
Distribution Date on or prior to the third Senior Termination Date for the Group
I Certificates, the "GROUP I SUBORDINATED PERCENTAGE" for the portion of the
Group I Subordinated Certificates relating to a loan group in Aggregate Loan
Group I will be calculated as the difference between 100% and the Group I Senior
Percentage of the senior certificate group relating to that loan group on such
Distribution Date. After the third Senior Termination Date for the Group I
Certificates, the related Group I Subordinated Percentage will represent the entire interest of the Group I Subordinated Certificates in Aggregate Loan Group
I and will be calculated as the difference between 100% and the Group I Senior
Percentage for such Distribution Date.

      The "GROUP II SENIOR PERCENTAGE" for the Group II Senior Certificates and
any Distribution Date is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of the Group II Senior
Certificates immediately before the Distribution Date and the denominator of which is the aggregate Class Certificate Balance of all classes of Group II
Certificates immediately prior to such Distribution Date. For any Distribution
Date, the "GROUP II SUBORDINATED PERCENTAGE" will represent the entire interest of the Group II Subordinated Certificates in loan group 5 and will be calculated as the difference between 100% and the Group II Senior Percentage for such
Distribution Date.

      The Group I Senior Percentage and Group II Senior Percentage are each referred to in this free writing prospectus as a "SENIOR PERCENTAGE" and the
Group I Subordinated Percentage and Group II Subordinated Percentage are each referred to in this free writing prospectus as a "SUBORDINATED PERCENTAGE."

      The "SENIOR PREPAYMENT PERCENTAGE" of a senior certificate group for any
Distribution Date occurring during the seven years beginning on the first
Distribution Date will equal 100%. Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph.
This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates (other than the Notional Amount Certificates) that receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the related Aggregate Loan Group evidenced by the subordinated certificates in the related subordinated certificate group. Increasing the respective interest of the subordinated certificates in a subordinated certificate group relative to that of the related senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates in that subordinated certificate group. The "SUBORDINATED PREPAYMENT PERCENTAGE"
for a loan group as of any Distribution Date will be calculated as the difference between 100% and the related Senior Prepayment Percentage on that
Distribution Date.

      The Senior Prepayment Percentage of a senior certificate group for any
Distribution Date occurring on or after the seventh anniversary of the first
Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related
Subordinated Percentage for the Distribution Date; for any Distribution Date in
the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for the Distribution Date; for any Distribution
Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for the Distribution Date; for any Distribution
Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for the Distribution Date; and for any
Distribution Date thereafter, the related Senior Percentage for the Distribution

                                       83

Date (unless on any Distribution Date the Senior Percentage of a senior certificate group exceeds the initial Senior Percentage of such senior certificate group, in which case the Senior Prepayment Percentage for each senior certificate group relating to the same Aggregate Loan Group for the
Distribution Date will once again equal 100%).

      Notwithstanding the foregoing, no decrease in the Senior Prepayment
Percentage for any loan group in Aggregate Loan Group I will occur unless both of the step down conditions listed below are satisfied with respect to such loan groups:

o  the outstanding principal balance of all Mortgage Loans in a loan group in
   Aggregate Loan Group I delinquent 60 days or more (averaged over the preceding six month period) (including any Mortgage Loans subject to foreclosure proceedings, real estate owned by the issuing entity and Mortgage
   Loans the mortgagors of which are in bankruptcy), as a percentage of (a) if such date is on or prior to the third Senior Termination Date, the Group I
   Subordinated Percentage for that loan group of the aggregate Stated Principal
   Balance of the related Mortgage Loans or (b) if such date is after the third
   Senior Termination Date, the aggregate Class Certificate Balance of the Group
   I Subordinated Certificates immediately prior to that Distribution Date, does not equal or exceed 50%; and

o  cumulative Realized Losses on the Mortgage Loans in each loan group in
   Aggregate Loan Group I do not exceed

            o     commencing with the Distribution Date on the seventh
                  anniversary of the first Distribution Date, 30% of (i) if such date is on or prior to the third Senior Termination Date, the
                  Group I Subordinated Percentage for that loan group in
                  Aggregate Loan Group I of the aggregate Stated Principal
                  Balance of the Mortgage Loans in that loan group, in each case as of the Cut-off Date or (ii) if such date is after the third
                  Senior Termination Date, the aggregate Class Certificate
                  Balance of the Group I Subordinated Certificates as of the
                  closing date (in either case, the "GROUP I ORIGINAL
                  SUBORDINATE PRINCIPAL BALANCE"),

            o     commencing with the Distribution Date on the eighth
                  anniversary of the first Distribution Date, 35% of the group I original subordinate principal balance,

            o     commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the group I original subordinate principal balance,

            o     commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the group I original subordinate principal balance, and

            o     commencing with the Distribution Date on the eleventh
                  anniversary of the first Distribution Date, 50% of the group I original subordinate principal balance.

      The "SENIOR TERMINATION DATE" for a senior certificate group of Group I
Senior Certificates is the date on which the aggregate Class Certificate Balance of the Group I Senior Certificates of such senior certificate group is reduced to zero.

      Notwithstanding the preceding paragraphs, if (x) on or before the
Distribution Date in June 2009, the Aggregate Group I Subordinated Percentage is
at least 200% of the Aggregate Group I Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized
Losses on the Mortgage Loans in Aggregate Loan Group I do not exceed 20% of the aggregate Class Certificate Balance of the Group I Subordinated Certificates as
of the closing date, the Senior Prepayment Percentage for each loan group in
Aggregate Loan Group I will equal the related Group I Senior Percentage for that
Distribution Date plus 50% of an amount equal to 100% minus the related Group I
Senior Percentage for that Distribution Date and (y) after the Distribution Date in June 2009, the Aggregate Group I Subordinated Percentage is at least 200% of the Aggregate Group I Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses on the Mortgage Loans in Aggregate Loan Group I do not exceed 30% of the aggregate
Class Certificate Balance of the Group I Subordinated Certificates as of the
closing date (the "GROUP I TWO TIMES TEST"),

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the Senior Prepayment Percentage for each loan group in Aggregate Loan Group I will equal the related Group I Senior Percentage.

      The "AGGREGATE GROUP I SUBORDINATED PERCENTAGE" for any Distribution Date
is a fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Certificate Balance of the Group I Subordinated Certificates
immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans in Aggregate Loan
Group I as of the Due Date in the month preceding the month of such Distribution
Date (after giving effect to principal prepayments received in the Prepayment
Period related to that prior Due Date).

      Notwithstanding the foregoing, no decrease in the Senior Prepayment
Percentage for loan group 5 will occur unless both of the step down conditions listed below are satisfied with respect to loan group 5:

o  the outstanding principal balance of all group 5 mortgage loans delinquent 60 days or more (averaged over the preceding six month period) (including any
   Mortgage Loans subject to foreclosure proceedings, real estate owned by the issuing entity and Mortgage Loans the mortgagors of which are in bankruptcy), as a percentage of the aggregate Class Certificate Balance of the Group II
   Subordinated Certificates immediately prior to that Distribution Date, does not equal or exceed 50%; and

o  cumulative Realized Losses on the Mortgage Loans in loan group 5 do not exceed

            o     commencing with the Distribution Date on the seventh
                  anniversary of the first Distribution Date, 30% of the
                  aggregate Class Certificate Balance of the Group II
                  Subordinated Certificates as of the closing date (the "GROUP
                  II ORIGINAL SUBORDINATE PRINCIPAL BALANCE"),

            o     commencing with the Distribution Date on the eighth
                  anniversary of the first Distribution Date, 35% of the group
                  II original subordinate principal balance,

            o     commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the group II original subordinate principal balance,

            o     commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the group II original subordinate principal balance, and

            o     commencing with the Distribution Date on the eleventh
                  anniversary of the first Distribution Date, 50% of the group
                  II original subordinate principal balance.

      Notwithstanding the preceding paragraphs, if (x) on or before the
Distribution Date in June 2009, the Group II Subordinated Percentage is at least
200% of the Group II Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses on the group 5 mortgage loans do not exceed 20% of the aggregate Class Certificate
Balance of the Group II Subordinated Certificates as of the closing date, the
Senior Prepayment Percentage for loan group 5 will equal the related Group II
Senior Percentage for that Distribution Date plus 50% of an amount equal to 100%
minus the related Group II Senior Percentage for that Distribution Date and (y)
after the Distribution Date in June 2009, the Group II Subordinated Percentage
is at least 200% of the Group II Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses on the group 5 mortgage loans do not exceed 30% of the aggregate Class
Certificate Balance of the Group II Subordinated Certificates as of the closing date (the "GROUP II TWO TIMES TEST"), the Senior Prepayment Percentage for loan group 5 will equal the related Group II Senior Percentage.

      If on any Distribution Date the allocation to the class or classes of senior certificates then entitled to distributions of principal and other amounts in the percentages required above would reduce the outstanding Class
Certificate Balance of the class or classes below zero, the distribution to the class or classes of certificates of the related Senior Percentage and Senior
Prepayment Percentage of those amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balance(s)
to zero.

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CROSS-COLLATERALIZATION

      Cross-Collateralization due to disproportionate principal payments. On each Distribution Date after the first Senior Termination Date but prior to the earlier of the Senior Credit Support Depletion Date for the Group I Certificates
and the third Senior Termination Date, all principal on the Mortgage Loans in the loan group related to the senior certificate group of Group I Senior
Certificates that will have been paid in full will be distributed on a pro rata basis, based on Class Certificate Balance, to the Group I Senior Certificates
then outstanding relating to the other loan groups in Aggregate Loan Group I.
However, principal will not be distributed as described above if on that
Distribution Date (a) the Aggregate Group I Subordinated Percentage for that
Distribution Date is greater than or equal to 200% of the Aggregate Group I
Subordinated Percentage as of the closing date and (b) the aggregate Stated
Principal Balance of all of the Mortgage Loans in Aggregate Loan Group I
delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Group I
Subordinated Certificates, is less than 50%. If principal from one loan group is distributed to the Group I Senior Certificates of a senior certificate group related to another loan group according to this paragraph, the Group I
Subordinated Certificates will not receive that principal amount on the
Distribution Date.

      Cross-Collateralization due to disproportionate Realized Losses in one loan group in Aggregate Loan Group I. If on any Distribution Date the aggregate
Class Certificate Balance of the Group I Senior Certificates of a senior certificate group, after giving effect to distributions to be made on that
Distribution Date, is greater than the aggregate Stated Principal Balance of the
Mortgage Loans for that loan group in Aggregate Loan Group I (any such group, the "UNDERCOLLATERALIZED GROUP"), all amounts otherwise distributable as principal to the Group I Subordinated Certificates (or, following the related
Senior Credit Support Depletion Date, the amounts described in the following sentence) will be distributed as principal to the Group I Senior Certificates of the Undercollateralized Group, until the aggregate Class Certificate Balance of the Group I Senior Certificates of the Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans for that loan group in
Aggregate Loan Group I (such distribution, an "UNDERCOLLATERALIZATION
DISTRIBUTION"). If the Group I Senior Certificates of a senior certificate group constitute an Undercollateralized Group on any Distribution Date following the related Senior Credit Support Depletion Date, Undercollateralization
Distributions will be made from the excess of the Available Funds for the other loan groups in Aggregate Loan Group I remaining after all required amounts for that Distribution Date have been distributed to the Group I Senior Certificates of that related senior certificate group. If more than one Undercollateralized
Group on any Distribution Date is entitled to an Undercollateralization
Distribution, such Undercollateralization Distribution will be allocated among the Undercollateralized Groups, pro rata, based upon the amount by which the aggregate Class Certificate Balance of the Group I Senior Certificates in each senior certificate group exceeds the sum of the aggregate Stated Principal
Balance of the Mortgage Loans for each related Undercollateralized Group. If more than one senior certificate group related to Aggregate Loan Group I on any
Distribution Date is required to make an Undercollateralization Distribution to an Undercollateralized Group, the payment of such Undercollateralization
Distribution will be allocated among such senior certificate groups, pro rata, based upon the aggregate Class Certificate Balance of the related Group I Senior
Certificates. Accordingly, the Group I Subordinated Certificates will not receive distributions of principal until each Undercollateralized Group is no longer undercollateralized.

      All distributions described in this "Cross-Collateralization" section will be made in accordance with the priorities set forth under "Distributions on the
Certificates -- Principal -- Senior Principal Distribution Amount" above and "--
Subordinated Principal Distribution Amount" below.

      All distributions described in this "Cross-Collateralization" section will be made in accordance with the priorities set forth under "Distributions on the
Certificates -- Principal -- Senior Principal Distribution Amount" above and "--
Subordinated Principal Distribution Amount" below.

      There is no cross-collateralization permitted between the Group I
Certificates and the Group II Certificates.

      Subordinated Principal Distribution Amount. On each Distribution Date and with respect to each loan group, to the extent of Available Funds therefor, the
Principal Amount for each loan group, up to the amount of the Subordinated
Principal Distribution Amount for each loan group for the Distribution Date, will be distributed as principal of the related subordinated certificates.
Except as provided in the next paragraph, each class of subordinated certificates in a subordinated certificate group will be entitled to receive its pro rata share of the

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Subordinated Principal Distribution Amount from all loan groups in the same
Aggregate Loan Group (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds from all loan groups in that Aggregate Loan Group for distribution of principal.
Distributions of principal of the subordinated certificates in a subordinated certificate group will be made sequentially to the classes of subordinated certificates in the order of their numerical class designations, beginning with the related class of Class B-1 Certificates, until their respective Class
Certificate Balances are reduced to zero.

      With respect to each class of subordinated certificates in a subordinated certificate group (other than the class of subordinated certificates in that subordinated certificate group then outstanding with the highest priority of distribution), if on any Distribution Date the sum of the Class Subordination
Percentages of such class and all classes of subordinated certificates in the same subordinated certificate group that have lower priorities of distribution than that class (the "APPLICABLE CREDIT SUPPORT PERCENTAGE") is less than the
Applicable Credit Support Percentage for that class on the date of issuance of the certificates (the "ORIGINAL APPLICABLE CREDIT SUPPORT PERCENTAGE"), no
distribution of partial principal prepayments and principal prepayments in full will be made to any of those classes (the "RESTRICTED CLASSES") and the amount of partial principal prepayments and principal prepayments in full otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates in that subordinated certificate group, pro rata, based upon their respective Class Certificate Balances, and distributed in the sequential order described above.

      The "CLASS SUBORDINATION PERCENTAGE" with respect to any Distribution Date and each class of subordinated certificates in a subordinated certificate group, will equal the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of that class of subordinated certificates immediately before that Distribution Date and the denominator of which is the aggregate Class Certificate Balance of all classes of certificates relating to that subordinated certificate group immediately before that Distribution Date.

      The approximate Original Applicable Credit Support Percentages for the
Group I Subordinated Certificates on the date of issuance of the certificates are expected to be as follows:

            Class I-B-1.............................   8.00%
            Class I-B-2.............................   4.65%
            Class I-B-3.............................   3.00%
            Class I-B-4.............................   2.10%
            Class I-B-5.............................   1.20%
            Class I-B-6.............................   0.50%

      The approximate Original Applicable Credit Support Percentages for the
Group II Subordinated Certificates on the date of issuance of the certificates are expected to be as follows:

            Class II-B-1............................   6.45%
            Class II-B-2............................   2.60%
            Class II-B-3............................   1.70%
            Class II-B-4............................   1.20%
            Class II-B-5............................   0.65%
            Class II-B-6............................   0.30%

      The "SUBORDINATED PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date
and loan group in an Aggregate Loan Group will equal the sum of:

      o   the related Subordinated Percentage for that loan group of all amounts described in clauses (a) through (d) of the definition of Principal
          Amount for that loan group and Distribution Date,

      o   for each Mortgage Loan in that loan group that became a Liquidated
          Mortgage Loan during the calendar month preceding the month of the
          Distribution Date, the portion of the liquidation proceeds allocable to principal received on the Mortgage Loan, after application of the amounts pursuant to clause (ii) of the definition of Senior Principal
          Distribution Amount, up to the related Subordinated

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          Percentage of the Stated Principal Balance of the Mortgage Loan as of
          the Due Date in the month preceding the month of that Distribution
          Date, and

      o   the related Subordinated Prepayment Percentage of the amounts described in clauses (f) and (g) of the definition of Principal Amount for that loan group and Distribution Date.

      On any Distribution Date after the third Senior Termination Date for the
Group I Certificates, the Subordinated Principal Distribution Amount for the
Group I Subordinated Certificates will not be calculated by loan group but will equal the amount calculated pursuant to the formula set forth above based on the applicable Group I Subordinated Percentage or Subordinated Prepayment
Percentage, as applicable, for the Group I Subordinated Certificates for such
Distribution Date with respect to all of the Mortgage Loans in Aggregate Loan
Group I as opposed to the Mortgage Loans in the related loan group.

      Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the issuing entity shall exist, regardless of whether they are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution
Date, the holders of the Class A-R Certificates will be entitled to receive any
Available Funds for any loan group in the related Aggregate Loan Group remaining after payment of interest and principal on the related classes of senior certificates and interest and principal on the subordinated certificates of the related subordinated certificate group, as described above. It is not anticipated that there will be any significant amounts remaining for that distribution.

ALLOCATION OF LOSSES

      On each Distribution Date, any Realized Loss on the Mortgage Loans in a
loan group in an Aggregate Loan Group, other than any Excess Loss, will be allocated first to the related classes of subordinated certificates, in the reverse order of their numerical class designations (beginning with the related class of subordinated certificates then outstanding with the highest numerical class designation), in each case until the Class Certificate Balance of each related class of subordinated certificates has been reduced to zero, and then to the senior certificates of the related senior certificate group (other than the
Notional Amount Certificates) pro rata, based upon their respective Class
Certificate Balances, except that any Realized Losses on the group 1 mortgage loans that would otherwise be allocated to the Class 1-A-1 and Class 1-A-2
Certificates will instead be allocated to the Class 1-A-3 Certificates until its
Class Certificate Balance is reduced to zero; any Realized Losses on the group 2 mortgage loans that would otherwise be allocated to the Class 2-A-1 Certificates will instead be allocated to the Class 2-A-2 Certificates until its Class
Certificate Balance is reduced to zero; any Realized Losses on the group 3 mortgage loans that would otherwise be allocated to the Class 3-A-1 Certificates will instead be allocated to the Class 3-A-2 Certificates until its Class
Certificate Balance is reduced to zero; any Realized Losses on the group 4 mortgage loans that would otherwise be allocated to the Class 4-A-1 Certificates will instead be allocated to the Class 4-A-2 Certificates until its Class
Certificate Balance is reduced to zero; and any Realized Losses on the group 5 mortgage loans that would otherwise be allocated to the Class 5-A-1 and Class
5-A-2 Certificates will instead be allocated to the Class 5-A-3 Certificates until its Class Certificate Balance is reduced to zero.

      On each Distribution Date, Excess Losses on the Mortgage Loans in a loan group will be allocated among the classes of senior certificates of the related senior certificate group and the classes of subordinated certificates of the related subordinated certificate group as follows:

o  the applicable Senior Percentage of such Excess Loss will be allocated among the classes of senior certificates in that senior certificate group, pro rata, based on their Class Certificate Balances and

o  the applicable Subordinated Percentage of such Excess Loss will be allocated among the related classes of subordinated certificates, pro rata, based on
   (i) in the case of the Group I Subordinated Certificates, each class' share of the Assumed Balance for the applicable loan group in Aggregate Loan Group
   I and (ii) in the case of the Group II Subordinated Certificates, their Class
   Certificate Balances.

      The share of the Assumed Balance for each class of Group I Subordinated
Certificates and a loan group in Aggregate Loan Group I will be based on the
Class Certificate Balance of each class of Group I Subordinated

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Certificates; provided, however, on any Distribution Date after the third Senior
Termination Date for the Group I Certificates, Excess Losses on the Mortgage
Loans in the related loan group in Aggregate Loan Group I will be allocated to the Group I Subordinated Certificates based upon their respective Class
Certificate Balances; provided further, however, on any Distribution Date on and after the related Senior Credit Support Depletion Date, any Excess Loss on any
Mortgage Loan will be allocated pro rata among the classes of senior certificates (other than the Notional Amount Certificates) in the related senior certificate group.

      Unlike Realized Losses, any Excess Losses on the Mortgage Loans in a loan group will be allocated proportionately among all related classes of certificates (other than the Notional Amount Certificates) including the Class
1-A-1, Class 1-A-2, Class 2-A-1, Class 3-A-1, Class 4-A-1, Class 5-A-1 and Class
5-A-2 Certificates, without any reallocation of Excess Losses.

      Because principal distributions are paid to some classes of certificates before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated
Realized Losses on the Mortgage Loans than holders of classes that are entitled to receive principal earlier.

      In general, a "REALIZED LOSS" means, for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the related Mortgage Loan. "EXCESS LOSSES" for an Aggregate Loan Group are
Special Hazard Losses in excess of the related Special Hazard Loss Coverage
Amount, Bankruptcy Losses in excess of the related Bankruptcy Loss Coverage
Amount and Fraud Losses in excess of the related Fraud Loss Coverage Amount.
"BANKRUPTCY LOSSES" are losses that are incurred as a result of Debt Service
Reductions and Deficient Valuations. "SPECIAL HAZARD LOSSES" are Realized Losses
in respect of Special Hazard Mortgage Loans. "FRAUD LOSSES" are losses sustained on a Liquidated Mortgage Loan by reason of a default arising from fraud, dishonesty or misrepresentation. See "Credit Enhancement -- Subordination" in
this free writing prospectus.

      A "LIQUIDATED MORTGAGE LOAN" is a defaulted Mortgage Loan as to which the servicer has determined that all recoverable liquidation and insurance proceeds have been received. A "SPECIAL HAZARD MORTGAGE LOAN" is a Liquidated Mortgage
Loan as to which the ability to recover the full amount due thereunder was substantially impaired by a hazard not insured against under a standard hazard insurance policy of the type described in the prospectus under "Credit
Enhancement -- Special Hazard Insurance Policies." See "Credit Enhancement --
Subordination" in this free writing prospectus.

      "SUBSEQUENT RECOVERIES" are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized
Loss in a month prior to the month of receipt of such recoveries.

      The pooling and servicing agreement does not permit the allocation of
Realized Losses to the Class I-P-1 and Class I-P-2 Certificates.

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                               CREDIT ENHANCEMENT

SUBORDINATION

      Any Realized Losses on the Mortgage Loans will be allocated as described under "Description of the Certificates - Allocation of Losses" in this free writing prospectus.

      The rights of the holders of the subordinated certificates in a subordinated certificate group to receive distributions with respect to the
Mortgage Loans in the related Aggregate Loan Group will be subordinated to the rights of the holders of the related senior certificates and the rights of the holders of each class of subordinated certificates in that subordinated certificate group (other than the related class of Class B-1 Certificates) to receive the distributions that are allocated to those classes of subordinated certificates will be further subordinated to the rights of the related class or classes of subordinated certificates with lower numerical class designations, in each case only to the extent described in this free writing prospectus. The subordination of the subordinated certificates in a subordinated certificate group to the related senior certificates and the subordination of the classes of subordinated certificates in a subordinated certificate group with higher numerical class designations to those with lower numerical class designations is intended to increase the likelihood of receipt, respectively, by the applicable senior certificateholders and the holders of the related subordinated certificates with lower numerical class designations of the maximum amount to which they are entitled on any Distribution Date and to provide the holders protection against Realized Losses, other than Excess Losses. In addition, the subordinated certificates in a subordinated certificate group will provide limited protection against Special Hazard Losses, Bankruptcy Losses and Fraud
Losses up to the applicable Special Hazard Loss Coverage Amount, Bankruptcy Loss
Coverage Amount and Fraud Loss Coverage Amount, respectively, as described in the following paragraphs.

      The Group I Subordinated Certificates will provide limited protection to the Group I Senior Certificates against

o  Special Hazard Losses in an initial amount expected to be up to approximately
   $6,100,000 (the "GROUP I SPECIAL HAZARD LOSS COVERAGE AMOUNT"),

o  Bankruptcy Losses in an initial amount expected to be up to approximately
   $260,000 (the "GROUP I BANKRUPTCY LOSS COVERAGE AMOUNT"), and

o  Fraud Losses in an initial amount expected to be up to approximately
   $26,132,238 (the "GROUP I FRAUD LOSS COVERAGE AMOUNT").

      The Group II Subordinated Certificates will provide limited protection to the Group II Senior Certificates against

o  Special Hazard Losses in an initial amount expected to be up to approximately
   $4,000,000 (the "GROUP II SPECIAL HAZARD LOSS COVERAGE AMOUNT"),

o  Bankruptcy Losses in an initial amount expected to be up to approximately
   $150,000 (the "GROUP II BANKRUPTCY LOSS COVERAGE AMOUNT"), and

o  Fraud Losses in an initial amount expected to be up to approximately
   $6,844,574 (the "GROUP II FRAUD LOSS COVERAGE AMOUNT").

      Each of the Group I Special Hazard Loss Coverage Amount and Group II
Special Hazard Loss Coverage Amount (in either case, a "SPECIAL HAZARD LOSS
COVERAGE AMOUNT") will be reduced, from time to time, to be an amount equal on any Distribution Date to the lesser of

o  that Special Hazard Loss Coverage Amount as of the closing date less the amount, if any, of losses attributable to Special Hazard Mortgage Loans in the related Aggregate Loan Group, incurred since the closing date, or

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o  the greatest of

            o     1% of the aggregate of the principal balances of the Mortgage
                  Loans in the related Aggregate Loan Group,

            o     twice the principal balance of the largest Mortgage Loan in the related Aggregate Loan Group, and

            o     the aggregate principal balances of the Mortgage Loans in the related Aggregate Loan Group, secured by mortgaged properties located in the single California postal zip code area having the highest aggregate principal balance of any ZIP code area.

All principal balances for the purpose of this definition will be calculated as of the first day of the month before the month in which the Distribution Date occurs after giving effect to scheduled installments of principal and interest on the Mortgage Loans in the related Aggregate Loan Group then due, whether or not paid.

      Each of the Group I Fraud Loss Coverage Amount and Group II Fraud Loss
Coverage Amount (in either case, a "FRAUD LOSS COVERAGE AMOUNT") will be reduced, from time to time, by the amount of Fraud Losses allocated to the classes of certificates relating to the same Aggregate Loan Group. In addition, each Fraud Loss Coverage Amount will be reduced on the fifth anniversary of the
Cut-off Date, to zero and on the first, second, third and fourth anniversaries of the Cut-off Date, to an amount equal to the lesser of:

o  2.00% of the then current pool principal balance of the Aggregate Loan Group, in the case of the first such anniversary and 1.00% of the then current pool principal balance of the Aggregate Loan Group, as of the second, third and fourth such anniversaries,

and

o  the excess of:

      o     the related Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over

      o     the cumulative amount of Fraud Losses allocated to the classes of certificates relating to that Aggregate Loan Group since the preceding anniversary.

      Each Bankruptcy Loss Coverage Amount will be reduced, from time to time, by the amount of Bankruptcy Losses allocated to the subordinated certificates in the related subordinated certificate group.

      The amount of coverage provided by the subordinated certificates in a subordinated certificate group for Special Hazard Losses, Bankruptcy Losses and
Fraud Losses on the Mortgage Loans in the related Aggregate Loan Group may be cancelled or reduced from time to time for each of the risks covered, provided that the then current ratings of the certificates assigned by the rating agencies are not adversely affected as a result. In addition, a reserve fund or other form of credit enhancement may be substituted for the protection provided by the related subordinated certificates for related Special Hazard Losses,
Bankruptcy Losses and Fraud Losses.

      A "DEFICIENT VALUATION" is a bankruptcy proceeding whereby the bankruptcy court may establish the value of the mortgaged property at an amount less than the then outstanding principal balance of the Mortgage Loan secured by the mortgaged property or may reduce the outstanding principal balance of a Mortgage
Loan. In the case of a reduction in that value of the mortgaged property, the amount of the secured debt could be reduced to that value, and the holder of the
Mortgage Loan thus would become an unsecured creditor to the extent the outstanding principal balance of the Mortgage Loan exceeds the value so assigned to the mortgaged property by the bankruptcy court. In addition, other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including the reduction (a "DEBT SERVICE REDUCTION") of the amount of the monthly payment on the Mortgage Loan. However, none of these shall be considered a Debt Service Reduction or Deficient Valuation so long as the servicer is pursuing any other remedies that may be available with respect to the Mortgage Loan and either the Mortgage

                                       91

Loan has not incurred payment default or scheduled monthly payments of principal and interest are being advanced by the servicer without giving effect to any
Debt Service Reduction or Deficient Valuation.

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